                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                   FORM N-1A

                                                                 File No. 33-442




REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                                            /     X    /


     Pre-Effective Amendment No.                                                                   /          /
                                  --------


     Post-Effective Amendment No.    18                                                            /     X    /
                                  --------

                                                         AND


REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940                                    /     X    /


     Amendment No.   18
                   ------


                       DELAWARE GROUP DELCAP FUND, INC.
-----------------------------------------------------------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)

                 1818 Market Street, Philadelphia, Pennsylvania                            19103
-----------------------------------------------------------------------------------------------------
                    (Address of Principal Executive Offices)                             (Zip Code)

Registrant's Telephone Number, including Area Code:                                    (215) 751-2923
                                                                                       --------------

    George M. Chamberlain, Jr., 1818 Market Street, Philadelphia, PA 19103
-----------------------------------------------------------------------------------------------------
                   (Name and Address of Agent for Service)

Approximate Date of Public Offering:                                                November 29, 1995
                                                                                    -----------------

It is proposed that this filing will become effective:


                            immediately upon filing pursuant to paragraph (b)
                 ---------

                     X      on November 29, 1995 pursuant to paragraph (b)
                 ---------

                            60 days after filing pursuant to paragraph (a)(1)
                 ---------

                            on (date) pursuant to paragraph (a)(1)
                 ---------

                            75 days after filing pursuant to paragraph (a)(2)
                 ---------

                            on (date) pursuant to paragraph (a)(2) of Rule 485
                 ---------


          Registrant has registered an indefinite amount of securities under the Securities Act of 1933 pursuant to Section 24(f)
       of the Investment Company Act of 1940.  Registrant's 24f-2 Notice
  for its most recent fiscal year will be filed on or about November 29, 1995.

                                                                                Form N-1A
                                                                                File No. 33-442
                                                                                Delaware Group DelCap Fund, Inc.

                          ---   C O N T E N T S   ---


     This Post-Effective Amendment No. 18 to Registration File No. 33-442 includes the following:

                   1.     Facing Page

                   2.     Contents Page

                   3.     Cross-Reference Sheet

                   4.     Part A - Prospectuses

                   5.     Part B - Statement of Additional Information

                   6.     Part C - Other Information

                   7.     Signatures

                                                Form N-1A
                                                File No. 33-442
                                                Delaware Group DelCap Fund, Inc.




                             CROSS-REFERENCE SHEET*

                                     PART A

                                                                                                       Location in
             Item No.  Description                                                                    Prospectuses
             --------  -----------                                                                    ------------
                                                                                              A Class/          Institutional
                                                                                             B Class/                Class
                                                                                             C Class

              1        Cover Page   . . . . . . . . . . . . . . . . . . . . . . . .            Cover                 Cover

              2        Synopsis   . . . . . . . . . . . . . . . . . . . . . . . . .          Synopsis,             Synopsis,
                                                                                            Summary of            Summary of
                                                                                              Expenses             Expenses

              3        Condensed Financial Information  . . . . . . . . . . . . . .          Financial             Financial
                                                                                             Highlights           Highlights

              4        General Description of Registrant    . . . . . . . . . . . .          Investment           Investment
                                                                                           Objective and        Objective and
                                                                                           Policy, Shares       Policy, Shares

              5        Management of the Fund   . . . . . . . . . . . . . . . . . .        Management of        Management of
                                                                                              the Fund             the Fund


              6        Capital Stock and Other Securities   . . . . . . . . . . . .           Delaware             Dividends
                                                                                           Difference,        and Distributions,
                                                                                           Dividends and        Taxes, Shares
                                                                                           Distributions,
                                                                                           Taxes, Shares

              7        Purchase of Securities Being Offered   . . . . . . . . . . .            Cover,               Cover,
                                                                                           Buying Shares,       Buying Shares,
                                                                                           Calculation of       Calculation of
                                                                                           Offering Price       Net Asset Value
                                                                                           and Net Asset          Per Share,
                                                                                          Value Per Share,      Management of
                                                                                           Management of           the Fund
                                                                                              the Fund

              8        Redemption or Repurchase   . . . . . . . . . . . . . . . . .        Buying Shares,       Buying Shares,
                                                                                             Redemption           Redemption
                                                                                            and Exchange         and Exchange

              9        Pending Legal Proceedings  . . . . . . . . . . . . . . . . .             None                 None

          * This filing relates to Registrant's DelCap Fund A Class, DelCap Fund B Class and DelCap Fund C Class, which are combined in one prospectus, and DelCap Fund Institutional Class, which has its own prospectus. The four classes have a common Part B and Part C.

                                                Form N-1A
                                                File No. 33-442
                                                Delaware Group DelCap Fund, Inc.




                             CROSS REFERENCE SHEET

                                     PART B

                                                                                                  Location in Statement
             Item No.  Description                                                              of Additional Information
             --------  -----------                                                              -------------------------
             10        Cover Page   . . . . . . . . . . . . . . . . . . . . . . . .                       Cover

             11        Table of Contents  . . . . . . . . . . . . . . . . . . . . .                 Table of Contents

             12        General Information and History  . . . . . . . . . . . . . .                General Information

             13        Investment Objectives and Policies   . . . . . . . . . . . .              Investment Policies and
                                                                                                  Portfolio Techniques

             14        Management of the Registrant   . . . . . . . . . . . . . . .              Officers and Directors

             15        Control Persons and Principal Holders
                       of Securities  . . . . . . . . . . . . . . . . . . . . . . .              Officers and Directors

             16        Investment Advisory and Other Services   . . . . . . . . . .              Plans Under Rule 12b-1
                                                                                                  for the Fund Classes
                                                                                               (under Purchasing Shares),
                                                                                                  Investment Management
                                                                                                 Agreement, Officers and
                                                                                                   Directors, General
                                                                                                 Information, Financial
                                                                                                       Statements

             17        Brokerage Allocation   . . . . . . . . . . . . . . . . . . .          Trading Practices and Brokerage

             18        Capital Stock and Other Securities   . . . . . . . . . . . .                Capitalization and
                                                                                                  Noncumulative Voting
                                                                                               (under General Information)

             19        Purchase, Redemption and Pricing of Securities
                       Being Offered  . . . . . . . . . . . . . . . . . . . . . . .                Purchasing Shares,
                                                                                               Determining Offering Price
                                                                                                  and Net Asset Value,
                                                                                               Redemption and Repurchase,
                                                                                                   Exchange Privilege

             20        Tax Status   . . . . . . . . . . . . . . . . . . . . . . . .                Accounting and Tax
                                                                                                 Issues, Distributions
                                                                                                        and Taxes

             21        Underwriters   . . . . . . . . . . . . . . . . . . . . . . .                 Purchasing Shares

             22        Calculation of Performance Data  . . . . . . . . . . . . . .              Performance Information

             23        Financial Statements   . . . . . . . . . . . . . . . . . . .               Financial Statements

                                                Form N-1A
                                                File No. 33-442
                                                Delaware Group DelCap Fund, Inc.




                             CROSS REFERENCE SHEET

                                     PART C

                                                                                                       Location in
                                                                                                         Part C
                                                                                                      ------------
             24        Financial Statements and Exhibits  . . . . . . . . . . . .                         Item 24

             25        Persons Controlled by or under Common
                       Control with Registrant  . . . . . . . . . . . . . . . . .                         Item 25

             26        Number of Holders of Securities  . . . . . . . . . . . . .                         Item 26

             27        Indemnification  . . . . . . . . . . . . . . . . . . . . .                         Item 27

             28        Business and Other Connections of
                       Investment Adviser   . . . . . . . . . . . . . . . . . . .                         Item 28

             29        Principal Underwriters   . . . . . . . . . . . . . . . . .                         Item 29

             30        Location of Accounts and Records   . . . . . . . . . . . .                         Item 30

             31        Management Services  . . . . . . . . . . . . . . . . . . .                         Item 31

             32        Undertakings   . . . . . . . . . . . . . . . . . . . . . .                         Item 32

                                 =================
                                 DELCAP FUND

                                 A  CLASS

                                 B  CLASS


                                 C  CLASS


                                 =================

                                 PROSPECTUS

                                 NOVEMBER 29, 1995




The Delaware Group includes funds with a wide range of investment objectives. Stock funds, income funds, tax-free funds, money market funds, global and international funds and closed-end equity funds give investors the ability to create a portfolio that fits their personal financial goals. For more information, contact your financial adviser or call Delaware Group at 800-523-4640.



INVESTMENT MANAGER
Delaware Management Company, Inc.
One Commerce Square
Philadelphia, PA 19103

NATIONAL DISTRIBUTOR
Delaware Distributors, L.P.
1818 Market Street
Philadelphia, PA 19103

SHAREHOLDER SERVICING,
DIVIDEND DISBURSING
AND TRANSFER AGENT
Delaware Service Company, Inc.
1818 Market Street
Philadelphia, PA 19103

LEGAL COUNSEL
Stradley, Ronon, Stevens & Young
One Commerce Square
Philadelphia, PA 19103

INDEPENDENT AUDITORS
Ernst & Young LLP
Two Commerce Square
Philadelphia, PA 19103

CUSTODIAN
Chemical Bank
450 West 33rd Street
New York, NY 10001




                                 DELAWARE
                                 GROUP
                                 =====================

DELCAP FUND                                                           PROSPECTUS


                                                               NOVEMBER 29, 1995


A CLASS SHARES


B CLASS SHARES


C CLASS SHARES

--------------------------------------------------------------------------------

                   1818 MARKET STREET, PHILADELPHIA, PA 19103

          FOR PROSPECTUS AND PERFORMANCE: NATIONWIDE 800-523-4640 / PHILADELPHIA
                                   215-988-1333



 INFORMATION ON EXISTING ACCOUNTS: (SHAREHOLDERS ONLY) NATIONWIDE 800-523-1918 /
                                PHILADELPHIA 215-988-1241

   DEALER SERVICES: (BROKER/DEALERS ONLY) NATIONWIDE 800-362-7500 / PHILADELPHIA
                                  215-988-1050



 This Prospectus describes the DelCap Fund A Class of shares (the "Class A Shares"), the DelCap Fund B Class of shares (the "Class B Shares") and the DelCap Fund C Class of shares (the "Class C Shares") (collectively, the "Classes") of the Concept I Series (the "Series") of Delaware Group DelCap Fund, Inc. (the "Fund"), a professionally-managed mutual fund of the series type. The Series seeks to achieve its objective of long-term capital appreciation by investing its assets in a diversified portfolio of securities offering significant growth opportunity.


 Class A Shares may be purchased at the public offering price, which is equal to the next determined net asset value per share, plus a front-end sales charge. Class B Shares and Class C Shares may be purchased at a price equal to the next determined net asset value per share. Class A Shares are subject to a maximum front-end sales charge of 4.75% and annual 12b-1 Plan expenses of up to .30%. Class B Shares are subject to a contingent deferred sales charge ("CDSC") which may be imposed on redemptions made within six years of purchase and annual 12b-1 Plan expenses of 1%, which are assessed against the Class B Shares for approximately eight years after purchase. See Automatic Conversion of Class B Shares under Buying Shares. Class C Shares are subject to a CDSC which may be imposed on redemptions made within twelve months of purchase and annual 12b-1 Plan expenses of 1%, which are assessed against the Class C Shares for the life of the investment. See Summary of Expenses. These alternatives permit an investor to choose the method of purchasing shares that is most suitable for his or her needs. In choosing the most suitable class, an investor should consider the differences among the Classes, including the effect of sales charges and 12b-1 Plan expenses, given the amount of the purchase, the length of time the investor expects to hold the shares and other circumstances. See Buying Shares.


 This Prospectus relates only to the Classes listed above and sets forth information that you should read and consider before you invest. Please retain it for future reference. Part B of the Fund's registration statement, dated November 29, 1995, as it may be amended from time to time, contains additional information about the Series and has been filed with the Securities and Exchange Commission. Part B is incorporated by reference into this Prospectus and is available, without charge, by writing to Delaware Distributors, L.P. at the above address or by calling the above numbers. The Series' financial statements appear in its Annual Report, which will accompany any response to requests for Part B.


 The Series also offers the DelCap Fund Institutional Class. That class is available for purchase only by certain investors. A prospectus for the DelCap Fund Institutional Class can be obtained by writing to Delaware Distributors, L.P. at the above address or by calling the above number.



   TABLE OF CONTENTS
   COVER PAGE..........................................    1
   SYNOPSIS............................................    2
   SUMMARY OF EXPENSES.................................    4
   FINANCIAL HIGHLIGHTS................................    5
   INVESTMENT OBJECTIVE AND POLICY
     INVESTMENT STRATEGY...............................    7
     SUITABILITY.......................................    9
   THE DELAWARE DIFFERENCE
     PLANS AND SERVICES................................    9
   RETIREMENT PLANNING.................................   11
   BUYING SHARES.......................................   12
   REDEMPTION AND EXCHANGE.............................   22
   DIVIDENDS AND DISTRIBUTIONS.........................   27
   TAXES...............................................   28
   CALCULATION OF OFFERING PRICE AND
     NET ASSET VALUE PER SHARE.........................   29
   MANAGEMENT OF THE FUND..............................   29
   APPENDIX A--INVESTMENT ILLUSTRATIONS................   33


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------


BE SURE TO CONSULT YOUR FINANCIAL ADVISER WHEN MAKING INVESTMENTS. MUTUAL FUNDS CAN BE A VALUABLE PART OF YOUR FINANCIAL PLAN; HOWEVER, SHARES OF THE FUND ARE NOT FDIC OR NCUSIF INSURED, ARE NOT GUARANTEED BY ANY BANK OR ANY CREDIT UNION, ARE NOT OBLIGATIONS OF ANY BANK OR ANY CREDIT UNION, AND INVOLVE INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. SHARES OF THE FUND ARE NOT BANK OR CREDIT UNION DEPOSITS.

--------------------------------------------------------------------------------

- 1

SYNOPSIS
CAPITALIZATION

  The Series offers four classes of shares: Class A Shares, Class B Shares, Class C Shares and the DelCap Fund Institutional Class. The Fund has a present authorized capitalization of five hundred million shares of capital stock with a $.01 par value per share. One hundred fifty million shares of that stock have been allocated to the Class A Shares, one hundred million shares to the Class B Shares, fifty million shares to the Class C Shares and fifty million shares to the DelCap Fund Institutional Class. See Shares under Management of the Fund.


INVESTMENT MANAGER, DISTRIBUTOR AND SERVICE AGENT

  Delaware Management Company, Inc. (the "Manager") is the investment manager for the Fund. The Manager or its affiliate, Delaware International Advisers Ltd., also manages the other funds in the Delaware Group. Delaware Distributors, L.P. (the "Distributor") is the national distributor for the Fund and for all of the other mutual funds in the Delaware Group. Delaware Service Company, Inc. (the "Transfer Agent") is the shareholder servicing, dividend disbursing and transfer agent for the Fund and for all of the other mutual funds in the Delaware Group. See Management of the Fund.



SALES CHARGES


  The price of the Class A Shares includes a maximum front-end sales charge of 4.75% of the offering price, which, based on the net asset value per share of the Class A Shares as of the end of the Fund's most recent fiscal year, is equivalent to 4.99% of the amount invested. The sales charge is reduced on certain transactions of at least $100,000 but under $1,000,000. For purchases of $1,000,000 or more, the front-end sales charge is eliminated. Class A Shares are subject to annual 12b-1 Plan expenses.


  The price of the Class B Shares is equal to the net asset value per share. Class B Shares are subject to a CDSC of: (i) 4% if shares are redeemed within two years of purchase; (ii) 3% if shares are redeemed during the third or fourth year following purchase; (iii) 2% if shares are redeemed during the fifth year following purchase; and (iv) 1% if shares are redeemed during the sixth year following purchase. Class B Shares are subject to annual 12b-1 Plan expenses for approximately eight years after purchase. See Automatic Conversion of Class B Shares under Buying Shares.


  The price of the Class C Shares is equal to the net asset value per share. Class C Shares are subject to a CDSC of 1% if shares are redeemed within twelve months of purchase. Class C Shares are subject to annual 12b-1 Plan expenses for the life of the investment.


  See Buying Shares and Distribution (12b-1) and Service under Management of the Fund.



PURCHASE AMOUNTS


  Generally, the minimum initial investment is $1,000 for Class A Shares, Class B Shares and Class C Shares. Subsequent investments generally must be at least $100. Each purchase of Class B Shares is subject to a maximum purchase limitation of $250,000. For Class C Shares, each purchase must be in an amount that is less than $1,000,000. An investor may exceed the maximum purchase limitations for Class B Shares and Class C Shares by making cumulative purchases over a period of time. An investor should keep in mind, however, that reduced front-end sales charges apply to investments of $100,000 or more of Class A Shares, which are subject to lower annual 12b-1 Plan expenses than Class B Shares and Class C Shares and generally are not subject to a CDSC. The minimum and maximum purchase amounts for retirement plans may vary. See Buying Shares.


INVESTMENT OBJECTIVE

  The objective of the Series is to seek long-term capital growth by investing in common stocks and securities convertible into common stocks of companies that have a demonstrated history of growth and have the potential to support continued growth. For further details, see Investment Objective and Policy.



RISK FACTORS AND SPECIAL CONSIDERATIONS

  The Series may enter into options for hedging purposes to counterbalance portfolio volatility. While the Series does not engage in options for speculative purposes, there are risks which result from use of these instruments by the Series, and the investor should review the descriptions of such in this Prospectus. See Investment Strategy under Investment Objective and Policy.

OPEN-END INVESTMENT COMPANY

  The Fund, which was organized as a Maryland corporation in 1985, is an open-end management investment company and the Series' portfolio of assets is diversified as defined by the Investment Company Act of 1940 (the "1940 Act"). See Shares under Management of the Fund.


- 2

INVESTMENT MANAGEMENT FEES

  The Manager furnishes investment management services to the Fund, subject to the supervision and direction of the Board of Directors. Under the Investment Management Agreement, the annual compensation paid to the Manager is equal to 3/4 of 1% of the Series' average daily net assets, less a proportionate share of all directors' fees paid to the unaffiliated directors by the Series. See Management of the Fund.


REDEMPTION AND EXCHANGE

  Class A Shares of the Series may be redeemed or exchanged at the net asset value calculated after receipt of the redemption or exchange request. Neither the Fund nor the Distributor assesses a charge for redemptions or exchanges of Class A Shares, except for certain redemptions of shares purchased at net asset value, which may be subject to a contingent deferred sales charge if such purchases triggered the payment of a dealer's commission. See Front-end Sales Charge Alternative--Class A Shares under Buying Shares. Class B and Class C Shares may be redeemed or exchanged at the net asset value calculated after receipt of the redemption or exchange request subject, in the case of redemptions to any applicable CDSC. Neither the Fund nor the Distributor assesses any charges other than the CDSC for redemptions or exchanges of Class B or Class C Shares. There are certain limitations on an investor's ability to exchange shares between the various classes of shares that are offered. See Redemption and Exchange.


- 3

 SUMMARY OF EXPENSES


 A general comparison of the sales arrangements and other expenses applicable to Class A, Class B and Class C Shares follows:



                                    CLASS A  CLASS B  CLASS C
 SHAREHOLDER TRANSACTION EXPENSES   SHARES   SHARES   SHARES
  ---------------------------------------------------------
Maximum Sales Charge Imposed on
  Purchases
  (as a percentage of offering
  price)...........................  4.75%     None     None
Maximum Sales Charge Imposed on
 Reinvested Dividends (as a
 percentage of offering price).....   None     None     None
Maximum Contingent Deferred Sales
 Charge
 (as a percentage of original
 purchase price or redemption
 proceeds, whichever is lower).....   None*   4.00%*   1.00%*
Redemption Fees....................   None**   None**   None**



    ANNUAL OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE DAILY CLASS A   CLASS B   CLASS C
            NET ASSETS)           SHARES    SHARES    SHARES
  ---------------------------------------------------------
Management Fees..................  0.75%     0.75%     0.75%
12b-1 Plan Expenses (including
 service fees)...................  0.30%***  1.00%***  1.00%***
Other Operating Expenses.........  0.32%     0.32%     0.32%+
                                   -----     -----     -----
   Total Operating Expenses......  1.37%     2.07%     2.07%
                                   -----     -----     -----
                                   -----     -----     -----



 The purpose of this table is to assist the investor in understanding the various costs and expenses that an investor in any of the Classes will bear directly or indirectly.


  *With respect to Class A Shares, purchases of $1 million or more may be made at net asset value; however, if in connection with any such purchase, certain dealer commissions are paid to the financial adviser through whom such purchase is effected, a contingent deferred sales charge of 1% will be imposed on certain redemptions within 12 months of purchase ("Limited CDSC"). Class B Shares are subject to a CDSC of: (i) 4% if shares are redeemed within two years of purchase; (ii) 3% if shares are redeemed during the third or fourth year following purchase; (iii) 2% if shares are redeemed during the fifth year following purchase; (iv) 1% if shares are redeemed during the sixth year following purchase; and (v) 0% thereafter. Class C Shares are subject to a CDSC of 1% if the shares are redeemed within twelve months of purchase. See Contingent Deferred Sales Charge for Certain Purchases of Class A Shares Made at Net Asset Value under Redemption and Exchange; Deferred Sales Charge Alternative--Class B Shares and Level Sales Charge Alternative--Class C Shares under Buying Shares.


 **CoreStates Bank, N.A. currently charges $7.50 per redemption for redemptions payable by wire.

***Class A Shares, Class B Shares and Class C Shares are subject to separate
   12b-1 Plans. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by rules of the National Association of Securities Dealers, Inc. (the "NASD"). See Distribution (12b-1) and Service under Management of the Fund.


 +"Other Operating Expenses" for Class C Shares are estimates based on the actual expenses incurred by the Class B Shares for the fiscal year ended September 30, 1995.


 See Delcap Fund Institutional Class under Buying Shares for expense information for that class.


 The following example illustrates the expenses that an investor would pay on a $1,000 investment over various time periods, assuming (1) a 5% annual rate of return, (2) redemption at the end of each time period and (3) with respect to Class B Shares and Class C Shares, payment of a CDSC at the time of redemption, if applicable.



                     1 YEAR    3 YEARS    5 YEARS    10 YEARS
                     ------    -------    -------    --------
  CLASS A SHARES      $ 61(1)    $89       $ 119       $204
  CLASS B SHARES      $ 61       $95       $ 131       $222(2)



                     1 YEAR    3 YEARS    5 YEARS    10 YEARS
                     ------    -------    -------    --------
  CLASS C SHARES      $ 31       $65       $ 111       $240



 An investor would pay the following expenses on the same $1,000 investment, assuming no redemption at the end of the period:



                     1 YEAR    3 YEARS    5 YEARS    10 YEARS
                     ------    -------    -------    --------
  CLASS A SHARES      $ 61       $89       $ 119       $204
  CLASS B SHARES      $ 21       $65       $ 111       $222(2)



                     1 YEAR    3 YEARS    5 YEARS    10 YEARS
                     ------    -------    -------    --------
  CLASS C SHARES      $ 21       $65       $ 111       $240



(1) Generally, the Fund does not assess a redemption charge upon redemption of Class A Shares. Under certain circumstances, however, a Limited CDSC, which has not been reflected in this calculation, may be imposed on certain redemptions within 12 months of purchase. See Contingent Deferred Sales Charge for Certain Purchases of Class A Shares Made at Net Asset Value under Redemption and Exchange.


(2) At the end of approximately eight years after purchase, Class B Shares will be automatically converted into Class A Shares. The example above assumes conversion of Class B Shares at the end of the eighth year. However, the conversion may occur as late as three months after the eighth anniversary of purchase, during which time the higher 12b-1 Plan fees payable by Class B Shares will continue to be assessed. Information for the ninth and tenth years reflects expenses of the Class A Shares. See Automatic Conversion of Class B Shares under Buying Shares for a description of the automatic conversion feature.


THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

- 4

FINANCIAL HIGHLIGHTS


The following financial highlights are derived from the financial statements of Delaware Group DelCap Fund, Inc.-- Concept I Series and have been audited by Ernst & Young LLP, independent auditors. The data should be read in conjunction with the financial statements, related notes, and the report of Ernst & Young LLP covering such financial information and highlights, all of which are incorporated by reference into Part B. Further information about the Fund's performance is contained in its Annual Report to shareholders. A copy of the Series' Annual Report (including the report of Ernst & Young LLP) may be obtained from the Fund upon request at no charge. Information regarding Class C Shares has not been included in these tables because such shares were not offered to the public prior to the date of this Prospectus.

--------------------------------------------------------------------------------

                                                                             CLASS A SHARES
                                           ----------------------------------------------------------------------------------
                                                                               YEAR ENDED
                                           9/30/95     9/30/94      9/30/93      9/30/92     9/30/91     9/30/90     9/30/89
Net Asset Value, Beginning of Period.....  $25.570     $26.080        $20.730    $21.470     $15.810     $19.060     $13.920
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)(2)..........   (0.166 )    (0.218 )       (0.125)    (0.059 )     0.064       0.419       0.201
Net Gains (Losses) on Securities
 (both realized and unrealized)..........    5.296       0.528          5.475     (0.651 )     6.496      (3.219 )     5.059
                                            ------      ------          -----     ------      ------      ------      ------
 Total From Investment Operations........    5.130       0.310          5.350     (0.710 )     6.560      (2.800 )     5.260
                                            ------      ------          -----     ------      ------      ------      ------
LESS DISTRIBUTIONS
Dividends from Net Investment Income.....     none        none           none     (0.030 )    (0.410 )    (0.160 )    (0.120)
Distributions from Capital Gains.........   (1.830 )    (0.820 )         none       none      (0.490 )    (0.290 )      none
Returns of Capital.......................     none        none           none       none        none        none        none
                                            ------      ------          -----     ------      ------      ------      ------
 Total Distributions.....................   (1.830 )    (0.820 )         none     (0.030 )    (0.900 )    (0.450 )    (0.120)
                                            ------      ------          -----     ------      ------      ------      ------
Net Asset Value, End of Period...........  $28.870     $25.570        $26.080    $20.730     $21.470     $15.810     $19.060
                                            ------      ------          -----     ------      ------      ------      ------
                                            ------      ------          -----     ------      ------      ------      ------
----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(3)..........................   22.04%       1.17%         25.81%     (3.32% )    43.25%     (14.99% )    38.15%
----------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000's
 omitted)................................  $888,571    $890,787    $1,057,358    $993,125    $512,356    $155,392    $138,589
Ratio of Expenses to Average Daily
 Net Assets..............................    1.37%       1.35%          1.30%      1.39%       1.43%       1.41%       1.44%
Ratio of Net Investment Income (Loss)
 to Average Daily Net Assets.............   (0.67% )    (0.68% )       (0.43%)    (0.26% )     0.63%       2.61%       1.28%
Portfolio Turnover Rate..................      51%         34%            51%        24%         33%         45%         42%

                                                                     PERIOD
                                                                   3/27/86(1)
                                                                    THROUGH
                                           9/30/88     9/30/87      9/30/86
                                           <
Net Asset Value, Beginning of Period.....  $14.930     $16.540       $9.530
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)(2)..........    0.042       0.449       (0.013)
Net Gains (Losses) on Securities
 (both realized and unrealized)..........   (0.357 )     5.361        7.023
                                            ------      ------       ------
 Total From Investment Operations........   (0.315 )     5.810        7.010
                                            ------      ------       ------
LESS DISTRIBUTIONS
Dividends from Net Investment Income.....   (0.430 )      none         none
Distributions from Capital Gains.........   (0.265 )    (7.420 )       none
Returns of Capital.......................     none        none         none
                                            ------      ------       ------
 Total Distributions.....................   (0.695 )    (7.420 )       none
                                            ------      ------       ------
Net Asset Value, End of Period...........  $13.920     $14.930      $16.540
                                            ------      ------       ------
                                            ------      ------       ------
---------------------------------------------------------------------------
TOTAL RETURN(3)..........................   (2.26% )    63.07%      191.66%
----------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000's
 omitted)................................  $114,122    $131,916     $ 4,347
Ratio of Expenses to Average Daily
 Net Assets..............................    1.55%       1.39%(4)     0.74%(4)
Ratio of Net Investment Income (Loss)
 to Average Daily Net Assets.............    0.31%       7.11%(5)    (0.08%)(5)
Portfolio Turnover Rate..................      77%        127%         293%


------------------
(1) Date of initial public offering; ratios and total return have been annualized.
(2) 1995 per share information was based on the average shares outstanding method.
(3) Does not reflect maximum sales charge that is or was in effect nor the 1% Limited CDSC that would apply in the event of certain redemptions within 12 months of purchase. See Contingent Deferred Sales Charge for Certain Purchases of Class A Shares Made at Net Asset Value. Total return for 1987 and 1986 reflects the expense limitations referenced in Notes 4 and 5.
(4) Ratio of expenses to average daily net assets prior to expense limitation was 1.73% for 1987 and 1.21% for 1986.
(5) Ratio of net investment income (loss) to average daily net assets prior to expense limitation was 6.77% for 1987 and (0.55%) for 1986.

- 5

FINANCIAL HIGHLIGHTS
(Continued)
--------------------------------------------------------------------------------


                                                          CLASS B SHARES
                                                       ---------------------
                                                                    PERIOD
                                                         YEAR       9/6/94(1)
                                                        ENDED       THROUGH
                                                       9/30/95      9/30/94
Net Asset Value, Beginning of Period.................  $25.560      $25.180
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)(2)......................   (0.340 )     (0.008)
Net Gains on Securities (both realized and
 unrealized).........................................    5.290        0.388
                                                        ------       ------
 Total From Investment Operations....................    4.950        0.380
                                                        ------       ------
LESS DISTRIBUTIONS
Dividends from Net Investment Income.................     none         none
Distributions from Capital Gains.....................   (1.830 )       none
Returns of Capital...................................     none         none
                                                        ------       ------
 Total Distributions.................................   (1.830 )       none
                                                        ------       ------
Net Asset Value, End of Period.......................  $28.680      $25.560
                                                        ------       ------
                                                        ------       ------
----------------------------------------------------------------------------------------------------
TOTAL RETURN(3)......................................   21.34%        1.51%(4)
----------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000's omitted)............  $ 2,710      $   287
Ratio of Expenses to Average Daily Net Assets........    2.07%        2.05%
Ratio of Net Investment Income (Loss) to Average
 Daily Net Assets....................................   (1.37% )     (1.38%)
Portfolio Turnover Rate..............................      51%          34%


------------------
(1) Date of initial public offering; ratios have been annualized.
(2) 1995 per share information was based on the average shares outstanding method.
(3) Total return does not reflect any CDSC which varies from 1%-4%, depending upon the holding period.
(4) Total return for the limited period between September 6, 1994 through September 30, 1994 is not annualized, but is calculated on an aggregate basis.

- 6

INVESTMENT OBJECTIVE
AND POLICY

  The objective of the Series is long-term capital growth. The strategy will be to invest primarily in common stocks that, in the judgment of the Manager, are of superior quality and those securities convertible into such common stocks.
  Securities purchased will be of companies whose earnings the Manager believes will grow more rapidly than the average of those listed in the Standard & Poor's ("S&P") 500 Stock Index. The Manager's emphasis will be on the securities of companies that, in its judgment, have the characteristics that will enable them to grow faster than the economy as measured by the Index.
  This judgment will be based on the financial strength of the company, the expertise of its management, the growth potential of the company within its industry and the growth potential of the industry itself.
  The Manager will focus primarily on those securities of companies it believes have established themselves within their industry while maintaining growth potential. If the Manager believes that market conditions warrant, the Series may employ certain option strategies involving the activities and instruments described below. Also, on a temporary, defensive basis, the Manager may invest in fixed income obligations.
  Although the Series will constantly strive to attain the objective of long-term capital growth, there can be no assurance that it will be attained. The objective of the Series may not be changed without shareholder approval.

INVESTMENT STRATEGY
  The Series will attempt to achieve its objective by exceeding the return of common stocks as measured by the S&P 500 Stock Index. While management believes its objective may best be attained by investing in common stocks, the Series may also invest in other securities including, but not limited to, convertible securities, warrants, preferred stocks, bonds and foreign securities. The strategies employed are dependent upon the judgment of the Manager.
  In investing for capital appreciation, the Series may hold securities for any period of time.

  Should the market warrant a temporary, defensive approach, the Series may also invest in fixed income obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities as well as corporate bonds of investment quality rated Baa or above by Moody's Investors Service, Inc. or BBB or above by S&P. (Appendix A in Part B describes these ratings.)

  The Series may write covered call options on individual issues as well as write call options on stock indices. The Series may also purchase put options on individual issues and on stock indices. The Manager will employ these techniques in an attempt to protect appreciation attained, to offset capital losses and to take advantage of the liquidity available in the option markets. The ability to hedge effectively using options on stock indices will depend, in part, on the correlation between the composition of the index and the Series' portfolio as well as the price movement of individual securities. The Manager may also write covered call options to achieve income to offset the cost of purchasing put options.
  While there is no limit on the amount of the Series' assets which may be invested in covered call options, the Series will not invest more than 2% of its net assets in put options. The Series will only use Exchange-traded options.

CALL OPTIONS

  WRITING COVERED CALL OPTIONS
  A covered call option obligates the Series to sell one of its securities for an agreed price up to an agreed date. The advantage is that the Series receives premium income, which may offset any decline in market value of the security. However, if the Manager's forecast is wrong, the Series may not fully participate in the market appreciation if the security's price rises.

  WRITING A CALL OPTION ON STOCK INDICES
  Writing a call option on stock indices is similar to the writing of a call option on an individual stock. Stock indices used will include, but not be limited to, the S&P 100 and the S&P Over-The-Counter ("OTC") 250.

PUT OPTIONS

  PURCHASING A PUT OPTION
  A put option gives the Series the right to sell one of its securities for an agreed price up to an agreed date. The advantage is that the Series can be protected should the market value of the security decline. However, the Series must pay a premium for this right whether or not the put option is exercised.

- 7

PURCHASING A PUT OPTION ON STOCK INDICES

  Purchasing a protective put option on stock indices is similar to the purchase of protective puts on an individual stock. Indices used will include, but not be limited to, the S&P 100 and the S&P OTC 250.

CLOSING TRANSACTIONS
  Closing transactions essentially let the Series offset a put option or covered call option prior to its exercise or expiration. If the Series cannot effect a closing transaction, it may have to hold a security it would otherwise sell or deliver a security it might want to hold.

FOREIGN SECURITIES
  The Series may invest up to 25% of its assets in foreign securities. Foreign markets may be more volatile than U.S. markets. Such investments involve sovereign risk in addition to the normal risks associated with American securities. These risks include political risks, foreign taxes and exchange controls and currency fluctuations. For example, foreign portfolio investments may fluctuate in value due to changes in currency rates (i.e., the value of foreign investments would increase with a fall in the value of the dollar, and decrease with a rise in the value of the dollar) and control regulations apart from market fluctuations. The Series may also experience delays in foreign securities settlement.
  The Fund's Custodian for its foreign securities is Morgan Guaranty Trust Company of New York, located at 60 Wall Street, New York, New York 10260.

AMERICAN DEPOSITORY RECEIPTS
  The Series may make foreign investments through the purchase and sale of sponsored or unsponsored American Depository Receipts ("ADRs"). ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. "Sponsored" ADRs are issued jointly by the issuer of the underlying security and a depository, whereas "unsponsored" ADRs are issued without participation of the issuer of the deposited security. Holders of unsponsored ADRs generally bear all the costs of such facilities and the depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities. Therefore, there may not be a correlation between information concerning the issuer of the security and the market value of an unsponsored ADR.


RULE 144A SECURITIES


  The Series may invest in restricted securities, including securities eligible for resale without registration pursuant to Rule 144A ("Rule 144A Securities") under the Securities Act of 1933. Rule 144A permits many privately placed and legally restricted securities to be freely traded among certain institutional buyers such as the Series. The Series may invest no more than 10% of the value of its net assets in illiquid securities.


  While maintaining oversight, the Board of Directors has delegated to the Manager the day-to-day function of determining whether or not individual Rule 144A Securities are liquid for purposes of the Series' 10% limitation on investments in illiquid assets. The Board has instructed the Manager to consider the following factors in determining the liquidity of a Rule 144A Security: (i) the frequency of trades and trading volume for the security; (ii) whether at least three dealers are willing to purchase or sell the security and the number of potential purchasers; (iii) whether at least two dealers are making a market in the security; (iv) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer).


  If the Manager determines that a Rule 144A Security which was previously determined to be liquid is no longer liquid and, as a result, the Series' holdings of illiquid securities exceed the Series' 10% limit on investments in such securities, the Manager will determine what action to take to ensure that the Series continues to adhere to such limitation.


REPURCHASE AGREEMENTS
  The Series may also use repurchase agreements that are at least 100% collateralized by securities in which the Series can invest directly. Repurchase agreements help the Series to invest cash on a temporary basis. The Series may invest cash balances in joint repurchase agreements with other Delaware Group funds. Under a repurchase agreement, the Series acquires ownership and possession of a security, and the seller agrees to buy the security back at a specified time and higher price. If the seller is unable to repurchase the security, the Series could experience delays in liquidating the securities. To minimize this possibility, the Series considers the creditworthiness of banks and dealers when entering into repurchase agreements.

                                     * * *

- 8

  The Series is permitted under certain circumstances to borrow money. Investment securities will not be purchased while the Series has an outstanding borrowing.

PORTFOLIO LOAN TRANSACTIONS
  The Series may loan up to 25% of its assets to qualified broker/dealers or institutional investors for their use relating to short sales or other security transactions.
  The major risk to which the Series would be exposed on a loan transaction is the risk that the borrower would go bankrupt at a time when the value of the security goes up. Therefore, the Series will only enter into loan arrangements after a review of all pertinent facts by the Manager, subject to overall supervision by the Board of Directors, including the creditworthiness of the borrowing broker, dealer or institution and then only if the consideration to be received from such loans would justify the risk. Creditworthiness will be monitored on an ongoing basis by the Manager.
  Part B sets forth other more specific investment restrictions.

SUITABILITY

  The Series may be suitable for the patient investor interested in long-term capital appreciation. Investors should be willing to accept the risks associated with investments in domestic and international securities. Ownership of Series shares reduces the bookkeeping and administrative inconvenience connected with direct purchases of these securities.

  Net asset value may fluctuate at times in response to market conditions and, as a result, the Series is not appropriate for a short-term investor.

  This Series is designed primarily for long-term capital appreciation. Providing current income is not an objective of the Series. Any income produced is expected to be minimal. Investors should not consider a purchase of Series shares as equivalent to a complete investment program. The Delaware Group includes a family of funds generally available through registered investment dealers which may be used in concert to create a more complete investment program.

THE DELAWARE DIFFERENCE
PLANS AND SERVICES
  The Delaware Difference is our commitment to provide you with superior information and quality service on your investments in the Delaware Group of funds.

SHAREHOLDER PHONE DIRECTORY

INVESTOR INFORMATION CENTER

  800-523-4640
  (PHILADELPHIA 215-988-1333)


     FUND INFORMATION; LITERATURE;
     PRICE, YIELD AND PERFORMANCE FIGURES

SHAREHOLDER SERVICE CENTER
  800-523-1918
  (PHILADELPHIA 215-988-1243)
     INFORMATION ON EXISTING REGULAR INVESTMENT ACCOUNTS AND RETIREMENT PLAN ACCOUNTS;
     WIRE INVESTMENTS; WIRE LIQUIDATIONS;
     TELEPHONE LIQUIDATIONS;
     TELEPHONE EXCHANGES

DELAPHONE
  800-362-FUND
  (800-362-3863)

SHAREHOLDER SERVICES

  During business hours, you can call the Fund's Shareholder Service Center. Our representatives can answer any questions about your account, the Series, various service features and other funds in the Delaware Group.


PERFORMANCE INFORMATION
  During business hours, you can call the Investor Information Center to get current performance information.

DELAPHONE SERVICE

  Delaphone is an account inquiry service for investors with Touch-Tone(R) phone service. It enables you to get information on your account faster than the mailed statements and confirmations. Delaphone is available seven days a week, 24 hours a day.


STATEMENTS AND CONFIRMATIONS

  You will receive quarterly statements of your account summarizing all transactions during the period. A confirmation statement will be sent following all transactions other than those involving a reinvestment of distributions. You should examine statements and confirmations immediately and promptly report any discrepancy by calling the Shareholder Service Center.


- 9

DUPLICATE CONFIRMATIONS
  If your investment dealer is noted on your investment application, we will send your dealer a duplicate confirmation. This makes it easier for your investment dealer to help you manage your investments.

TAX INFORMATION
  Each year, the Fund will mail you information on the tax status of your dividends and distributions.

DIVIDEND REINVESTMENT PLAN

  You can elect to have your distributions (capital gains and/or dividend income) paid to you by check or reinvested in your account. Also, you may invest your distributions in certain other funds in the Delaware Group, subject to the exceptions noted below as well as the eligibility and minimum purchase requirements set forth in each fund's prospectus.


  Reinvestments of distributions into Class A Shares of the Series or of other Delaware Group funds are made without a front-end sales charge. Reinvestments of distributions into Class B Shares of the Series or of other Delaware Group funds or into Class C Shares of the Series or of other Delaware Group funds are also made without any sales charge and will not be subject to a CDSC if later redeemed. See Automatic Conversion of Class B Shares under Buying Shares for information concerning the automatic conversion of Class B Shares acquired by reinvesting dividends.


  Holders of Class A Shares of the Series may not reinvest their distributions into Class B Shares or Class C Shares of any fund in the Delaware Group, including the Series. Holders of Class B Shares of the Series may reinvest their distributions only into Class B Shares of the funds in the Delaware Group which offer that class of shares (the "Class B Funds"). Similarly, holders of Class C Shares of the Series may reinvest their distributions only into Class C Shares of the funds in the Delaware Group which offer that class of shares (the "Class C Funds"). See Class B Funds and Class C Funds under Buying Shares for a list of the funds offering those classes of shares. For more information about reinvestments, please call the Shareholder Service Center.


EXCHANGE PRIVILEGE

  The Exchange Privilege permits shareholders to exchange all or part of their shares into shares of the other funds in the Delaware Group, subject to certain exceptions and limitations. For additional information on exchanges, see Investing by Exchange under How to Buy Shares and Redemption and Exchange.



WEALTH BUILDER OPTION


  You may elect to have amounts in your account automatically invested in shares of other funds in the Delaware Group. Investments under this feature are exchanges and are therefore subject to the same conditions and limitations as other exchanges of Class A, Class B and Class C Shares. See Redemption and Exchange.


RIGHT OF ACCUMULATION

  With respect to Class A Shares, the Right of Accumulation feature allows you to combine the value of your current holdings of Class A Shares, Class B Shares and Class C Shares of the Series with the dollar amount of new purchases of Class A Shares to qualify for a reduced front-end sales charge. Under the COMBINED PURCHASES PRIVILEGE, you may also include certain shares that you own in other funds in the Delaware Group. See Buying Shares.


LETTER OF INTENTION

  The Letter of Intention feature permits you to obtain a reduced front-end sales charge on purchases of Class A Shares by aggregating certain of your purchases of Delaware Group fund shares over a 13-month period. See Buying Shares and Part B.


12-MONTH REINVESTMENT PRIVILEGE

  The 12-Month Reinvestment Privilege permits you to reinvest proceeds of Class A Shares within one year of the date of redemption, without a front-end sales charge. See Part B.



DELAWARE GROUP ASSET PLANNER


  Delaware Group Asset Planner is an asset allocation service that gives investors, working with a professional financial adviser, the ability to more easily design and maintain investments in a diversified selection of Delaware Group mutual funds. The Asset Planner service offers a choice of four pre-designed allocation Strategies (each with a different risk/reward profile) made up of separate investments in predetermined percentages of Delaware Group funds. With the guidance of a financial adviser, investors may also tailor a Strategy that meets their personal needs and goals. See How to Buy Shares under Buying Shares.


FINANCIAL INFORMATION ABOUT THE FUND
  Each fiscal year, you will receive an audited annual report and an unaudited semi-annual report. These reports provide detailed information about the Series' investments and performance. The Fund's fiscal year ends on September 30.

- 10

RETIREMENT PLANNING


  An investment in the Series may be suitable for tax-deferred retirement plans. Among the retirement plans noted below, Class B Shares are available for investment only by Individual Retirement Accounts, Simplified Employee Pension Plans, 457 Deferred Compensation Plans and 403(b)(7) Deferred Compensation Plans.


  Retirement plans may be subject to plan establishment fees, annual maintenance fees and/or other administrative or trustee fees. Fees are based on the number of participants in the plan as well as the services selected. Additional information about fees is included in retirement plan materials. Fees are quoted upon request.


  Certain shareholder investment services available to non-retirement plan shareholders may not be available to retirement plan shareholders. Certain retirement plans may qualify to purchase the DelCap Fund Institutional Class. For additional information on any of the plans and Delaware's retirement services, call the Shareholder Service Center or see Part B.


INDIVIDUAL RETIREMENT ACCOUNT ("IRA")
  Individuals, even if they participate in an employer-sponsored retirement plan, may establish their own retirement program for investments in each of the Classes. Contributions to an IRA may be tax-deductible and earnings are tax-deferred. Under the Tax Reform Act of 1986, the tax deductibility of IRA contributions is restricted, and in some cases eliminated, for individuals who participate in certain employer-sponsored retirement plans and whose annual income exceeds certain limits. Existing IRAs and future contributions up to the IRA maximums, whether deductible or not, still earn on a tax-deferred basis.

SIMPLIFIED EMPLOYEE PENSION PLAN ("SEP/IRA")

  A SEP/IRA may be established by an employer who wishes to sponsor a tax-sheltered retirement program by making contributions on behalf of all eligible employees. Each of the Classes is available for investment by a SEP/IRA.


SALARY REDUCTION SIMPLIFIED EMPLOYEE PENSION PLAN ("SAR/SEP")

  Offers employers with 25 or fewer eligible employees the ability to establish a SEP/IRA that permits salary deferral contributions. An employer may also elect to make additional contributions to this plan. Class B Shares are not available for purchase by such plans.


403(B)(7) DEFERRED COMPENSATION PLAN
  Permits employees of public school systems or of certain types of non-profit organizations to enter into a deferred compensation arrangement for the purchase of shares of each of the Classes.

457 DEFERRED COMPENSATION PLAN
  Permits employees of state and local governments and certain other entities to enter into a deferred compensation arrangement for the purchase of shares of each of the Classes.

PROTOTYPE PROFIT SHARING OR MONEY PURCHASE PENSION PLAN

  Offers self-employed individuals, partnerships and corporations a tax-qualified plan which provides for the investment of contributions in Class A Shares or Class C Shares. Class B Shares are not available for purchase by such plans.


PROTOTYPE 401(K) DEFINED CONTRIBUTION PLAN

  Permits employers to establish a tax-qualified plan based on salary deferral contributions. Class B Shares are not available for purchase by such plans.



ALLIED PLANS


  Class A Shares are available for purchase by participants in 401(k) Defined Contribution Plans ("Allied Plans") which are made available under a joint venture agreement between the Distributor and another institution through which mutual funds are marketed and which allow investments in Class A Shares of designated Delaware Group funds ("eligible Delaware Group fund shares"), as well as shares of designated classes of non-Delaware Group funds ("eligible non-Delaware Group fund shares"). Class B Shares and Class C Shares are not eligible for purchase by Allied Plans.


  With respect to purchases made in connection with an Allied Plan, the value of eligible Delaware Group and eligible non-Delaware Group fund shares held by a participant under the Allied Plan, may be combined with the dollar amount of new purchases by that participant to obtain a reduced front-end sales charge on additional purchases of eligible Delaware Group fund shares. See Front-End Sales Charge Alternative--Class A Shares under Buying Shares.


- 11

  Participants in Allied Plans may exchange all or part of their eligible Delaware Group fund shares for other eligible Delaware Group fund shares or for eligible non-Delaware Group fund shares at net asset value without payment of a front-end sales charge. However, exchanges of eligible fund shares, both Delaware Group and non-Delaware Group, which were not subject to a front-end sales charge, will be subject to the applicable sales charge if exchanged for eligible Delaware Group fund shares to which a sales charge applies. (No sales charge will apply if the eligible fund shares were previously acquired through the exchange of eligible shares on which a sales charge was already paid or through the reinvestment of dividends.) See Investing by Exchange.


  The Limited CDSC is applicable to redemptions of net asset value purchases from an Allied Plan on which a dealer's commission has been paid. Waivers of the Limited CDSC, as described below under the heading Waiver of Limited CDSC--Class A Shares, apply to redemptions by participants in Allied Plans, except in the case of exchanges between eligible Delaware Group and non-Delaware Group fund shares. When eligible Delaware Group fund shares are exchanged into eligible non-Delaware Group fund shares, the Limited CDSC will be imposed at the time of the exchange, unless the joint venture agreement specifies that the amount of the CDSC will be paid by the financial adviser or selling dealer. See Contingent Deferred Sales Charge for Certain Purchases of Class A Shares Made at Net Asset Value under Redemption and Exchange.


  A dealer's commission may be payable on purchases of eligible Delaware Group fund shares under an Allied Plan. In determining a financial adviser's eligibility for a dealer's commission on net asset value purchases of eligible Delaware Group fund shares in connection with Allied Plans, all participant holdings in the Allied Plan will be aggregated. See Front-End Sales Charge Alternative--Class A Shares under Buying Shares.

BUYING SHARES

PURCHASE AMOUNTS

  Generally, the minimum initial purchase is $1,000 for Class A Shares, Class B Shares and Class C Shares. Subsequent purchases generally must be $100 or more. Class A Shares purchased under the Uniform Gifts to Minors Act or Uniform Transfer to Minors Act are subject to a minimum initial purchase of $250 and a minimum subsequent purchase of $25. In addition, there is a maximum purchase limitation of $250,000 on each purchase of Class B Shares; for Class C Shares, each purchase must be in an amount that is less than $1,000,000. An investor may exceed these maximum purchase limitations by making cumulative purchases over a period of time. In doing so, an investor should keep in mind that reduced front-end sales charges are available on investments of $100,000 or more in Class A Shares, and that Class A Shares (i) are subject to lower annual 12b-1 Plan expenses than Class B Shares and Class C Shares and (ii) generally are not subject to a CDSC.


  For retirement plans, the maximum purchase limitations apply only to the initial purchase of Class B Shares or Class C Shares by the plan. Minimum purchase requirements do not apply to retirement plans other than IRAs for which there is a minimum initial purchase of $250, and a minimum subsequent purchase of $25, regardless of which class is selected.


ALTERNATIVE PURCHASE ARRANGEMENTS

  Shares may be purchased at a price equal to the next determined net asset value per share, subject to a sales charge which may be imposed, at the election of the purchaser, at the time of the purchase with respect to Class A Shares ("front-end sales charge alternative"), or on a contingent deferred basis with respect to Class B Shares ("deferred sales charge alternative") or Class C Shares ("level sales charge alternative").


  Class A Shares. An investor who elects the front-end sales charge alternative acquires Class A Shares. Class A Shares incur a sales charge when they are purchased but generally are not subject to any sales charge when they are redeemed. Class A Shares are subject to annual 12b-1 Plan expenses of up to a maximum of .30% of average daily net assets of such shares. See Contingent Deferred Sales Charge for Certain Purchases of Class A Shares Made at Net Asset Value and Distribution (12b-1) and Service. Certain purchases of Class A Shares qualify for reduced front-end sales charges. See Front-End Sales Charge Alternative--Class A Shares, below.


- 12

  Class B Shares. An investor who elects the deferred sales charge alternative acquires Class B Shares. Class B Shares do not incur a front-end sales charge when purchased, but are subject to a sales charge if they are redeemed within six years of purchase and are subject to annual 12b-1 Plan expenses of up to a maximum of 1% (.25% of which are service fees to be paid to the Distributor, dealers or others for providing personal service and/or maintaining shareholder accounts) of average daily net assets of such shares for approximately eight years after purchase. Class B Shares permit all of the investor's dollars to work from the time the investment is made. The higher 12b-1 Plan expenses paid by Class B Shares will cause such shares to have a higher expense ratio and to pay lower dividends than those related to the Class A Shares. At the end of approximately eight years after purchase, the Class B Shares will automatically be converted into Class A Shares. See Automatic Conversion of Class B Shares, below.


  Class C Shares. An investor who elects the level sales charge alternative acquires Class C Shares. Class C Shares do not incur a front-end sales charge when they are purchased, but are subject to a sales charge if they are redeemed within twelve months of purchase and are subject to annual 12b-1 Plan expenses of up to a maximum of 1% (.25% of which are service fees to be paid to the Distributor, dealers or others for providing personal service and/or maintaining shareholder accounts) of average daily net assets of such shares for the life of the investment. The higher 12b-1 Plan expenses paid by Class C Shares will cause such shares to have a higher expense ratio and to pay lower dividends than those related to the Class A Shares. Unlike Class B Shares, Class C Shares do not convert to another class.


  The alternative purchase arrangements described above permit investors in the Series to choose the method of purchasing shares that is most suitable given the amount of their purchase, the length of time they expect to hold their shares and other relevant circumstances. Investors should determine whether, given their particular circumstances, it is more advantageous to purchase Class A Shares and incur a front-end sales charge, purchase Class B Shares and have the entire initial purchase amount invested in the Series with their investment being subject to a CDSC if they redeem shares within six years of purchase, or purchase Class C Shares and have the entire initial purchase amount invested in the Series with their investment being subject to a CDSC if they redeem shares within twelve months of purchase. In addition, investors should consider the level of annual 12b-1 Plan expenses to which each of the Classes is subject and, in comparing Class B Shares to Class C Shares, the desirability of an automatic conversion feature, which is available only for Class B Shares.


  As an illustration, investors who qualify for significantly reduced front-end sales charges on purchases of Class A Shares, as described below, might elect the front-end sales charge alternative because similar sales charge reductions are not available under either the deferred sales charge alternative or the level sales charge alternative. Moreover, shares acquired under the front-end sales charge alternative are subject to annual 12b-1 Plan expenses of up to
 .30%, whereas Class B Shares acquired under the deferred sales charge alternative are subject to annual 12b-1 Plan expenses of up to 1% for approximately eight years after purchase (see Automatic Conversion of Class B Shares) and Class C Shares acquired under the level sales charge alternative are subject to annual 12b-1 Plan expenses of up to 1% for the life of the investment. However, because front-end sales charges are deducted from the purchase amount at the time of purchase, investors who buy Class A Shares will not have their full purchase amount invested in the Series.


  Certain other investors might determine it to be more advantageous to purchase Class B Shares and have all their funds invested initially, although they would be subject to a CDSC for up to six years after purchase, as well as annual 12b-1 Plan expenses of up to 1% until the shares are automatically converted into Class A Shares. Still other investors might determine it to be more advantageous to purchase Class C Shares and have all of their funds invested initially, recognizing that they would be subject to a CDSC for just twelve months after purchase but that Class C Shares do not offer a conversion feature, so their shares would be subject to annual 12b-1 Plan expenses of up to 1% for the life of the investment. The higher 12b-1 Plan expenses on Class B Shares and Class C Shares will be offset to the extent a return is realized on the additional money initially invested under the deferred sales charge alternative or the level sales charge alternative. However, there can be no assurance as to the return, if any, that will be realized on such additional money.


- 13

  Prospective investors should refer to Appendix A to this Prospectus for an illustration of the potential impact on a long-term shareholder's investment in the Series under each of the purchase options.


  For the distribution and related services provided to, and the expenses borne on behalf of, the Series, the Distributor and others will be paid, in the case of the Class A Shares, from the proceeds of the front-end sales charge and 12b-1 Plan fees and, in the case of the Class B Shares and the Class C Shares, from the proceeds of the 12b-1 Plan fees and, if applicable, the CDSC incurred upon redemption. Sales personnel may receive different compensation for selling Class A, Class B and Class C Shares. INVESTORS SHOULD UNDERSTAND THAT THE PURPOSE AND FUNCTION OF THE RESPECTIVE 12B-1 PLANS AND CDSCS APPLICABLE TO CLASS B SHARES AND CLASS C SHARES ARE THE SAME AS THOSE OF THE 12B-1 PLAN AND THE FRONT-END SALES CHARGE APPLICABLE TO CLASS A SHARES IN THAT SUCH FEES AND CHARGES PROVIDE FOR THE FINANCING OF THE DISTRIBUTION OF THE RESPECTIVE CLASSES. See 12b-1 Distribution Plans--Class A, Class B and Class C Shares.


  Dividends paid by the Series with respect to the Class A, Class B and Class C Shares, to the extent any dividends are paid, will be calculated in the same manner, at the same time, on the same day and will be in the same amount, except that the additional amount of 12b-1 Plan expenses relating to the Class B Shares and the Class C Shares will be borne exclusively by such shares. See Calculation of Offering Price and Net Asset Value Per Share.


  The NASD has adopted certain rules relating to investment company sales charges. The Fund and the Distributor intend to operate in compliance with these rules.


FRONT-END SALES CHARGE ALTERNATIVE--CLASS A SHARES

  The Class A Shares may be purchased at the offering price, which reflects a maximum front-end sales charge of 4.75%. See Calculation of Offering Price and Net Asset Value Per Share.


  Purchases of $100,000 or more carry a reduced front-end sales charge as shown in the following table.


                              DelCap Fund A Class


       ----------------------------------------------------------------
                                  Front-End Sales
                                   Charge as % of           Dealer's
                                                          Concession***
                               Offering      Amount          as % of
     Amount of Purchase         Price      Invested**    Offering Price
-----------------------------------------------------------------------
Less than $100,000               4.75%        4.99%            4.00%
$100,000 but under $250,000      3.75         3.88             3.00
$250,000 but under $500,000      2.50         2.56             2.00
$500,000 but under
  $1,000,000*                    2.00         2.04             1.60



  *There is no front-end sales charge on purchases of Class A Shares of $1 million or more but, under certain limited circumstances, a 1% Limited CDSC may apply upon redemption of such shares.


 **Based on the net asset value per share of the Class A Shares as of the end of the Fund's most recent fiscal year.


***Financial institutions or their affiliated brokers may receive an agency transaction fee in the percentages set forth above.


--------------------------------------------------------------------------------



The Fund must be notified when a sale takes place which would qualify for the reduced front-end sales charge on the basis of previous or current purchases. The reduced front-end sales charge will be granted upon confirmation of the shareholder's holdings by the Fund. Such reduced front-end sales charges are not retroactive.



From time to time, upon written notice to all of its dealers, the Distributor may hold special promotions for specified periods during which the Distributor may reallow to dealers up to the full amount of the front-end sales charge shown above. In addition, certain dealers who enter into an agreement to provide extra training and information on Delaware Group products and services and who increase sales of Delaware Group funds may receive an additional concession of up to .15% of the offering price. Dealers who receive 90% or more of the sales charge may be deemed to be underwriters under the Securities Act of 1933.

--------------------------------------------------------------------------------



  For initial purchases of Class A Shares of $1,000,000 or more, a dealer's commission may be paid by the Distributor to financial advisers through whom such purchases are made in accordance with the following schedule:


                                          DEALER'S COMMISSION
                                          ------------------
       AMOUNT OF PURCHASE        (as a percentage of amount purchased)
---------------------------------
Up to $2 million                                  1.00%
Next $1 million up to $3 million                   .75
Next $2 million up to $5 million                   .50
Amount over $5 million                             .25

- 14

  In determining a financial adviser's eligibility for the dealer's commission, purchases of Class A Shares of other Delaware Group funds as to which a Limited CDSC applies may be aggregated with those of the Class A Shares of the Series. Financial advisers also may be eligible for a dealer's commission in connection with certain purchases made under a Letter of Intention or pursuant to an investor's Right of Accumulation. Financial advisers should contact the Distributor concerning the applicability and calculation of the dealer's commission in the case of combined purchases.

  An exchange from other Delaware Group funds will not qualify for payment of the dealer's commission, unless such exchange is from a Delaware Group fund with assets as to which a dealer's commission or similar payment has not been previously paid. The schedule and program for payment of the dealer's commission are subject to change or termination at any time by the Distributor in its discretion.
  Redemptions of Class A Shares purchased at net asset value may result in the imposition of a Limited CDSC if the dealer's commission described above was paid in connection with the purchase of those shares. See Contingent Deferred Sales Charge for Certain Purchases of Class A Shares Made at Net Asset Value under Redemption and Exchange.

COMBINED PURCHASES PRIVILEGE

  By combining your holdings of Class A Shares with your holdings of Class B Shares and/or Class C Shares of the Series and shares of the other funds in the Delaware Group, except those noted below, you can reduce the front-end sales charges on any additional purchases of Class A Shares. Shares of Delaware Group Premium Fund, Inc. beneficially owned in connection with ownership of variable insurance products may be combined with other Delaware Group fund holdings. Shares of other funds that do not carry a front-end sales charge or CDSC may not be included, unless they were acquired through an exchange from a Delaware Group fund that does carry a front-end sales charge or CDSC.

  This privilege permits you to combine your purchases and holdings with those of your spouse, your children under 21, and any trust, fiduciary or retirement account for the benefit of such family members.

  It also permits you to use these combinations under a Letter of Intention. A Letter of Intention allows you to make purchases over a 13-month period and qualify the entire purchase for a reduction in front-end sales charges on Class A Shares.


  Combined purchases of $1,000,000 or more, including certain purchases made at net asset value pursuant to a Right of Accumulation or under a Letter of Intention, may trigger the payment of a dealer's commission and the applicability of a Limited CDSC. Investors should consult their financial advisers or the Shareholder Service Center about the operation of these features. See Front-End Sales Charge Alternative-- Class A Shares under Buying Shares.


BUYING AT NET ASSET VALUE
  Class A Shares may be purchased at net asset value under the Delaware Group Dividend Reinvestment Plan and, under certain circumstances, the 12-month Reinvestment Privilege and the Exchange Privilege. (See The Delaware Difference and Redemption and Exchange for additional information.)

  Purchases of Class A Shares may be made at net asset value by current and former officers, directors and employees (and members of their immediate families) of the Manager, any affiliate, any of the funds in the Delaware Group, certain of their agents and registered representatives and employees of authorized investment dealers and by employee benefit plans for such entities. Individual purchases include retirement accounts and must be for accounts in the name of the individual or a qualifying family member. Purchases of Class A Shares may be made by clients of registered representatives of an authorized investment dealer at net asset value within six months of a change of the registered representative's employment, if the purchase is funded by proceeds from an investment where a front-end sales charge has been assessed and the redemption of the investment did not result in the imposition of a contingent deferred sales charge or other redemption charge. Purchases of Class A Shares also may be made at net asset value by bank employees who provide services in connection with agreements between the bank and unaffiliated brokers or dealers concerning sales of Class A Shares. Officers, directors and key employees of institutional clients of the Manager, or any of its affiliates, may purchase Class A Shares at net asset value. Moreover, purchases may be effected at net asset value for the benefit of the clients of brokers, dealers and registered investment advisers affiliated with a broker or dealer, if such broker, dealer or investment adviser has entered into an agreement with the Distributor providing specifically for the purchase of Class A Shares in connection with special investment products, such as wrap accounts or similar fee based programs.


- 15

  Investments in Class A Shares made by plan level and/or participant retirement accounts that are for the purpose of repaying a loan taken from such accounts will be made at net asset value. Loan repayments made to a Delaware Group account in connection with loans originated from accounts previously maintained by another investment firm will also be invested at net asset value.
  Class A Shares may be deposited at net asset value, without payment of a sales charge with respect to sales of units of a unit investment trust ("Trust"), organized and sponsored by Prudential Securities Incorporated dealers, whose portfolio consists of Class A Shares and stripped United States Treasury issued notes or bonds bearing no current interest ("Treasury Obligations"). Unit holders of the Trust may elect to invest cash distributions from the Trust in Class A Shares at net asset value, including: (a) distributions of any dividend income or other income received by the Trust; (b) distributions of any net capital gains received in respect of Class A Shares and proceeds of the sale of Class A Shares of the Series not used to redeem units of the Trust; and (c) proceeds from the maturity of the Treasury Obligations at the termination date of the Trust.
  The Fund must be notified in advance that an investment qualifies for purchase of Class A Shares at net asset value.

GROUP INVESTMENT PLANS

  Group Investment Plans (e.g., SEP/IRA, SAR/SEP, Prototype Profit Sharing, Pension and 401(k) Defined Contribution Plans) may benefit from the reduced front-end sales charges relating to the Class A Shares set forth in the table on page 14, based on total plan assets. In addition, 403(b)(7) and 457 Retirement Plan Accounts may benefit from a reduced front-end sales charge on Class A Shares based on the total amount invested by all participants in the plan by satisfying the following criteria: (i) the employer for which the plan was established has 250 or more eligible employees and the plan lists only one broker of record, or (ii) the plan includes employer contributions and the plan lists only one broker of record. If a company has more than one plan investing in the Delaware Group of funds, then the total amount invested in all plans will be aggregated to determine the applicable front-end sales charge reduction on each purchase, both initial and subsequent, if, at the time of each such purchase, the company notifies the Fund that it qualifies for the reduction. Employees participating in such Group Investment Plans may also combine the investments held in their plan account to determine the front-end sales charge applicable to purchases in non-retirement Delaware Group investment accounts if, at the time of each such purchase, they notify the Fund that they are eligible to combine purchase amounts held in their plan account.

  For additional information on these Plans, including Plan forms, applications, minimum investments and any applicable account maintenance fees, contact your investment dealer or the Distributor.

  For other retirement plans and special services, see Retirement Planning.


DEFERRED SALES CHARGE ALTERNATIVE--CLASS B SHARES

  Class B Shares may be purchased at net asset value without the imposition of a front-end sales charge and, as a result, the Series will invest the full amount of the investor's purchase payment. The Distributor currently anticipates compensating dealers or brokers for selling Class B Shares at the time of purchase from its own assets in an amount equal to no more than 4% of the dollar amount purchased. As discussed below, however, Class B Shares are subject to annual 12b-1 Plan expenses and, if redeemed within six years of purchase, a CDSC.


- 16

  Proceeds from the CDSC and the annual 12b-1 Plan fees are paid to the Distributor and others for providing distribution and related services, and bearing related expenses, in connection with the sale of Class B Shares. These payments support the compensation paid to dealers or brokers for selling Class B Shares. Payments to the Distributor and others under the Class B 12b-1 Plan may be in an amount equal to no more than 1% annually. The combination of the CDSC and the proceeds of the 12b-1 Plan fees facilitates the ability of the Series to sell the Class B Shares without deducting a front-end sales charge at the time of purchase.


  Shareholders of the Series' Class B Shares exercising the exchange privilege described below will continue to be subject to the CDSC schedule described in this Prospectus even after the exchange. Such CDSC schedule may be higher than the CDSC schedule relating to the Class B Shares acquired as a result of the exchange. See Redemption and Exchange.


AUTOMATIC CONVERSION OF CLASS B SHARES

  Except for shares acquired through a reinvestment of dividends, Class B Shares held for eight years after purchase are eligible for automatic conversion into Class A Shares. The Fund will effect conversions of Class B Shares into Class A Shares only four times in any calendar year, on the last business day of the second full week of March, June, September and December (each, a "Conversion Date"). If the eighth anniversary after a purchase of Class B Shares falls on a Conversion Date, an investor's Class B Shares will be converted on that date. If the eighth anniversary occurs between Conversion Dates, an investor's Class B Shares will be converted on the next Conversion Date after such anniversary. Consequently, if a shareholder's eighth anniversary falls on the day after a Conversion Date, that shareholder will have to hold Class B Shares for as long as three additional months after the eighth anniversary after purchase before the shares will automatically convert into Class A Shares.

  Class B Shares of a fund acquired through reinvestment of dividends will convert to the corresponding Class A Shares of that fund (or, in the case of Delaware Group Cash Reserve, Inc., the Delaware Cash Reserve Consultant Class) pro-rata with Class B Shares of that fund not acquired through dividend reinvestment.
  All such automatic conversions of Class B Shares will constitute tax-free exchanges for federal income tax purposes. See Taxes.


LEVEL SALES CHARGE ALTERNATIVE--CLASS C SHARES


  Class C Shares may be purchased at net asset value without the imposition of a front-end sales charge and, as a result, the Series will invest the full amount of the investor's purchase payment. The Distributor currently anticipates compensating dealers or brokers for selling Class C Shares at the time of purchase from its own assets in an amount equal to no more than 1% of the dollar amount purchased. As discussed below, however, Class C Shares are subject to annual 12b-1 Plan expenses and, if redeemed within twelve months of purchase, a CDSC.


  Proceeds from the CDSC and the annual 12b-1 Plan fees are paid to the Distributor and others for providing distribution and related services, and bearing related expenses, in connection with the sale of Class C Shares. These payments support the compensation paid to dealers or brokers for selling Class C Shares. Payments to the Distributor and others under the Class C 12b-1 Plan may be in an amount equal to no more than 1% annually.


  Shareholders of the Series' Class C Shares who exercise the exchange privilege described below will continue to be subject to the CDSC schedule for the Series' C Class shares described in this Prospectus. See Redemption and Exchange.



CONTINGENT DEFERRED SALES CHARGE--CLASS B SHARES AND CLASS C SHARES


  Class B Shares redeemed within six years of purchase may be subject to a CDSC at the rates set forth below and Class C Shares redeemed within twelve months of purchase may be subject to a CDSC of 1%. CDSCs are charged as a percentage of the dollar amount subject to the CDSC. The charge will be assessed on an amount equal to the lesser of the net asset value at the time of purchase of the shares being redeemed or the net asset value of those shares at the time of redemption. No CDSC will be imposed on increases in net asset value above the initial purchase price. In addition, no CDSC will be assessed on redemptions of shares received through reinvestments of dividends or capital gains distributions. For purposes of this formula, the "net asset value at the time of purchase" will be the net asset value at purchase of either the Class B Shares or the Class C Shares of the Series, even if those shares are later exchanged for shares of another Delaware Group fund. In the event of an exchange of the shares, the "net asset value of such shares at the time of redemption" will be the net asset value of the shares that were acquired in the exchange.


- 17

  The following table sets forth the rates of the CDSC for the Class B Shares of the Series:

                     CONTINGENT DEFERRED
                        SALES CHARGE
                     (AS A PERCENTAGE OF
   YEAR AFTER           DOLLAR AMOUNT
 PURCHASE MADE       SUBJECT TO CHARGE)
----------------     -------------------
0-2                          4%
3-4                          3%
5                            2%
6                            1%
7 and thereafter            None


During the seventh year after purchase and, thereafter, until converted automatically into Class A Shares of the Series, the Class B Shares will still be subject to the annual 12b-1 Plan expenses of up to 1% of average daily net assets of those shares. See Automatic Conversion of Class B Shares above. Investors are reminded that the Class A Shares into which the Class B Shares will convert are subject to ongoing annual 12b-1 Plan expenses of up to a maximum of .30% of average daily net assets representing such shares.


  In determining whether a CDSC is applicable to a redemption of Class B Shares, it will be assumed that shares held for more than six years are redeemed first, followed by shares acquired through the reinvestment of dividends or distributions, and finally by shares held longest during the six-year period. With respect to the Class C Shares, it will be assumed that shares held for more than twelve months are redeemed first followed by shares acquired through the reinvestment of dividends or distributions, and finally by shares held for twelve months or less. All investments made during a calendar month, regardless of what day of the month the investment occurred, will age one month on the last day of that month and each subsequent month.


  The CDSC is waived on certain redemptions of Class B Shares and Class C Shares. See Waiver of CDSC under Redemption and Exchange.



12B-1 DISTRIBUTION PLANS--CLASS A, CLASS B AND CLASS C SHARES


  Under the distribution plans adopted by the Fund in accordance with Rule 12b-1 under the 1940 Act, the Series is permitted to pay the Distributor annual distribution fees of up to .30% of the average daily net assets of the Class A Shares, 1% of the average daily net assets of the Class B Shares and 1% of the average daily net assets of the Class C Shares. These fees, which are payable monthly, compensate the Distributor for providing distribution and related services and bearing certain expenses of each Class. The 12b-1 Plans applicable to the Class B Shares and the Class C Shares are designed to permit an investor to purchase Class B Shares or Class C Shares through dealers or brokers without the assessment of a front-end sales charge while enabling the Distributor to compensate dealers and brokers for the sale of such shares. For more detailed discussion of the 12b-1 Plans relating to the Class A, Class B and Class C Shares, see Distribution (12b-1) and Service under Management of the Fund.



OTHER PAYMENTS TO DEALERS--CLASS A, CLASS B AND CLASS C SHARES

  In addition, from time to time at the discretion of the Distributor, all registered broker/dealers whose aggregate sales of the Classes exceed certain limits as set by the Distributor, may receive from the Distributor an additional payment of up to .25% of the dollar amount of such sales. The Distributor may also provide additional promotional incentives or payments to dealers that sell shares of the Delaware Group of funds. In some instances, these incentives or payments may be offered only to certain dealers who maintain, have sold or may sell certain amounts of shares.

  Subject to pending amendments to the NASD's Rules of Fair Practice, in connection with the promotion of Delaware Group fund shares, the Distributor may, from time to time, pay to participate in dealer-sponsored seminars and conferences, reimburse dealers for expenses incurred in connection with preapproved seminars, conferences and advertising and may, from time to time, pay or allow additional promotional incentives to dealers, which shall include non-cash concessions, such as certain luxury merchandise or a trip to or attendance at a business or investment seminar at a luxury resort, as part of preapproved sales contests. Payment of non-cash compensation to dealers is currently under review by the NASD and the Securities and Exchange Commission. It is likely that the NASD's Rules of Fair Practice will be amended such that the ability of the Distributor to pay non-cash compensation as described above will be restricted in some fashion. The Distributor intends to comply with the NASD's Rules of Fair Practice as they may be amended. In addition, as noted above, the Distributor may pay dealers a commission in connection with net asset value purchases.


- 18

CLASS B FUNDS AND CLASS C FUNDS


  The following funds currently offer Class B Shares and Class C Shares:
Delaware Group Delchester High-Yield Bond Fund, Inc., Delaware Group Government Fund, Inc., Limited-Term Government Fund of Delaware Group Limited-Term Government Funds, Inc., Delaware Group Cash Reserve, Inc., Tax-Free USA Fund, Tax-Free Insured Fund and Tax-Free USA Intermediate Fund of Delaware Group Tax-Free Fund, Inc., Delaware Group Value Fund, Inc., Delaware Fund and Devon Fund of Delaware Group Delaware Fund, Inc., Decatur Income Fund and Decatur Total Return Fund of Delaware Group Decatur Fund, Inc., Delaware Group Trend Fund, Inc., International Equity Series, Global Bond Series and Global Assets Series of Delaware Group Global & International Funds, Inc., DMC Tax-Free Income Trust-Pennsylvania and the Series.


DELCAP FUND INSTITUTIONAL CLASS

  In addition to offering the Class A, Class B and Class C Shares, the Series also offers the DelCap Fund Institutional Class of shares, which is described in a separate prospectus relating to that class of shares and is available for purchase only by certain investors. DelCap Fund Institutional Class shares generally are distributed directly by the Distributor and do not have a front-end sales charge, a CDSC or a Limited CDSC, and are not subject to 12b-1 Plan distribution expenses. To obtain a prospectus which describes the DelCap Fund Institutional Class, contact the Distributor by writing to the address or by calling the telephone number listed on the cover of this Prospectus.


DIVIDEND ORDERS

  YOU MAY HAVE THE DIVIDENDS EARNED IN ONE FUND AUTOMATICALLY INVESTED IN ANOTHER DELAWARE GROUP FUND WITH A DIFFERENT INVESTMENT OBJECTIVE. For more information, see Dividend Reinvestment Plan under The Delaware Difference or call the Shareholder Service Center.


HOW TO BUY SHARES
  The Fund makes it easy to invest by mail, by wire, by exchange and by arrangement with your investment dealer.

INVESTING THROUGH YOUR INVESTMENT DEALER
  You can make a purchase of shares of the Classes through most investment dealers who, as part of the service they provide, must transmit orders promptly. They may charge for this service. If you want a dealer but do not have one, we can refer you to one.

INVESTING BY MAIL

1. Initial Purchases--An Investment Application or, in the case of a retirement account, an appropriate retirement plan application, must be completed, signed and sent with a check payable to DelCap Fund A Class, DelCap Fund B Class or DelCap Fund C Class at 1818 Market Street, Philadelphia, PA 19103.



2. Subsequent Purchases--Additional purchases may be made at any time by mailing a check payable to DelCap Fund A Class, DelCap Fund B Class or DelCap Fund C Class. Your check should be identified with your name(s) and account number. An investment slip (similar to a deposit slip) is provided at the bottom of transaction confirmations and dividend statements that you will receive from the Fund. Use of this investment slip can help expedite processing of your check when making additional purchases. Your investment may be delayed if you send additional purchases by certified mail.


INVESTING BY WIRE
  You may purchase shares by requesting your bank to transmit funds by wire to CoreStates Bank, N.A., ABA #031000011, account number 0114-2596 (include your name(s) and your account number for the Class in which you are investing).


1. Initial Purchases--Before you invest, telephone the Fund's Shareholder Service Center to get an account number. If you do not call first, processing of your investment may be delayed. In addition, you must promptly send your Investment Application or, in the case of a retirement account, an appropriate retirement plan application, to DelCap Fund A Class, DelCap Fund B Class or DelCap Fund C Class at 1818 Market Street, Philadelphia, PA 19103.


2. Subsequent Purchases--You may make additional investments anytime by wiring funds to CoreStates Bank, N.A., as described above. You should advise the Fund's Shareholder Service Center by telephone of each wire you send.
  If you want to wire investments to a Retirement Plan Account, call the Shareholder Service Center for special wiring instructions.

- 19

DELAWARE GROUP ASSET PLANNER


  To invest in Delaware Group funds using the Asset Planner service, you should complete a Delaware Group Asset Planner Account Registration Form, which is available only from a financial adviser. The sales charge on the investment is determined by the individual sales charges of the underlying funds and their percentage allocation in the selected Strategy. The minimum initial investment per Strategy is $2,000; subsequent investments must be at least $100. Individual fund minimums do not apply to investments made using the Asset Planner service. Class A, Class B and Class C Shares are available for use inside the Asset Planner service; however, only "like" class shares may be used within the same Strategy.


  An annual maintenance fee, currently $35 per Strategy, is due at the time of initial investment and by September 30th of each subsequent year. The fee, payable to Delaware Service Company, Inc. to defray extra costs associated with administering the Asset Planner service, will be deducted automatically from one of your Fund accounts if not paid by September 30th. See the Statement of Additional Information.


  Investors will receive a customized quarterly Strategy Report summarizing all Delaware Group Asset Planner investment performance and account activity during the prior period. Confirmation statements will be sent following all transactions other than those involving a reinvestment of distributions.


  Certain shareholder services are not available to investors using the Asset Planner service, due to its special design. These include Delaphone, Checkwriting, Wealth Builder Option and Letter of Intention. Systematic Withdrawal Plans are available after the account has been open for two years.


INVESTING BY EXCHANGE

  If you have an investment in another mutual fund in the Delaware Group, you may write and authorize an exchange of part or all of your investment into shares of the Series. If you wish to open an account by exchange, call the Shareholder Service Center for more information. All exchanges are subject to the eligibility and minimum purchase requirements set forth in each fund's prospectus.


  Shareholders of Class A Shares may exchange all or part of their shares for certain of the shares of other funds in the Delaware Group, including other Class A Shares, but may not exchange their shares for Class B Shares or Class C Shares of the Series or for Class B Shares or Class C Shares of any other fund in the Delaware Group. Shareholders of Class B Shares of the Series are permitted to exchange all or part of their Class B Shares only into the corresponding class of shares of the Class B Funds. Similarly, shareholders of Class C Shares of the Series are permitted to exchange all or part of their Class C Shares only into the corresponding class of shares of the Class C Funds. Class B Shares of the Series and Class C Shares of the Series acquired by exchange will continue to carry the contingent deferred sales charge and, in the case of Class B Shares, the automatic conversion schedule of the fund from which the exchange is made. The holding period of the Class B Shares of the Series acquired by exchange will be added to that of the shares that were exchanged for purposes of determining the time of the automatic conversion into Class A Shares of the Series.


  Permissible exchanges into Class A Shares of the Series will be made without a front-end sales charge imposed by the Series, except for exchanges from funds not subject to a front-end sales charge (unless such shares were acquired in an exchange from a fund subject to such a charge or such shares were acquired through the reinvestment of dividends). Permissible exchanges into Class B Shares or Class C Shares of the Series will be made without the imposition of a contingent deferred sales charge by the fund from which the exchange is being made at the time of the exchange.


  See Allied Plans under the heading Retirement Planning for information on exchanges by participants in an Allied Plan.


ADDITIONAL METHODS OF ADDING TO YOUR INVESTMENT
  Call the Shareholder Service Center for more information if you wish to use the following services:

1. Direct Deposit

  YOU MAY HAVE YOUR EMPLOYER OR BANK MAKE REGULAR INVESTMENTS DIRECTLY TO YOUR ACCOUNT FOR YOU (for example: payroll deduction, pay by phone, annuity payments). The Series also accepts preauthorized recurring government and private payments by Electronic Fund Transfer, which avoids mail time and check clearing holds on payments such as social security, federal salaries, Railroad Retirement benefits, etc.


- 20

2. Automatic Investing Plan

  THE AUTOMATIC INVESTING PLAN ENABLES YOU TO MAKE REGULAR MONTHLY INVESTMENTS WITHOUT WRITING OR MAILING CHECKS. You may authorize the Fund to transfer a designated amount monthly from your checking account to your Series account. Many shareholders use this as an automatic savings plan. Shareholders should allow a reasonable amount of time for initial purchases and changes to these plans to become effective.

  This option is not available to participants in the following plans: SAR/SEP, SEP/IRA, Profit Sharing and Money Purchase Pension Plans, 401(k) Defined Contribution Plans, 403(b)(7) Deferred Compensation Plans or 457 Deferred Compensation Plans.

                                     * * *


  Should investments by these two methods be reclaimed or returned for some reason, the Fund has the right to liquidate your shares to reimburse the government or transmitting bank. If there are insufficient funds in your account, you are obligated to reimburse the Series.



PURCHASE PRICE AND EFFECTIVE DATE


  The offering price and net asset value of the Class A, Class B and Class C Shares are determined as of the close of regular trading on the New York Stock Exchange (ordinarily, 4 p.m., Eastern time) on days when the Exchange is open.


  The effective date of a purchase made through an investment dealer is the date the order is received by the Series. The effective date of a direct purchase is the day your wire, electronic transfer or check is received, unless it is received after the time the offering price or net asset value of shares is determined, as noted above. Purchase orders received after such time will be effective the next business day.


THE CONDITIONS OF YOUR PURCHASE

  The Fund reserves the right to reject any purchase order. If a purchase is canceled because your check is returned unpaid, you are responsible for any loss incurred. The Fund can redeem shares from your account(s) to reimburse itself for any loss, and you may be restricted from making future purchases in any of the funds in the Delaware Group. The Fund reserves the right to reject purchase orders paid by third-party checks or checks that are not drawn on a domestic branch of a United States financial institution. If a check drawn on a foreign financial institution is accepted, you may be subject to additional bank charges for clearance and currency conversion.


  The Fund also reserves the right, following shareholder notification, to charge a service fee on non-retirement accounts that have remained below the minimum stated account balance for a period of three or more consecutive months. Holders of such accounts may be notified of their below minimum status and advised that they have until the end of the current calendar quarter to raise their balance to the stated minimum. If the account has not reached the minimum balance requirement by that time, the Fund will charge a $9 fee for that quarter and each subsequent calendar quarter until the account is brought up to the minimum balance. The service fee will be deducted from the account during the first week of each calendar quarter for the previous quarter, and will be used to help defray the cost of maintaining low balance accounts. No fees will be charged without proper notice and no contingent deferred sales charge will apply to such assessments.


  The Fund also reserves the right, upon 60 days' written notice, to involuntarily redeem accounts that remain under a Class' minimum initial purchase amount as a result of redemptions. An investor making the minimum initial investment may be subject to involuntary redemption without the imposition of a CDSC or Limited CDSC if he or she redeems any portion of his or her account.


- 21

REDEMPTION AND EXCHANGE


  YOU CAN REDEEM OR EXCHANGE YOUR SHARES IN A NUMBER OF DIFFERENT WAYS. The exchange service is useful if your investment requirements change and you want an easy way to invest in other equity funds, bond funds, tax-advantaged funds or money market funds. This service is also useful if you are anticipating a major expenditure and want to move a portion of your investment into a fund that has the checkwriting feature. Exchanges are subject to the requirements of each fund and all exchanges of shares from one fund or class to another constitute taxable events. See Taxes. Further, in order for an exchange to be processed, shares of the fund being acquired must be registered in the state where the acquiring shareholder resides. You may want to consult your financial adviser or investment dealer to discuss which funds in the Delaware Group will best meet your changing objectives and the consequences of any exchange transaction. You may also call the Delaware Group directly for fund information.


  Your shares will be redeemed or exchanged at a price based on to the net asset value next determined after we receive your request in good order subject, in the case of a redemption, to any applicable CDSC or Limited CDSC. Redemption or exchange requests received in good order after the time the offering price and net asset value of shares are determined, as noted above, will be processed on the next business day. See Purchase Price and Effective Date under Buying Shares. A shareholder submitting a redemption may indicate that he or she wishes to receive redemption proceeds of a specific dollar amount. In the case of such a request, and in the case of certain redemptions from retirement plan accounts, the Fund will redeem the number of shares necessary to deduct the applicable CDSC, in the case of Class B Shares or Class C Shares or, if applicable, the Limited CDSC in the case of Class A Shares, and tender to the shareholder the requested amount, assuming the shareholder holds enough shares in his or her account for the redemption to be processed in this manner. Otherwise, the amount tendered to the shareholder upon redemption will be reduced by the amount of the applicable CDSC or Limited CDSC.


  Except as noted below, for a redemption request to be in "good order," you must provide your account number, account registration, and the total number of shares or dollar amount of the transaction. For exchange requests, you must also provide the name of the fund you want to receive the proceeds. Exchange instructions and redemption requests must be signed by the record owner(s) exactly as the shares are registered. You may request a redemption or an exchange by calling the Fund at 800-523-1918 (in Philadelphia, 215-988-1241). The Fund may suspend, terminate, or amend the terms of the exchange privilege upon 60 days' written notice to shareholders.


  The Fund will honor written redemption requests of shareholders who recently purchased shares by check, but will not mail the proceeds until it is reasonably satisfied the purchase check has cleared, which may take up to 15 days from the purchase date. The Fund will not honor telephone redemptions for shares recently purchased by check unless it is reasonably satisfied that the purchase check has cleared. You can avoid this potential delay if you purchase shares by wiring Federal Funds. The Fund reserves the right to reject a written or telephone redemption request or delay payment of redemption proceeds if there has been a recent change to the shareholder's address of record.


  There is no front-end sales charge or fee for exchanges made between shares of funds which both carry a front-end sales charge. Any applicable front-end sales charge will apply to exchanges from shares of funds not subject to a front-end sales charge, except for transfers involving assets that were previously invested in a fund with a front-end sales charge and/or transfers involving the reinvestment of dividends.


- 22

  Holders of Class B Shares or Class C Shares that exchange their shares ("Original Shares") for Class B Shares of other Class B Funds or Class C Shares of other Class C Funds, as applicable (in each case, "New Shares"), will not be subject to a CDSC that might otherwise be due upon redemption of the Original Shares. However, such shareholders will continue to be subject to the CDSC and, in the case of Class B Shares, the automatic conversion schedule of the Original Shares as described in this Prospectus and any CDSC assessed upon redemption will be charged by the Fund. In an exchange of Class B Shares, the Series' CDSC schedule may be higher than the CDSC schedule relating to the New Shares acquired as a result of the exchange. For purposes of computing the CDSC that may be payable upon a disposition of the New Shares, the period of time that an investor held the Original Shares is added to the period of time that an investor held the New Shares. With respect to Class B Shares, the automatic conversion schedule of the Original Shares may be longer than that of the New Shares. Consequently, an investment in the New Shares by exchange may subject an investor to the higher 12b-1 fees applicable to Class B Shares for a longer period of time than if the investment in the New Shares were made directly.


  Various redemption and exchange methods are outlined below. Except for the CDSC applicable to certain redemptions of Class B and Class C Shares and the Limited CDSC applicable to certain redemptions of Class A Shares purchased at net asset value, there is no fee charged by the Fund or the Distributor for redeeming or exchanging your shares, but such fees could be charged in the future. You may have your investment dealer arrange to have your shares redeemed or exchanged. Your investment dealer may charge for this service.


  All authorizations given by shareholders, including selection of any of the features described below, shall continue in effect until such time as a written revocation or modification has been received by the Fund or its agent.


  All exchanges involve a purchase of shares of the fund into which the exchange is made. As with any purchase, an investor should obtain and carefully read that fund's prospectus before buying shares in an exchange. The prospectus contains more complete information about the fund, including charges and expenses.


WRITTEN REDEMPTION

  You can write to the Fund at 1818 Market Street, Philadelphia, PA 19103 to redeem some or all of your shares. The request must be signed by all owners of the account or your investment dealer of record. For redemptions of more than $50,000, or when the proceeds are not sent to the shareholder(s) at the address of record, the Fund requires a signature by all owners of the account and a signature guarantee for each owner. Each signature guarantee must be supplied by an eligible guarantor institution. The Fund reserves the right to reject a signature guarantee supplied by an eligible institution based on its creditworthiness. The Fund may require further documentation from corporations, executors, retirement plans, administrators, trustees or guardians.


  Payment is normally mailed the next business day, but no later than seven days, after receipt of your redemption request. If your Class A Shares are in certificate form, the certificate must accompany your redemption request and also be in good order. The Fund issues certificates for Class A Shares only if a shareholder submits a specific request. The Fund does not issue certificates for Class B Shares or Class C Shares.


WRITTEN EXCHANGE

  You may also write to the Fund (at 1818 Market Street, Philadelphia, PA 19103) to request an exchange of any or all of your shares into another mutual fund in the Delaware Group, subject to the same conditions and limitations as other exchanges noted above.


TELEPHONE REDEMPTION AND EXCHANGE

  To get the added convenience of the telephone redemption and exchange methods, you must have the Transfer Agent hold your shares (without charge) for you. If you choose to have your Class A Shares in certificate form, you may only redeem or exchange by written request and you must return your certificates.


  The Telephone Redemption--Check to Your Address of Record service and the Telephone Exchange service, both of which are described below, are automatically provided unless you notify the Fund in writing that you do not wish to have such services available with respect to your account. The Fund reserves the right to modify, terminate or suspend these procedures upon 60 days' written notice to shareholders. It may be difficult to reach the Fund by telephone during periods when market or economic conditions lead to an unusually large volume of telephone requests.


- 23

  Neither the Fund nor the Transfer Agent is responsible for any shareholder loss incurred in acting upon written or telephone instructions for redemption or exchange of Series shares which are reasonably believed to be genuine. With respect to such telephone transactions, the Fund will follow reasonable procedures to confirm that instructions communicated by telephone are genuine (including verification of a form of personal identification) as, if it does not, the Fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent transactions. Instructions received by telephone are generally tape recorded, and a written confirmation will be provided for all purchase, exchange and redemption transactions initiated by telephone. By exchanging shares by telephone, you are acknowledging prior receipt of a prospectus for the fund into which your shares are being exchanged.



TELEPHONE REDEMPTION--CHECK TO YOUR ADDRESS OF RECORD


  THE TELEPHONE REDEMPTION FEATURE IS A QUICK AND EASY METHOD TO REDEEM SHARES. You or your investment dealer of record can have redemption proceeds of $50,000 or less mailed to you at your address of record. Checks will be payable to the shareholder(s) of record. Payment is normally mailed the next business day, but no later than seven days, after receipt of the request. This service is only available to individual, joint and individual fiduciary-type accounts.



TELEPHONE REDEMPTION--PROCEEDS TO YOUR BANK


  Redemption proceeds of $1,000 or more can be transferred to your predesignated bank account by wire or by check. You should authorize this service when you open your account. If you change your predesignated bank account, the Fund requires an Authorization Form with your signature guaranteed. For your protection, your authorization must be on file. If you request a wire, your funds will normally be sent the next business day. CoreStates Bank, N.A.'s fee (currently $7.50) will be deducted from your redemption. If you ask for a check, it will normally be mailed the next business day, but no later than seven days, after receipt of your request to your predesignated bank account. Except for any CDSC which may be applicable to Class B and Class C Shares and the Limited CDSC which may be applicable to certain Class A Shares, there are no fees for this redemption method, but the mail time may delay getting funds into your bank account. Simply call the Fund's Shareholder Service Center prior to the time the offering price and net asset value are determined, as noted above.


  If expedited payment by check or wire could adversely affect Series the, the Fund may take up to seven days to pay.

TELEPHONE EXCHANGE
  The Telephone Exchange feature is a convenient and efficient way to adjust your investment holdings as your liquidity requirements and investment objectives change. You or your investment dealer of record can exchange your shares into any fund in the Delaware Group under the same registration, subject to the same conditions and limitations as other exchanges noted above. As with the written exchange service, telephone exchanges are subject to the requirements of each fund, as described above. Telephone exchanges may be subject to limitations as to amounts or frequency.



SYSTEMATIC WITHDRAWAL PLANS

1. Regular Plans
  This plan provides shareholders with a consistent monthly (or quarterly) payment. THIS IS PARTICULARLY USEFUL TO SHAREHOLDERS LIVING ON FIXED INCOMES, SINCE IT CAN PROVIDE THEM WITH A STABLE SUPPLEMENTAL AMOUNT. With accounts of at least $5,000, you may elect monthly withdrawals of $25 (quarterly $75) or more. The Fund does not recommend any particular monthly amount, as each shareholder's situation and needs vary. Payments are normally made by check. You may elect to have your payments transferred from your Series account to your predesignated bank account through the Delaware Group's MoneyLine service. Your funds will normally be credited to your bank account two business days after the payment date. Except for the Limited CDSC which may be applicable to Class A Shares and the CDSC which may be applicable to Class B and Class C Shares as noted below, there are no fees for this redemption method. You can initiate the MoneyLine service by completing an Authorization Agreement. If the name and address on your bank account are not identical to the name and address on your Series account, you must have your signature guaranteed. Please call the Shareholder Service Center for additional information.


- 24

2. Retirement Plans

  For shareholders eligible under the applicable retirement plan to receive benefits in periodic payments, the Fund's Systematic Withdrawal Plan provides you with maximum flexibility. A number of formulas are available for calculating your withdrawals, depending upon whether the distributions are required or optional. Withdrawals must be for $25 or more; however, no minimum account balance is required. The MoneyLine Service described above is not available for retirement plans.


                                     * * *


  Shareholders should not purchase Class A Shares while participating in a Systematic Withdrawal Plan. Also, redemptions of Class A Shares via a Systematic Withdrawal Plan may be subject to a Limited CDSC if the original purchase was made at net asset value within the 12 months prior to the withdrawal and a dealer's commission has been paid on that purchase. See Contingent Deferred Sales Charge for Certain Purchases of Class A Shares Made at Net Asset Value, below.


  With respect to Class B Shares and Class C Shares redeemed via a Systematic Withdrawal Plan, any applicable CDSC will be waived if, on the date that the Plan is established, the annual amount selected to be withdrawn is less than 12% of the account balance. If the annual amount selected to be withdrawn exceeds 12% of the account balance on the date that the Systematic Withdrawal Plan is established, all redemptions under the Plan will be subject to the applicable CDSC. Whether a waiver of the CDSC is available or not, the first shares to be redeemed for each Systematic Withdrawal Plan payment will be those not subject to a CDSC because they have either satisfied the required holding period or were acquired through the reinvestment of distributions. The 12% annual limit will be reset on the date that any Systematic Withdrawal Plan is modified (for example, a change in the amount selected to be withdrawn or the frequency or date of withdrawals), based on the balance in the account on that date. See Waiver of CDSC--Class B and Class C Shares below.


  For more information on Systematic Withdrawal Plans, call the Shareholder Service Center.


WEALTH BUILDER OPTION

  Shareholders may elect to invest in other mutual funds in the Delaware Group through our Wealth Builder Option. Under this automatic exchange program, shareholders can authorize regular monthly amounts (minimum of $100 per fund) to be liquidated from their Series account and invested automatically into an account in one or more funds in the Delaware Group. If, in connection with the Wealth Builder Option, a shareholder wishes to open a new account in such other fund or funds to receive the automatic investment, such new account in any fund must meet such other fund's minimum initial purchase requirements. Investments under this option are exchanges and are therefore subject to the same conditions and limitations as other exchanges noted above.


  Shareholders can use the Wealth Builder Option to invest in the Series through regular liquidations of shares in their accounts in other funds in the Delaware Group, subject to the same conditions and limitations as other exchanges noted above. Shareholders can terminate their participation at any time by written notice to the Fund. See Redemption and Exchange.

  This option is not available to participants in the following plans: SAR/SEP, SEP/IRA, Profit Sharing and Money Purchase Pension Plans, 401(k) Defined Contribution Plans, 403(b)(7) Deferred Compensation Plans or 457 Deferred Compensation Plans.

CONTINGENT DEFERRED SALES CHARGE FOR
CERTAIN PURCHASES OF CLASS A SHARES MADE AT
NET ASSET VALUE

  A Limited CDSC will be imposed by the Series upon certain redemptions of Class A Shares (or shares into which such Class A Shares are exchanged) made within 12 months of purchase, if such purchases were made at net asset value and triggered the payment by the Distributor of the dealer's commission described above. See Buying Shares.


- 25

  The Limited CDSC will be paid to the Distributor and will be equal to the lesser of 1% of: (1) the net asset value at the time of purchase of the Class A Shares being redeemed; or (2) the net asset value of such Class A Shares at the time of redemption. For purposes of this formula, the "net asset value at the time of purchase" will be the net asset value at purchase of the Class A Shares even if those shares are later exchanged for shares of another Delaware Group fund and, in the event of an exchange of Class A Shares, the "net asset value of such shares at the time of redemption" will be the net asset value of the shares acquired in the exchange.


  Redemptions of such Class A Shares held for more than 12 months will not be subjected to the Limited CDSC and an exchange of such Class A Shares into another Delaware Group fund will not trigger the imposition of the Limited CDSC at the time of such exchange. The period a shareholder owns shares into which Class A Shares are exchanged will count towards satisfying the 12-month holding period. The Series assesses the Limited CDSC if such 12-month period is not satisfied irrespective of whether the redemption triggering its payment is of the Class A Shares of the Series or the Class A Shares acquired in the exchange.


  In determining whether a Limited CDSC is payable, it will be assumed that shares not subject to the Limited CDSC are the first redeemed followed by other shares held for the longest period of time. The Limited CDSC will not be imposed upon shares representing reinvested dividends or capital gains distributions, or upon amounts representing share appreciation. All investments made during a calendar month, regardless of what day of the month the investment occurred, will age one month on the last day of that month and each subsequent month.



WAIVER OF LIMITED CDSC--CLASS A SHARES


  The Limited CDSC for Class A Shares on which a dealer's commission has been paid will be waived in the following instances: (i) redemptions that result from the Fund's right to liquidate a shareholder's account if the aggregate net asset value of the shares held in the account is less than the then-effective minimum account size; (ii) distributions to participants from a retirement plan qualified under section 401(a) or 401(k) of the Internal Revenue Code of 1986, as amended ("the Code"), or due to death of a participant in such a plan; (iii) redemptions pursuant to the direction of a participant or beneficiary of a retirement plan qualified under section 401(a) or 401(k) of the Code with respect to that retirement plan; (iv) distributions from a section 403(b)(7) Plan or an IRA due to death, disability, or attainment of age 59 1/2; (v) returns of excess contributions to an IRA; (vi) distributions by other employee benefit plans to pay benefits; (vii) distributions described in (ii), (iv), and
(vi) above pursuant to a systematic withdrawal plan; and (viii) redemptions by the classes of shareholders who are permitted to purchase shares at net asset value, regardless of the size of the purchase (see Buying at Net Asset Value under Buying Shares).



WAIVER OF CDSC--CLASS B AND CLASS C SHARES


  The CDSC is waived on redemptions of Class B Shares in connection with the following redemptions: (i) redemptions that result from the Fund's right to liquidate a shareholder's account if the aggregate net asset value of the shares held in the account is less than the then-effective minimum account size; (ii) returns of excess contributions to an IRA or 403(b)(7) Deferred Compensation Plan; (iii) required minimum distributions from an IRA, 403(b)(7) Deferred Compensation Plan, or 457 Deferred Compensation Plan; and (iv) distributions from an IRA, 403(b)(7) Deferred Compensation Plan or 457 Deferred Compensation Plan due to death or disability.


- 26

  The CDSC on Class C Shares is waived in connection with the following redemptions: (i) redemptions that result from the Fund's right to liquidate a shareholder's account if the aggregate net asset value of the shares held in the account is less than the then-effective minimum account size; (ii) returns of excess contributions to an IRA, 403(b)(7) Deferred Compensation Plan, Profit Sharing Plan, Money Purchase Pension Plan or 401(k) Defined Contribution Plan;
(iii) required minimum distributions from an IRA, 403(b)(7) Deferred Compensation Plan, 457 Deferred Compensation Plan, Profit Sharing Plan, Money Purchase Pension Plan, or 401(k) Defined Contribution Plan; (iv) distributions from a 403(b)(7) Deferred Compensation Plan, 457 Deferred Compensation Plan, Profit Sharing Plan, or 401(k) Defined Contribution Plan, under hardship provisions of the plan; (v) distributions from a 403(b)(7) Deferred Compensation Plan, 457 Deferred Compensation Plan, Profit Sharing Plan, Money Purchase Pension Plan or a 401(k) Defined Contribution Plan upon attainment of normal retirement age under the plan or upon separation from service; (vi) distributions from an IRA on or after attainment of age 59 1/2; and (vii) distributions from an account if the redemption results from the death of all registered owners of the account (in the case of accounts established under the Uniform Gifts to Minors or Uniform Transfers to Minors Acts or trust accounts, the waiver applies upon the death of all beneficial owners) or a total and permanent disability (as defined in Section 72 of the Internal Revenue Code) of all registered owners occurring after the purchase of the shares being redeemed.


  In addition, the CDSC will be waived on Class B Shares and Class C Shares redeemed in accordance with a Systematic Withdrawal Plan if the annual amount selected to be withdrawn under the Plan does not exceed 12% of the value of the account on the date that the Systematic Withdrawal Plan was established or modified.


DIVIDENDS AND DISTRIBUTIONS


  The Fund will make payments from the Series' net investment income and net realized securities profits, if any, twice a year. The first payment normally will be made during the first quarter following the end of the Fund's fiscal year. The second payment would be made near the end of the calendar year if necessary to comply with certain requirements of the Internal Revenue Code. During the fiscal year ended September 30, 1995, distributions totaling $1.83 per share of the Class A Shares and the Class B Shares were paid from realized securities profits. Class C Shares were not offered prior to the date of this Prospectus.


  Each of the Classes will share proportionately in the investment income and expenses of the Series, except that the per share dividends from net investment income on the Class A Shares, the Class B Shares and the Class C Shares will vary due to the expenses under the 12b-1 Plan applicable to each Class. Generally, the dividends per share on Class B Shares and Class C Shares can be expected to be lower than the dividends per share on Class A Shares because the expenses under the 12b-1 Plans relating to Class B and Class C Shares will be higher than the expenses under the 12b-1 Plan relating to Class A Shares. See Distribution (12b-1) and Service under Management of the Fund.


  Both dividends and distributions, if any, are automatically reinvested in your account at net asset value unless you elect otherwise. Any check in payment of dividends or other distributions which cannot be delivered by the United States Post Office or which remains uncashed for a period of more than one year may be reinvested in the shareholder's account at the then-current net asset value and the dividend option may be changed from cash to reinvest. If you elect to take your dividends and distributions in cash and such dividends and distributions are in an amount of $25 or more, you may choose the Delaware Group's MoneyLine service and have such payments transferred from your Series account to your predesignated bank account. Your funds will normally be credited to your bank account two business days after the payment date. There are no fees for the MoneyLine service. See Systematic Withdrawal Plans under Redemption and Exchange for information regarding authorization of this service. This service is not available for retirement plans. (See The Delaware Difference for more information on reinvestment options.)


- 27

TAXES

  The Series has qualified, and intends to continue to qualify, as a regulated investment company under Subchapter M of the Internal Revenue Code (the "Code"). As such, the Series will not be subject to federal income tax, or to any excise tax, to the extent its earnings are distributed as provided in the Code.
  The Series intends to distribute substantially all of its net investment income and net capital gains, if any. Dividends from net investment income or net short-term capital gains will be taxable to you as ordinary income, whether received in cash or in additional shares. For corporate investors, dividends from net investment income will generally qualify in part for the corporate dividends-received deduction. The portion of dividends paid by the Series that so qualifies will be designated each year in a notice from the Fund to the Series' shareholders.
  Distributions paid by the Series from long-term capital gains, whether received in cash or in additional shares, are taxable to those investors who are subject to income taxes as long-term capital gains, regardless of the length of time an investor has owned shares in the Series. The Series does not seek to realize any particular amount of capital gains during a year; rather, realized gains are a byproduct of Series management activities. Consequently, capital gains distributions may be expected to vary considerably from year to year. Also, for those investors subject to tax, if purchases of shares in the Series are made shortly before the record date for a dividend or capital gains distribution, a portion of the investment will be returned as a taxable distribution.
  Although dividends generally will be treated as distributed when paid, dividends which are declared in October, November, or December to shareholders of record on a specified date in one of those months, but which, for operational reasons, may not be paid to the shareholder until the following January, will be treated for tax purposes as if paid by the Series and received by the shareholder on December 31 of the year declared.

  The sale of shares of the Series is a taxable event and may result in a capital gain or loss to shareholders subject to tax. Capital gain or loss may be realized from an ordinary redemption of shares or an exchange of shares between two mutual funds (or two series or portfolios of a mutual fund). Any loss incurred on sale or exchange of the Series' shares which had been held for six months or less will be treated as a long-term capital loss to the extent of capital gain dividends received with respect to such shares. All or a portion of the sales charge incurred in acquiring Series shares will be excluded from the federal tax basis of any of such shares sold or exchanged within ninety days of their purchase (for purposes of determining gain or loss upon sale of such shares) if the sale proceeds are reinvested in the Series or in another fund in the Delaware Group of funds and a sales charge that would otherwise apply to the reinvestment is reduced or eliminated. Any portion of such sales charge excluded from the tax basis of the shares sold will be added to the tax basis of the shares acquired in the reinvestment.


  The automatic conversion of Class B Shares into Class A Shares at the end of approximately eight years after purchase will be tax-free for federal tax purposes. See Automatic Conversion of Class B Shares under Buying Shares.


  In addition to federal taxes, shareholders may be subject to state and local taxes on distributions. Distributions of interest income and capital gains realized from certain types of U.S. Government securities may be exempt from state personal income taxes. Shares of the Series are exempt from Pennsylvania county personal property taxes.


  Each year, the Fund will mail you information on the tax status of the Series' dividends and distributions. Shareholders will also receive each year information as to the portion of dividend income, if any, that is derived from U.S. Government securities that are exempt from state income tax. Of course, shareholders who are not subject to tax on their income would not be required to pay tax on amounts distributed to them by the Series.

  The Fund is required to withhold 31% of taxable dividends, capital gains distributions, and redemptions paid to shareholders who have not complied with IRS taxpayer identification regulations. You may avoid this withholding requirement by certifying on your Account Registration Form your proper Taxpayer Identification Number and by certifying that you are not subject to backup withholding.

  The tax discussion set forth above is included for general information only. Investors should consult their own tax advisers concerning the federal, state, local or foreign tax consequences of an investment in the Series.

  See Accounting and Tax Issues and Distributions and Taxes in Part B for additional information on tax matters relating to the Series and its shareholders.

- 28

CALCULATION OF OFFERING PRICE AND NET ASSET VALUE PER SHARE


  Class A Shares are purchased at the offering price per share, while Class B Shares and Class C Shares are purchased at the net asset value ("NAV") per share. The offering price per share of Class A Shares consists of the NAV per share next computed after the order is received, plus any applicable front-end sales charges. The offering price and NAV are computed as of the close of regular trading on the New York Stock Exchange (ordinarily, 4 p.m., Eastern time) on days when the Exchange is open.

  The NAV per share is computed by adding the value of all securities and other assets in the portfolio, deducting any liabilities (expenses and fees are accrued daily) and dividing by the number of shares outstanding. Portfolio securities for which market quotations are available are priced at market value. Foreign securities expressed in foreign currency values will be converted into U.S. dollar values at the mean between the currencies' bid and offered quotations. Short-term investments having a maturity of less than 60 days are valued at amortized cost, which approximates market value. All other securities are valued at their fair value as determined in good faith and in a method approved by the Fund's Board of Directors.

  Each of the Series' four classes will bear, pro-rata, all of the common expenses of the Series. The net asset values of all outstanding shares of each class of the Series will be computed on a pro-rata basis for each outstanding share based on the proportionate participation in the Series represented by the value of shares of that class. All income earned and expenses incurred by the Series will be borne on a pro-rata basis by each outstanding share of a class, based on each class' percentage in the Series represented by the value of shares of such classes, except that the DelCap Fund Institutional Class will not incur any of the expenses under the Series' 12b-1 Plans and the Class A, Class B and Class C Shares alone will bear the 12b-1 Plan expenses payable under their respective Plans. Due to the specific distribution expenses and other costs that will be allocable to each class, the net asset value of each class of the Series will vary.


MANAGEMENT OF THE FUND
DIRECTORS
  The business and affairs of the Fund are managed under the direction of its Board of Directors. Part B contains additional information regarding the directors and officers.

INVESTMENT MANAGER
  The Manager furnishes investment management services to the Series.

  The Manager and its predecessors have been managing the funds in the Delaware Group since 1938. On September 30, 1995, the Manager and its affiliate, Delaware International Advisers Ltd., were supervising in the aggregate more than $27 billion in assets in the various institutional (approximately $17,417,567,000) and investment company (approximately $10,240,754,000) accounts.


  The Manager is an indirect, wholly-owned subsidiary of Delaware Management Holdings, Inc. ("DMH"). On April 3, 1995, a merger between DMH and a wholly-owned subsidiary of Lincoln National Corporation ("Lincoln National") was completed. DMH and the Manager are now wholly-owned subsidiaries, and subject to the ultimate control, of Lincoln National. Lincoln National, with headquarters in Fort Wayne, Indiana, is a diversified organization with operations in many aspects of the financial services industry, including insurance and investment management. In connection with the merger, a new Investment Management Agreement between the Fund on behalf of the Series and the Manager was executed following shareholder approval.


  The Manager manages the Series' portfolio and makes investment decisions which are implemented by the Fund's Trading Department. The Manager also administers the Fund's affairs and pays the salaries of all the directors, officers and employees of the Fund who are affiliated with the Manager. For these services, the Manager is paid an annual fee of 3/4 of 1% of the average daily net assets of the Series, less all directors' fees paid to the unaffiliated directors by the Series. The Series' fee is higher than that paid by many other funds and may be higher or lower than that paid by funds with comparable investment objectives. Investment management fees paid by the Series for the fiscal year ended September 30, 1995 were 0.75% of average daily net assets.


- 29

  Edward N. Antoian has primary responsibility for making day-to-day investment decisions for the Fund. He has been the Fund's Senior Portfolio Manager since its inception. A graduate of The State University of New York at Albany with an MBA in Finance from the University of Pennsylvania's Wharton School, Mr. Antoian began his career with Price Waterhouse. Prior to joining the Delaware Group in June 1984, he worked in the Institutional Equity Department of E.F. Hutton in Philadelphia. A Chartered Financial Analyst, Mr. Antoian is a member of the Philadelphia Finance Association and the Philadelphia Securities Association.

  In making investment decisions for the Series, Mr. Antoian regularly consults with Wayne A. Stork, William H. Miller and other members of Delaware's equity department. Mr. Stork, Chairman of Delaware Management Company, Inc. and the Fund's Board of Directors, is a graduate of Brown University and attended New York University's Graduate School of Business Administration. Mr. Miller is an Assistant Portfolio Manager. He holds a BA in Economics from Trinity College. Prior to joining the Delaware Group in 1995, he worked as a technology analyst for Janney Montgomery Scott in Philadelphia and he has also served as an institutional salesman for Rutherford Brown & Catherwood.


PORTFOLIO TRADING PRACTICES

  The Series normally will not invest for short-term trading purposes. However, the Series may sell securities without regard to the length of time they have been held. The degree of portfolio activity will affect brokerage costs of the Series and may affect taxes payable by the Series' shareholders. Given the Series' investment objective, its annual portfolio turnover rate may exceed 100%. A turnover rate of 100% would occur if all the investments in the Series' portfolio at the beginning of the year were replaced by the end of the year. The turnover rate also may be affected by cash requirements for redemptions and repurchases of Series shares. For the fiscal years ended September 30, 1994 and 1995, the Series' portfolio turnover rates were 34% and 51%, respectively.

  The Series uses its best efforts to obtain the best available price and most favorable execution for portfolio transactions. Orders may be placed with brokers or dealers who provide brokerage and research services to the Manager or its advisory clients. These services may be used by the Manager in servicing any of its accounts. Subject to best price and execution, the Series may consider a broker/dealer's sales of Series shares in placing portfolio orders and may place orders with broker/dealers that have agreed to defray certain Series expenses such as custodian fees.

PERFORMANCE INFORMATION

  From time to time, the Series may quote the total return performance of the Classes in advertising and other types of literature. Total return will be based on a hypothetical $1,000 investment, reflecting the reinvestment of all distributions at net asset value and: (i) in the case of Class A Shares, the impact of the maximum front-end sales charge at the beginning of each specified period; and (ii) in the case of Class B Shares and Class C Shares, the deduction of any applicable CDSC at the end of the relevant period. Each presentation will include the average annual total return for one-, five-and ten-year periods, as relevant. The Series may also advertise aggregate and average total return information concerning a Class over additional periods of time. In addition, the Series may present total return information that does not reflect the deduction of the maximum front-end sales charge or any applicable CDSC. In this case, such total return information would be more favorable than total return information that includes deductions of the maximum front-end sales charge or any applicable CDSC.

  Because securities prices fluctuate, investment results of the Classes will fluctuate over time and past performance should not be considered as a representation of future results.

DISTRIBUTION (12B-1) AND SERVICE

  The Distributor, Delaware Distributors, L.P. (which formerly conducted business as Delaware Distributors, Inc.), serves as the national distributor for the Series under a Distribution Agreement dated April 3, 1995, as amended on November 29, 1995.


- 30

  The Fund has adopted a separate distribution plan under Rule 12b-1 for each of the Class A Shares, Class B Shares and Class C Shares (the "Plans"). The Plans permit the Series to pay the Distributor from the assets of the respective Classes a monthly fee for its services and expenses in distributing and promoting sales of shares. These expenses include, among other things, preparing and distributing advertisements, sales literature, and prospectuses and reports used for sales purposes, compensating sales and marketing personnel, holding special promotions for specified periods of time, and paying distribution and maintenance fees to brokers, dealers and others. In connection with the promotion of Class A, Class B and Class C Shares, the Distributor may, from time to time, pay to participate in dealer-sponsored seminars and conferences, and reimburse dealers for expenses incurred in connection with preapproved seminars, conferences and advertising. The Distributor may pay or allow additional promotional incentives to dealers as part of preapproved sales contests and/or to dealers who provide extra training and information concerning a Class and increase sales of the Class. In addition, the Series may make payments from the assets of the respective Class directly to others, such as banks, who aid in the distribution of Class shares or provide services in respect of a Class, pursuant to service agreements with the Series.


  The 12b-1 Plan expenses relating to each of the Class B Shares and the Class C Shares are also used to pay the Distributor for advancing the commission costs to dealers with respect to the initial sale of such shares.


  The aggregate fees paid by the Series from the assets of the respective Classes to the Distributor and others under the Plans may not exceed .30% of the Class A Shares' average daily net assets in any year, and 1% (.25% of which are fees to be paid by the Series to the Distributor, dealers and others, for providing personal service and/or maintaining shareholder accounts) of each of the Class B Shares' and the Class C Shares' average daily net assets in any year. The Class A, Class B and Class C Shares will not incur any distri-bution expenses beyond these limits, which may not be increased without shareholder approval. The Distrib-utor may, however, incur additional expenses and make additional payments to dealers from its own resources to promote the distribution of shares of the Classes.

  The Fund's Plans do not apply to the DelCap Fund Institutional Class of shares. Those shares are not included in calculating the Plans' fees, and the Plans are not used to assist in the distribution and marketing of Delcap Fund Institutional Class shares.

  While payments pursuant to the Plans may not exceed .30% annually with respect to the Class A Shares, and 1% annually with respect to each of the Class B Shares and the Class C Shares, the Plans do not limit fees to amounts actually expended by the Distributor. It is therefore possible that the Distributor may realize a profit in any particular year. However, the Distributor currently expects that its distribution expenses will likely equal or exceed payments to it under the Plans. The monthly fees paid to the Distributor are subject to the review and approval of the Fund's unaffiliated directors who may reduce the fees or terminate the Plans at any time.


  The Transfer Agent, Delaware Service Company, Inc., serves as the shareholder servicing, dividend disbursing and transfer agent for the Series under an Agreement dated June 29,1988. The directors annually review service fees paid to the Transfer Agent.

  The Distributor and the Transfer Agent are also indirect, wholly-owned subsidiaries of DMH.

EXPENSES

  The Series is responsible for all of its own expenses other than those borne by the Manager under the Investment Management Agreement and those borne by the Distributor under the Distribution Agreement. The ratio of expenses to average daily net assets for the fiscal year ended September 30, 1995 was 1.37% for the Class A Shares and 2.07% for the Class B Shares. The Fund anticipates that the expense ratio for Class C Shares will be identical to the expense ratio for Class B Shares. The expense ratio of each Class reflects the impact of its 12b-1 Plan.


SHARES

  The Fund is an open-end management investment company, commonly known as a mutual fund, and the Series' portfolio of assets is diversified as defined by the 1940 Act. The Concept I Series is the first and, at this time, only series of the Fund. The Fund was organized as a Maryland corporation in September 1985.


- 31

  Series shares have a par value of $.01, equal voting rights, except as noted below, and are equal in all other respects. All Fund shares have noncumulative voting rights which means that the holders of more than 50% of the Fund's shares voting for the election of directors can elect 100% of the directors if they choose to do so. Under Maryland law, the Fund is not required, and does not intend, to hold annual meetings of shareholders unless, under certain circumstances, it is required to do so under the 1940 Act. Shareholders of 10% or more of the Fund's shares may request that a special meeting be called to consider the removal of a director.


  In addition to Class A Shares, Class B Shares and Class C Shares, the Series also offers the DelCap Fund Institutional Class shares. Shares of each class represent proportionate interests in the assets of the Series and have the same voting and other rights and preferences as the other classes of the Series, except that shares of the DelCap Fund Institutional Class are not subject to, and may not vote on matters affecting, the Distribution Plans under Rule 12b-1 relating to the Class A, Class B and Class C Shares. Similarly, as a general matter, shareholders of Class A Shares, Class B Shares and Class C Shares may vote only on matters affecting the 12b-1 Plan that relates to the class of shares that they hold. However, the Class B Shares may vote on any proposal to increase materially the fees to be paid by the Series under the Rule 12b-1 Plan relating to the Class A Shares.

  Prior to September 6, 1994, the DelCap Fund A Class was known as the DelCap Fund class and the DelCap Fund Institutional Class was known as the DelCap Fund (Institutional) class.

- 32

APPENDIX A


ILLUSTRATIONS OF THE POTENTIAL IMPACT ON INVESTMENT BASED ON PURCHASE OPTION



$10,000 PURCHASE


                   SCENARIO 1                          SCENARIO 2                          SCENARIO 3
                  NO REDEMPTION                      REDEEM 1ST YEAR                     REDEEM 3RD YEAR
         -------------------------------     -------------------------------     -------------------------------
YEAR     CLASS A     CLASS B     CLASS C     CLASS A     CLASS B     CLASS C     CLASS A     CLASS B     CLASS C
----     -------     -------     -------     -------     -------     -------     -------     -------     -------
  0        9,525      10,000      10,000       9,525      10,000      10,000       9,525      10,000      10,000
  1       10,478      10,930      10,930      10,478      10,530      10,830+     10,478      10,930      10,930
  2       11,525      11,946      11,946                                          11,525      11,946      11,946
  3       12,678      13,058      13,058                                          12,678      12,758      13,058+
  4       13,946      14,272      14,272
  5       15,340      15,599      15,599
  6       16,874      17,050      17,050
  7       18,562      18,636      18,636
  8       20,418+     20,369      20,369
  9       22,459      22,405*     22,263
 10       24,705      24,646*     24,333

                  SCENARIO 4
               REDEEM 5TH YEAR
        ----------------------------------
YEAR    CLASS A        CLASS B     CLASS C
----    -------        -------     -------
  0       9,525        10,000      10,000
  1      10,478        10,930      10,930
  2      11,525        11,946      11,946
  3      12,678        13,058      13,058
  4      13,946        14,272      14,272
  5      15,340        15,399      15,599+
  6
  7
  8
  9
 10



------------------



*This assumes that Class B Shares were converted to Class A Shares at the end of the eighth year.



$250,000 PURCHASE


                   SCENARIO 1                          SCENARIO 2                          SCENARIO 3
3                 NO REDEMPTION                      REDEEM 1ST YEAR                     REDEEM 3RD YEAR
         -------------------------------     -------------------------------     -------------------------------
YEAR     CLASS A     CLASS B     CLASS C     CLASS A     CLASS B     CLASS C     CLASS A     CLASS B     CLASS C
----     -------     -------     -------     -------     -------     -------     -------     -------     -------
  0      243,750     250,000     250,000     243,750     250,000     250,000     243,750     250,000     250,000
  1      268,125     273,250     273,250     268,125     263,250     270,750+    268,125     273,250     273,250
  2      294,938     298,662     298,662                                         294,938     298,662     298,662
  3      324,431     326,438     326,438                                         324,431     318,938     326,438+
  4      356,874+    356,797     356,797
  5      392,562     389,979     389,979
  6      431,818     426,247     426,247
  7      475,000     465,888     465,888
  8      522,500     509,215     509,215
  9      574,750     560,137*    556,572
 10      632,225     616,150*    608,333

                  SCENARIO 4
               REDEEM 5TH YEAR
         -------------------------------
YEAR     CLASS A     CLASS B     CLASS C
----     -------     -------     -------
  0      243,750     250,000     250,000
  1      268,125     273,250     273,250
  2      294,938     298,662     298,662
  3      324,431     326,438     326,438
  4      356,874+    356,797     356,797
  5      392,562     384,979     389,979
  6
  7
  8
  9
 10



------------------



*This assumes that Class B Shares were converted to Class A Shares at the end of the eighth year.


Assumes a hypothetical return for Class A of 10% per year, a hypothetical return for Class B of 9.3% for years 1-8 and 10% for years 9-10, and a hypothetical return for Class C of 9.3% per year. Hypothetical returns vary due to the different expense structures for each Class and do not represent actual performance.


Class A purchase subject to appropriate sales charge breakpoint (4.75% @ $10,000; 3.75% @ $100,000; 2.50% @ $250,000).

Class B purchase assessed appropriate CDSC upon redemption (4%-4%-3%-3%-2%-1% in years 1-2-3-4-5-6).
Class C purchase assessed 1% CDSC upon redemption in year 1.

Figures marked "+" identify which class offers the greater return potential based on investment amount and holding period.


- 33

                     [THIS PAGE INTENTIONALLY LEFT BLANK.]

                                 =============
                                 DELCAP FUND

                                 INSTITUTIONAL
                                 =============


                                 PROSPECTUS
                                 NOVEMBER 29, 1995


For more information, contact Delaware Group at 800-828-5052.

INVESTMENT MANAGER
Delaware Management Company, Inc.
One Commerce Square
Philadelphia, PA 19103

NATIONAL DISTRIBUTOR

Delaware Distributors, L.P.

1818 Market Street
Philadelphia, PA 19103

SHAREHOLDER SERVICING,
DIVIDEND DISBURSING
AND TRANSFER AGENT
Delaware Service Company, Inc.
1818 Market Street
Philadelphia, PA 19103

LEGAL COUNSEL
Stradley, Ronon, Stevens & Young
One Commerce Square
Philadelphia, PA 19103

INDEPENDENT AUDITORS
Ernst & Young LLP
Two Commerce Square
Philadelphia, PA 19103

CUSTODIAN
Chemical Bank
450 West 33rd Street
New York, NY 10001



                                 DELAWARE
                                 GROUP
                                 ============

DELCAP FUND                                                           PROSPECTUS
                                                               NOVEMBER 29, 1995
INSTITUTIONAL


--------------------------------------------------------------------------------

                   1818 MARKET STREET, PHILADELPHIA, PA 19103


FOR MORE INFORMATION ABOUT THE DELCAP FUND INSTITUTIONAL CLASS CALL THE DELAWARE
                             GROUP AT 800-828-5052.


  Delaware Group DelCap Fund, Inc. (the "Fund") is a professionally-managed mutual fund of the series type. This Prospectus describes the DelCap Fund Institutional Class (the "Class") of the Fund's Concept I Series (the "Series"). The Series intends to achieve its objective of long-term capital appreciation by investing its assets in a diversified portfolio of securities offering significant growth opportunity.

  Shares of this Class are available for purchase only by certain enumerated investors and are offered at net asset value without the imposition of a front-end or contingent deferred sales charge and without a 12b-1 charge. See Buying Shares.


  This Prospectus relates only to the Class and sets forth information that you should read and consider before you invest. Please retain it for future reference. Part B of the Fund's registration statement, dated November 29, 1995, as it may be amended from time to time, contains additional information about the Fund and has been filed with the Securities and Exchange Commission. Part B is incorporated by reference into this Prospectus and is available, without charge, by writing to Delaware Distributors, L.P. at the above address or by calling the above number. The Fund's financial statements appear in its Annual Report, which will accompany any response to requests for Part B.


  The Series also offers DelCap Fund A Class, DelCap Fund B Class and DelCap Fund C Class. Shares of the DelCap Fund A Class carry a front-end sales charge and are subject to ongoing distribution expenses. Shares of these classes are subject to sales charges and other expenses, which may affect performance. A prospectus for these classes can be obtained by writing to Delaware Distributors, L.P. at the above address or by calling 800-523-4640 (in Philadelphia, 215-988-1333).



   TABLE OF CONTENTS
   COVER PAGE................................    1
   SYNOPSIS..................................    2
   SUMMARY OF EXPENSES.......................    3
   FINANCIAL HIGHLIGHTS......................    4
   INVESTMENT OBJECTIVE AND POLICY...........    5
     INVESTMENT STRATEGY.....................    5
     SUITABILITY.............................    7
   BUYING SHARES.............................    7
   REDEMPTION AND EXCHANGE...................    9
   DIVIDENDS AND DISTRIBUTIONS...............   11
   TAXES.....................................   12
   CALCULATION OF NET ASSET VALUE PER
     SHARE...................................   13
   MANAGEMENT OF THE FUND....................   13


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------

BE SURE TO CONSULT YOUR FINANCIAL ADVISER WHEN MAKING INVESTMENTS. MUTUAL FUNDS CAN BE A VALUABLE PART OF YOUR FINANCIAL PLAN; HOWEVER, SHARES OF THE FUND ARE NOT FDIC OR NCUSIF INSURED, ARE NOT GUARANTEED BY ANY BANK OR ANY CREDIT UNION, ARE NOT OBLIGATIONS OF ANY BANK OR ANY CREDIT UNION, AND INVOLVE INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. SHARES OF THE FUND ARE NOT
BANK OR CREDIT UNION DEPOSITS.

--------------------------------------------------------------------------------

- 1

SYNOPSIS
CAPITALIZATION

  The Series offers the DelCap Fund Institutional Class, the DelCap Fund A Class, the DelCap Fund B Class and the DelCap Fund C Class. The Fund has a present authorized capitalization of five hundred million shares of capital stock with a $.01 par value per share. Fifty million shares of that stock have been allocated to the DelCap Fund Institutional Class, one hundred fifty million shares to the DelCap A Fund Class, one hundred million shares to the DelCap Fund B Class and fifty million shares to the DelCap Fund C Class. See Shares under Management of the Fund.


INVESTMENT MANAGER, DISTRIBUTOR AND SERVICE AGENT

  Delaware Management Company, Inc. (the "Manager") is the investment manager for the Fund. The Manager or its affiliate, Delaware International Advisers Ltd., also manages the other funds in the Delaware Group. Delaware Distributors, L.P. (the "Distributor") is the national distributor for the Fund and for all of the other mutual funds in the Delaware Group. Delaware Service Company, Inc. (the "Transfer Agent") is the shareholder servicing, dividend disbursing and transfer agent for the Fund and for all of the other mutual funds in the Delaware Group. See Management of the Fund.


PURCHASE PRICE

  Shares of the Class offered by this Prospectus are available at net asset value, without a front-end or contingent deferred sales charge, and are not subject to distribution fees under a Rule 12b-1 distribution plan. See Buying Shares.


INVESTMENT OBJECTIVE

  The objective of the Series is to seek long-term capital growth by investing in common stocks and securities convertible into common stocks of companies that have a demonstrated history of growth and have the potential to support continued growth. For further details, see Investment Objective and Policy.



RISK FACTORS AND SPECIAL CONSIDERATIONS

  The Series may enter into options for hedging purposes to counterbalance portfolio volatility. While the Series does not engage in options for speculative purposes, there are risks which result from use of these instruments by the Series, and the investor should review the descriptions of such in this Prospectus. See Investment Strategy under Investment Objective and Policy.

OPEN-END INVESTMENT COMPANY

  The Fund, which was organized as a Maryland corporation in 1985, is an open-end management investment company and the Series' portfolio of assets is diversified as defined by the Investment Company Act of 1940 (the "1940 Act"). See Shares under Management of the Fund.


INVESTMENT MANAGEMENT FEES
  The Manager furnishes investment management services to the Fund, subject to the supervision and direction of the Board of Directors. Under the Investment Management Agreement, the annual compensation paid to the Manager is equal to 3/4 of 1% of the average daily net assets, less a proportionate share of all directors' fees paid to the unaffiliated directors by the Series. See Management of the Fund.

REDEMPTION AND EXCHANGE

  Shares of the Class are redeemed or exchanged at the net asset value calculated after receipt of the redemption or exchange request. See Redemption and Exchange.


- 2

 SUMMARY OF EXPENSES

            SHAREHOLDER TRANSACTION EXPENSES
---------------------------------------------------------
Maximum Sales Charge Imposed on Purchases
  (as a percentage of offering price)............... None
Maximum Sales Charge Imposed on Reinvested Dividends
  (as a percentage of offering price)............... None
Redemption Fees..................................... None*
Exchange Fees....................................... None**


                ANNUAL OPERATING EXPENSES
      (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------
Management Fees.................................... 0.75%
12b-1 Fees.........................................  None
Other Operating Expenses........................... 0.32%
                                                    -----
   Total Operating Expenses........................ 1.07%
                                                    =====


  The purpose of this table is to assist the investor in understanding the various costs and expenses that an investor in the Class will bear directly or indirectly.
 *CoreStates Bank, N.A. currently charges $7.50 per redemption for redemptions payable by wire.

**Exchanges are subject to the requirements of each fund and a front-end sales charge may apply. See DelCap Fund A Class, DelCap Fund B Class and DelCap Fund C Class for expense information about those classes.


  The following example illustrates the expenses that an investor would pay on a $1,000 investment over various time periods, assuming (1) a 5% annual rate of return and (2) redemption at the end of each time period. As noted in the table above, the Fund charges no redemption fees.



1 YEAR                3 YEARS                5 YEARS                10 YEARS
------                -------                -------                --------
 $11                   $34                    $59                    $131


THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

- 3

FINANCIAL HIGHLIGHTS


The following financial highlights are derived from the financial statements of Delaware Group DelCap Fund, Inc.-- Concept I Series and have been audited by Ernst & Young LLP, independent auditors. The data should be read in conjunction with the financial statements, related notes, and the report of Ernst & Young LLP covering such financial information and highlights, all of which are incorporated by reference into Part B. Further information about the Fund's performance is contained in its Annual Report to shareholders. A copy of the Series' Annual Report (including the report of Ernst & Young LLP) may be obtained from the Fund upon request at no charge.

--------------------------------------------------------------------------------

                                                             PERIOD
                                                           11/9/92(3)
                                           YEAR ENDED       THROUGH                           YEAR ENDED
                                       9/30/95    9/30/94   9/30/93    9/30/93(1)  9/30/92(1)   9/30/91(1)  9/30/90(1)   9/30/89(1)
Net Asset Value, Beginning of
 Period..............................   $25.710   $26.140    $22.000     $20.730     $21.470     $15.810     $19.060     $13.920
INCOME (LOSS) FROM INVESTMENT
 OPERATIONS
Net Investment Income (Loss).........    (0.091)   (0.080)    (0.027)     (0.125)     (0.059)      0.064       0.419       0.201
Net Gains (Losses) on Securities
 (both realized and unrealized)......     5.341     0.470      4.167       5.475      (0.651)      6.496      (3.219)      5.059
                                        -------   -------    -------     -------     -------     -------     -------     -------
 Total From Investment Operations....     5.250     0.390      4.140       5.350      (0.710)      6.560      (2.800)      5.260
                                        -------   -------    -------     -------     -------     -------     -------     -------
LESS DISTRIBUTIONS
Dividends from Net Investment
 Income..............................      none      none       none        none      (0.030)     (0.410)     (0.160)     (0.120)
Distributions from Capital Gains.....    (1.830)   (0.820)      none        none        none      (0.490)     (0.290)       none
Returns of Capital...................      none      none       none        none        none        none        none        none
                                        -------   -------    -------     -------     -------     -------     -------     -------
 Total Distributions.................    (1.830)   (0.820)      none        none      (0.030)     (0.900)     (0.450)     (0.120)
                                        -------   -------    -------     -------     -------     -------     -------     -------
Net Asset Value, End of Period.......   $29.130   $25.710    $26.140     $26.080     $20.730     $21.470     $15.810     $19.060
                                        =======   =======    =======     =======     =======     =======     =======     =======
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN.........................    22.45%     1.48%     21.31%      25.81%(5)   (3.32%)(5)  43.25%(5)  (14.99%)(5)  38.15%(5)
-----------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period
 (000's omitted).....................  $129,378  $110,126    $85,588  $1,057,358    $993,125    $512,356    $155,392    $138,589
Ratio of Expenses to Average Net
 Assets..............................     1.07%     1.05%      1.02%       1.30%       1.39%       1.43%       1.41%       1.44%
Ratio of Net Investment Income (Loss)
 to Average Net Assets...............    (0.37%)   (0.38%)    (0.15%)     (0.43%)     (0.26%)      0.63%       2.61%       1.28%
Portfolio Turnover Rate..............       51%       34%        51%         51%         24%         33%         45%         42%

                                                                 PERIOD
                                                               3/27/86(1/2)
                                            YEAR ENDED          THROUGH
                                      9/30/88(1)    9/30/87(1)   9/30/86
Net Asset Value, Beginning of
 Period..............................  $14.930     $16.540       $9.530
INCOME (LOSS) FROM INVESTMENT
 OPERATIONS
Net Investment Income (Loss).........    0.042       0.449       (0.013)
Net Gains (Losses) on Securities
 (both realized and unrealized)......   (0.357)      5.361        7.023
                                       -------     -------      -------
 Total From Investment Operations....   (0.315)      5.810        7.010
                                       -------     -------      -------
LESS DISTRIBUTIONS
Dividends from Net Investment
 Income..............................   (0.430)       none         none
Distributions from Capital Gains.....   (0.265)     (7.420)        none
Returns of Capital...................     none        none         none
                                       -------     -------      -------
 Total Distributions.................   (0.695)     (7.420)        none
                                       -------     -------      -------
Net Asset Value, End of Period.......  $13.920     $14.930      $16.540
                                       =======     =======      =======
-----------------------------------------------------------------------
TOTAL RETURN.........................   (2.26%)(5)  63.07%(4/5) 191.66%(4/5)
-----------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period
 (000's omitted)..................... $114,122    $131,916      $ 4,347
Ratio of Expenses to Average Net
 Assets..............................    1.55%       1.39%(6)     0.74%(6)
Ratio of Net Investment Income (Loss)
 to Average Net Assets...............    0.31%       7.11%(7)    (0.08%)(7)
Portfolio Turnover Rate..............      77%        127%         293%

------------------
(1)Data are derived from data of the DelCap Fund A Class and reflect the impact of Rule 12b-1 distribution expenses paid by the DelCap Fund A Class. DelCap Fund Institutional Class shares are not subject to Rule 12b-1 distribution expenses and per share data for periods beginning on and after November 9, 1992 will not reflect the deduction of such expenses.
(2)Date of initial public offering of the DelCap Fund A Class; ratios and total return have been annualized.
(3)Date of initial public offering of the DelCap Fund Institutional Class; ratios and total return for this period have been annualized.
(4)Total return for 1987 and 1986 reflects the expense limitation referenced in Notes 6 and 7.
(5)Total return data is derived from performance of the DelCap Fund A Class, but does not reflect the maximum sales charge that is or was in effect nor the 1% limited contingent deferred sales charge that would apply in the event of certain redemptions within 12 months of purchase.
(6)Ratio of expenses to average net assets prior to expense limitation was 1.73% for 1987 and 1.21% for 1986.
(7)Ratio of net investment income (loss) to average net assets prior to expense limitation was 6.77% for 1987 and (0.55%) for 1986.

- 4

INVESTMENT OBJECTIVE AND POLICY

  The objective of the Series is long-term capital growth. The strategy will be to invest primarily in common stocks that, in the judgment of the Manager, are of superior quality and those securities convertible into such common stocks.
  Securities purchased will be of companies whose earnings the Manager believes will grow more rapidly than the average of those listed in the Standard & Poor's ("S&P") 500 Stock Index. The Manager's emphasis will be on the securities of companies that, in its judgment, have the characteristics that will enable them to grow faster than the economy as measured by the Index.
  This judgment will be based on the financial strength of the company, the expertise of its management, the growth potential of the company within its industry and the growth potential of the industry itself.
  The Manager will focus primarily on those securities of companies it believes have established themselves within their industry while maintaining growth potential. If the Manager believes that market conditions warrant, the Series may employ certain option strategies involving the activities and instruments described below. Also, on a temporary, defensive basis, the Manager may invest in fixed income obligations.
  Although the Series will constantly strive to attain the objective of long-term capital growth, there can be no assurance that it will be attained. The objective of the Series may not be changed without shareholder approval.

INVESTMENT STRATEGY
  The Series will attempt to achieve its objective by exceeding the return of common stocks as measured by the S&P 500 Stock Index. While management believes its objective may best be attained by investing in common stocks, the Series may also invest in other securities including, but not limited to, convertible securities, warrants, preferred stocks, bonds and foreign securities. The strategies employed are dependent upon the judgment of the Manager.
  In investing for capital appreciation, the Series may hold securities for any period of time.

  Should the market warrant a temporary, defensive approach, the Series may also invest in fixed income obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities as well as corporate bonds of investment quality rated Baa or above by Moody's Investors Service, Inc. or BBB or above by S&P. (Appendix A in Part B describes these ratings.)

  The Series may write covered call options on individual issues as well as write call options on stock indices. The Series may also purchase put options on individual issues and on stock indices. The Manager will employ these techniques in an attempt to protect appreciation attained, to offset capital losses and to take advantage of the liquidity available in the option markets. The ability to hedge effectively using options on stock indices will depend, in part, on the correlation between the composition of the index and the Series' portfolio as well as the price movement of individual securities. The Manager may also write covered call options to achieve income to offset the cost of purchasing put options.
  While there is no limit on the amount of the Series' assets which may be invested in covered call options, the Series will not invest more than 2% of its net assets in put options. The Series will only use Exchange-traded options.

CALL OPTIONS

  WRITING COVERED CALL OPTIONS
  A covered call option obligates the Series to sell one of its securities for an agreed price up to an agreed date. The advantage is that the Series receives premium income, which may offset any decline in market value of the security. However, if the Manager's forecast is wrong, the Series may not fully participate in the market appreciation if the security's price rises.

  WRITING A CALL OPTION ON STOCK INDICES
  Writing a call option on stock indices is similar to the writing of a call option on an individual stock. Stock indices used will include, but not be limited to, the S&P 100 and the S&P Over-The-Counter ("OTC") 250.

PUT OPTIONS

  PURCHASING A PUT OPTION
  A put option gives the Series the right to sell one of its securities for an agreed price up to an agreed date. The advantage is that the Series can be protected should the market value of the security decline. However, the Series must pay a premium for this right whether or not the put option is exercised.

- 5

  PURCHASING A PUT OPTION ON STOCK INDICES
  Purchasing a protective put option on stock indices is similar to the purchase of protective puts on an individual stock. Indices used will include, but not be limited to, the S&P 100 and the S&P OTC 250.

CLOSING TRANSACTIONS
  Closing transactions essentially let the Series offset a put option or covered call option prior to its exercise or expiration. If the Series cannot effect a closing transaction, it may have to hold a security it would otherwise sell or deliver a security it might want to hold.

FOREIGN SECURITIES
  The Series may invest up to 25% of its assets in foreign securities. Foreign markets may be more volatile than U.S. markets. Such investments involve sovereign risk in addition to the normal risks associated with American securities. These risks include political risks, foreign taxes and exchange controls and currency fluctuations. For example, foreign portfolio investments may fluctuate in value due to changes in currency rates (i.e., the value of foreign investments would increase with a fall in the value of the dollar, and decrease with a rise in the value of the dollar) and control regulations apart from market fluctuations. The Series may also experience delays in foreign securities settlement.
  The Fund's Custodian for its foreign securities is Morgan Guaranty Trust Company of New York, located at 60 Wall Street, New York, New York 10260.

AMERICAN DEPOSITORY RECEIPTS
  The Series may make foreign investments through the purchase and sale of sponsored or unsponsored American Depository Receipts ("ADRs"). ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. "Sponsored" ADRs are issued jointly by the issuer of the underlying security and a depository, whereas "unsponsored" ADRs are issued without participation of the issuer of the deposited security. Holders of unsponsored ADRs generally bear all the costs of such facilities and the depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities. Therefore, there may not be a correlation between information concerning the issuer of the security and the market value of an unsponsored ADR.


RULE 144A SECURITIES


  The Series may invest in restricted securities, including securities eligible for resale without registration pursuant to Rule 144A ("Rule 144A Securities") under the Securities Act of 1933. Rule 144A permits many privately placed and legally restricted securities to be freely traded among certain institutional buyers such as the Series. The Series may invest no more than 10% of the value of its net assets in illiquid securities.


  While maintaining oversight, the Board of Directors has delegated to the Manager the day-to-day function of determining whether or not individual Rule 144A Securities are liquid for purposes of the Series' 10% limitation on investments in illiquid assets. The Board has instructed the Manager to consider the following factors in determining the liquidity of a Rule 144A Security: (i) the frequency of trades and trading volume for the security; (ii) whether at least three dealers are willing to purchase or sell the security and the number of potential purchasers; (iii) whether at least two dealers are making a market in the security; (iv) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer).


  If the Manager determines that a Rule 144A Security which was previously determined to be liquid is no longer liquid and, as a result, the Series' holdings of illiquid securities exceed the Series' 10% limit on investments in such securities, the Manager will determine what action to take to ensure that the Series continues to adhere to such limitation.


REPURCHASE AGREEMENTS
  The Series may also use repurchase agreements that are at least 100% collateralized by securities in which the Series can invest directly. Repurchase agreements help the Series to invest cash on a temporary basis. The Series may invest cash balances in joint repurchase agreements with other Delaware Group funds. Under a repurchase agreement, the Series acquires ownership and possession of a security, and the seller agrees to buy the security back at a specified time and higher price. If the seller is unable to repurchase the security, the Series could experience delays in liquidating the securities. To minimize this possibility, the Series considers the creditworthiness of banks and dealers when entering into repurchase agreements.

                                      * * *

- 6

  The Series is permitted under certain circumstances to borrow money. Investment securities will not be purchased while the Series has an outstanding borrowing.

PORTFOLIO LOAN TRANSACTIONS

  The Series may loan up to 25% of its assets to qualified broker/dealers or institutional investors.

  The major risk to which the Series would be exposed on a loan transaction is the risk that the borrower would go bankrupt at a time when the value of the security goes up. Therefore, the Series will only enter into loan arrangements after a review of all pertinent facts by the Manager, subject to overall supervision by the Board of Directors, including the creditworthiness of the borrowing broker, dealer or institution and then only if the consideration to be received from such loans would justify the risk. Creditworthiness will be monitored on an ongoing basis by the Manager.
  Part B sets forth other more specific investment restrictions.

SUITABILITY

  The Series may be suitable for the patient investor interested in long-term capital appreciation. Investors should be willing to accept the risks associated with investments in domestic and international securities. Ownership of Series shares reduces the bookkeeping and administrative inconvenience connected with direct purchases of these securities.

  Net asset value may fluctuate at times in response to market conditions and, as a result, the Series is not appropriate for a short-term investor.

  This Series is designed primarily for long-term capital appreciation. Providing current income is not an objective of the Series. Any income produced is expected to be minimal. Investors should not consider a purchase of Series shares as equivalent to a complete investment program. The Delaware Group includes a family of funds generally available through registered investment dealers which may be used in concert to create a more complete investment program.


BUYING SHARES


  The Distributor serves as the national distributor for the Fund. Shares of the Class may be purchased directly by contacting the Fund or its agent or through authorized investment dealers. All purchases of shares of the Class are at net asset value. There is no front-end or contingent deferred sales charge.

  INVESTMENT INSTRUCTIONS GIVEN ON BEHALF OF PARTICIPANTS IN AN
EMPLOYER-SPONSORED RETIREMENT PLAN ARE MADE IN ACCORDANCE WITH DIRECTIONS PROVIDED BY THE EMPLOYER. EMPLOYEES CONSIDERING PURCHASING SHARES OF THE CLASS AS PART OF THEIR RETIREMENT PROGRAM SHOULD CONTACT THEIR EMPLOYER FOR DETAILS.

  Shares of the Class are available for purchase only by: (a) retirement plans introduced by persons not associated with brokers or dealers that are primarily engaged in the retail securities business and rollover individual retirement accounts from such plans; (b) tax-exempt employee benefit plans of the Manager or its affiliates and securities dealer firms with a selling agreement with the Distributor; (c) institutional advisory accounts of the Manager or its affiliates and those having client relationships with Delaware Investment Advisers, a division of the Manager, or its affiliates and their corporate sponsors, as well as subsidiaries and related employee benefit plans and rollover individual retirement accounts from such institutional advisory accounts; (d) banks, trust companies and similar financial institutions investing for their own account or for the account of their trust customers for whom such financial institution is exercising investment discretion in purchasing shares of the Class; and (e) registered investment advisers investing on behalf of clients that consist solely of institutions and high net-worth individuals having at least $1,000,000 entrusted to the adviser for investment purposes, but only if the adviser is not affiliated or associated with a broker or dealer and derives compensation for its services exclusively from its clients for such advisory services.


- 7

DELCAP FUND A CLASS, DELCAP FUND B CLASS AND DELCAP FUND C CLASS


  In addition to offering the DelCap Fund Institutional Class, the Series also offers the DelCap Fund A Class, the DelCap Fund B Class and the DelCap Fund C Class, which are described in a separate prospectus relating only to those classes. Shares of DelCap Fund A Class, DelCap Fund B Class and DelCap Fund C Class may be purchased through authorized investment dealers or directly by contacting the Fund or its agent. The DelCap Fund A Class carries a front-end sales charge and has annual 12b-1 expenses equal to a maximum of .30%. The maximum front-end sales charge as a percentage of the offering price is 4.75% (which, based on the net asset value per share of such shares as of the end of the Fund's most recent fiscal year, is equivalent to 4.99% as a percentage of the amount invested) and is reduced on certain transactions of $100,000 or more. The DelCap Fund B Class and the DelCap Fund C Class have no front-end sales charge but are subject to annual 12b-1 expenses equal to a maximum of 1%. Shares of the DelCap Fund B Class and the DelCap Fund C Class and certain shares of the DelCap Fund A Class may be subject to a contingent deferred sales charge upon redemption. To obtain a prospectus relating to the DelCap Fund A Class, the DelCap Fund B Class and the DelCap Fund C Class, contact the Distributor by writing to the address on the cover of this Prospectus or by calling 800-523-4640 (in Philadelphia, 215-988-1333).


HOW TO BUY SHARES

  The Fund makes it easy to invest by mail, by wire, by exchange and by arrangement with your investment dealer. In all instances, investors must qualify to purchase shares of the Class.


INVESTING DIRECTLY BY MAIL

1. Initial Purchases--An Investment Application or, in the case of a retirement account, an appropriate retirement plan application, must be completed, signed and sent with a check, payable to DelCap Fund Institutional Class, at 1818 Market Street, Philadelphia, PA 19103.


2. Subsequent Purchases--Additional purchases may be made at any time by mailing a check payable to DelCap Fund Institutional Class. Your check should be identified with your name(s) and account number.

INVESTING DIRECTLY BY WIRE
  You may purchase shares by requesting your bank to transmit funds by wire to CoreStates Bank, N.A., ABA #031000011, account number 0114-2596 (include your name(s) and your account number for the class in which you are investing).

1. Initial Purchases--Before you invest, telephone the Fund's Client Services Department at 800-828-5052 to get an account number. If you do not call first, it may delay processing your investment. In addition, you must promptly send your Investment Application or, in the case of a retirement account, an appropriate retirement plan application, to DelCap Fund Institutional Class, to 1818 Market Street, Philadelphia, PA 19103.


2. Subsequent Purchases--You may make additional investments anytime by wiring funds to CoreStates Bank, N.A., as described above. You must advise your Client Services Representative by telephone at 800-828-5052 prior to sending your wire.

INVESTING BY EXCHANGE

  If you have an investment in another mutual fund in the Delaware Group and you qualify to purchase shares of the Class, you may write and authorize an exchange of part or all of your investment into the Class. However, shares of the DelCap Fund B Class and the DelCap Fund C Class and the Class B Shares and the Class C Shares of the other funds in the Delaware Group offering such a class of shares may not be exchanged into the Class. If you wish to open an account by exchange, call your Client Services Representative at 800-828-5052 for more information.


INVESTING THROUGH YOUR INVESTMENT DEALER

  You can make a purchase of Class shares through most investment dealers who, as part of the service they provide, must promptly transmit orders to the Fund. They may charge for this service.


PURCHASE PRICE AND EFFECTIVE DATE

  The purchase price (net asset value) is determined as of the close of regular trading on the New York Stock Exchange (ordinarily, 4 p.m., Eastern time) on days when the Exchange is open.


  The effective date of a purchase made through an investment dealer is the date the order is received by the Fund. The effective date of a direct purchase is the day your wire, electronic transfer or check is received, unless it is received after the time the share price is determined, as noted above. Purchase orders received after such time will be effective the next business day.


- 8

THE CONDITIONS OF YOUR PURCHASE

  The Fund reserves the right to reject any purchase order. If a purchase is canceled because your check is returned unpaid, you are responsible for any loss incurred. The Fund can redeem shares from your account(s) to reimburse itself for any loss, and you may be restricted from making future purchases in any of the funds in the Delaware Group. The Fund reserves the right to reject purchase orders paid by third-party checks or checks that are not drawn on a domestic branch of a United States financial institution. If a check drawn on a foreign financial institution is accepted, you may be subject to additional bank charges for clearance and currency conversion.


  The Fund also reserves the right, upon 60 days' written notice, to redeem accounts that remain under $250 as a result of redemptions.


REDEMPTION AND EXCHANGE

  REDEMPTION AND EXCHANGE REQUESTS MADE ON BEHALF OF PARTICIPANTS IN AN EMPLOYER-SPONSORED RETIREMENT PLAN ARE MADE IN ACCORDANCE WITH DIRECTIONS PROVIDED BY THE EMPLOYER. EMPLOYEES SHOULD THEREFORE CONTACT THEIR EMPLOYER FOR DETAILS.

  Your shares will be redeemed or exchanged at a price based on the net asset value next determined after we receive your request in good order. Redemption and exchange requests received in good order after the time the net asset value of shares is determined, as noted above, will be processed on the next business day. See Purchase Price and Effective Date under Buying Shares. Except as otherwise noted below, for a redemption request to be in "good order," you must provide your account number, account registration, and the total number of shares or dollar amount of the transaction. For exchange requests, you must also provide the name of the fund you want to receive the proceeds. Exchange instructions and redemption requests must be signed by the record owner(s) exactly as the shares are registered. You may also request a redemption or an exchange by calling the Fund at 800-828-5052.


  The Fund will honor written redemption requests of shareholders who recently purchased shares by check, but will not mail the proceeds until it is reasonably satisfied that the purchase check has cleared, which may take up to 15 days from the purchase date. The Fund will not honor telephone redemptions for shares recently purchased by check unless it is reasonably satisfied that the purchase check has cleared. You can avoid this potential delay if you purchase shares by wiring Federal Funds. The Fund reserves the right to reject a written or telephone redemption request or delay payment of redemption proceeds if there has been a recent change to the shareholder's address of record.


- 9

  Shares of the Class may be exchanged into any other Delaware Group mutual fund, provided: (1) the investment satisfies the eligibility and other requirements set forth in the prospectus of the fund being acquired, including the payment of any applicable front-end sales charge; and (2) the shares of the fund being acquired are in a state where that fund is registered. If exchanges are made into other shares that are eligible for purchase only by those permitted to purchase shares of the Class, such exchange will be exchanged at net asset value. Shares of the Class may not be exchanged into the Class B Shares or the Class C Shares of any of the funds in the Delaware Group. The Fund may suspend, terminate, or amend the terms of the exchange privilege upon 60 days' written notice to shareholders.


  Various redemption and exchange methods are outlined below. No fee is charged by the Fund or the Distributor for redeeming or exchanging your shares. You may also have your investment dealer arrange to have your shares redeemed or exchanged. Your investment dealer may charge for this service.


  All authorizations given by shareholders, including selection of any of the features described below, shall continue in effect until such time as a written revocation or modification has been received by the Fund or its agent.

  All exchanges involve a purchase of shares of the fund into which the exchange is made. As with any purchase, an investor should obtain and carefully read that fund's prospectus before buying shares in an exchange. The prospectus contains more complete information about the fund, including charges and expenses.

WRITTEN REDEMPTION AND EXCHANGE

  You can write to the Fund at 1818 Market Street, Philadelphia, PA 19103 to redeem some or all of your shares or to request an exchange of any or all your shares into another mutual fund in the Delaware Group, subject to the same conditions and limitations as other exchanges noted above. The request must be signed by all owners of the account or your investment dealer of record.

  For redemptions of more than $50,000, or when the proceeds are not sent to the shareholder(s) at the address of record, the Fund requires a signature by all owners of the account and may require a signature guarantee. Each signature guarantee must be supplied by an eligible guarantor institution. The Fund reserves the right to reject a signature guarantee supplied by an eligible institution based on its creditworthiness. The Fund may require further documentation from corporations, executors, retirement plans, administrators, trustees or guardians.

  Payment is normally mailed the next business day, but no later than seven days, after receipt of your redemption request. The Fund issues certificates for Class shares only if you submit a specific request. If your shares are in certificate form, the certificate must accompany your request and also be in good order.

  Shareholders also may submit their written request for redemption or exchange by facsimile transmission at the following number: 215-972-8864.

TELEPHONE REDEMPTION AND EXCHANGE

  To get the added convenience of the telephone redemption and exchange methods, you must have the Transfer Agent hold your shares (without charge) for you. If you choose to have your shares in certificate form, you may only redeem or exchange by written request and you must return your certificates.


  The Telephone Redemption--Check to Your Address of Record service and the Telephone Exchange service, both of which are described below, are automatically provided unless you notify the Fund in writing that you do not wish to have such service available with respect to your account. The Fund reserves the right to modify, terminate or suspend these procedures upon 60 days' written notice to shareholders. It may be difficult to reach the Fund by telephone during periods when market or economic conditions lead to an unusually large volume of telephone requests.


  Neither the Fund nor the Transfer Agent is responsible for any shareholder loss incurred in acting upon written or telephone instructions for redemption or exchange of Class shares which are reasonably believed to be genuine. With respect to such telephone transactions, the Fund will follow reasonable procedures to confirm that instructions communicated by telephone are genuine (including verification of a form of personal identification) as, if it does not, the Fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent transactions. A written confirmation will be provided for all purchase, exchange and redemption transactions initiated by telephone. By exchanging shares by telephone, you are acknowledging prior receipt of a prospectus for the fund into which your shares are being exchanged.


- 10

TELEPHONE REDEMPTION--CHECK TO YOUR ADDRESS OF RECORD

  You or your investment dealer of record can have redemption proceeds of $50,000 or less mailed to you at your address of record. Checks will be payable to the shareholder(s) of record. Payment is normally mailed the next business day, but no later than seven days, after receipt of the request.


TELEPHONE REDEMPTION--PROCEEDS TO YOUR BANK

  Redemption proceeds of $1,000 or more can be transferred to your predesignated bank account by wire or by check. You should authorize this service when you open your account. If you change your predesignated bank account, the Fund requires a written authorization and may require that you have your signature guaranteed. For your protection, your authorization must be on file. If you request a wire, your funds will normally be sent the next business day. CoreStates Bank, N.A.'s fee (currently $7.50) will be deducted from your redemption. If you ask for a check, it will normally be mailed the next business day, but no later than seven days, after receipt of your request to your predesignated bank account. There are no fees for this redemption method, but the mail time may delay getting funds into your bank account. Simply call your Client Services Representative prior to the time the net asset value is determined, as noted above.


TELEPHONE EXCHANGE
  You or your investment dealer of record can exchange shares into any fund in the Delaware Group under the same registration. As with the written exchange service, telephone exchanges are subject to the same conditions and limitations as other exchanges noted above. Telephone exchanges may be subject to limitations as to amounts or frequency.

DIVIDENDS AND DISTRIBUTIONS


  The Fund will make payments from the Series' net investment income and net realized securities profits, if any, twice a year. The first payment normally will be made during the first quarter following the end of the Fund's fiscal year. The second payment would be made near the end of the calendar year to comply with certain requirements of the Internal Revenue Code.


  During the fiscal year ended September 30, 1995, distributions totaling $1.830 per share of the Class were paid from realized securities profits.


  Each class of the Series will share proportionately in the investment income and expenses of the Series, except that the Class will not incur any distribution fees under the 12b-1 Plans which apply to the DelCap Fund A Class, the DelCap Fund B Class and the DelCap Fund C Class.

  Both dividends and distributions, if any, are automatically reinvested in your account at net asset value.

- 11

TAXES

  The Series has qualified, and intends to continue to qualify, as a regulated investment company under Subchapter M of the Internal Revenue Code (the "Code"). As such, the Series will not be subject to federal income tax, or to any excise tax, to the extent its earnings are distributed as provided in the Code.
  The Series intends to distribute substantially all of its net investment income and net capital gains, if any. Dividends from net investment income or net short-term capital gains will be taxable to you as ordinary income, even though received in additional shares. For corporate investors, dividends from net investment income will generally qualify in part for the corporate dividends-received deduction. The portion of dividends paid by the Series that so qualifies will be designated each year in a notice from the Fund to the Series' shareholders.
  Distributions paid by the Series from long-term capital gains, received in additional shares, are taxable to those investors who are subject to income taxes as long-term capital gains, regardless of the length of time an investor has owned shares in the Series. The Series does not seek to realize any particular amount of capital gains during a year; rather, realized gains are a byproduct of Series management activities. Consequently, capital gains distributions may be expected to vary considerably from year to year. Also, for those investors subject to tax, if purchases of shares in the Series are made shortly before the record date for a dividend or capital gains distribution, a portion of the investment will be returned as a taxable distribution.
  Although dividends generally will be treated as distributed when paid, dividends which are declared in October, November, or December to shareholders of record on a specified date in one of those months, but which, for operational reasons, may not be paid to the shareholder until the following January, will be treated for tax purposes as if paid by the Series and received by the shareholder on December 31 of the year declared.
  The sale of shares of the Series is a taxable event and may result in a capital gain or loss to shareholders subject to tax. Capital gain or loss may be realized from an ordinary redemption of shares or an exchange of shares between two mutual funds (or two series or portfolios of a mutual fund). Any loss incurred on sale or exchange of the Series' shares which had been held for six months or less will be treated as a long-term capital loss to the extent of capital gain dividends received with respect to such shares.

  In addition to federal taxes, shareholders may be subject to state and local taxes on distributions. Distributions of interest income and capital gains realized from certain types of U.S. Government securities may be exempt from state personal income taxes. Shares of the Series are exempt from Pennsylvania county personal property taxes.


  Each year, the Fund will mail you information on the tax status of the Series' dividends and distributions. Shareholders will also receive each year information as to the portion of dividend income, if any, that is derived from U.S. Government securities that are exempt from state income tax. Of course, shareholders who are not subject to tax on their income would not be required to pay tax on amounts distributed to them by the Series.

  The Fund is required to withhold 31% of taxable dividends, capital gains distributions, and redemptions paid to shareholders who have not complied with IRS taxpayer identification regulations. You may avoid this withholding requirement by certifying on your Account Registration Form your proper Taxpayer Identification Number and by certifying that you are not subject to backup withholding.

  The tax discussion set forth above is included for general information only. Investors should consult their own tax advisers concerning the federal, state, local or foreign tax consequences of an investment in the Series.

  See Accounting and Tax Issues and Distributions and Taxes in Part B for additional information on tax matters relating to the Series and its shareholders.

- 12

CALCULATION OF NET
ASSET VALUE PER SHARE


  The purchase and redemption price of the Class is the net asset value ("NAV") per share of the Class next computed after the order is received. The NAV is computed as of the close of regular trading on the New York Stock Exchange (ordinarily, 4 p.m., Eastern time) on days when such exchange is open.

  The NAV per share is computed by adding the value of all securities and other assets in the portfolio, deducting any liabilities (expenses and fees are accrued daily) and dividing by the number of shares outstanding. Portfolio securities for which market quotations are available are priced at market value. Foreign securities expressed in foreign currency values will be converted into U.S. dollar values at the mean between the currencies' bid and offered quotations. Short-term investments having a maturity of less than 60 days are valued at amortized cost, which approximates market value. All other securities are valued at their fair value as determined in good faith and in a method approved by the Fund's Board of Directors.

  Each of the Series' four classes will bear, pro-rata, all of the common expenses of the Series. The net asset values of all outstanding shares of each class of the Series will be computed on a pro-rata basis for each outstanding share based on the proportionate participation in the Series represented by the value of shares of that class. All income earned and expenses incurred by the Series will be borne on a pro-rata basis by each outstanding share of a class, based on each class' percentage in the Series represented by the value of shares of such classes, except that the Class will not incur any of the expenses under the Series' 12b-1 Plans and DelCap Fund A, B and C Classes alone will bear the 12b-1 Plan fees payable under their respective Plans. Due to the specific distribution expenses and other costs that will be allocable to each class, the net asset value of and dividends paid to each class of the Series will vary.


MANAGEMENT OF THE FUND

DIRECTORS

  The business and affairs of the Fund are managed under the direction of its Board of Directors. Part B contains additional information regarding the Fund's directors and officers.


INVESTMENT MANAGER
  The Manager furnishes investment management services to the Series.

  The Manager and its predecessors have been managing the funds in the Delaware Group since 1938. On September 30, 1995, the Manager and its affiliate, Delaware International Advisers Ltd., were supervising in the aggregate more than $27 billion in assets in the various institutional (approximately $17,417,567,000) and investment company (approximately $10,240,754,000) accounts.


  The Manager is an indirect, wholly-owned subsidiary of Delaware Management Holdings, Inc. ("DMH"). On April 3, 1995, a merger between DMH and a wholly-owned subsidiary of Lincoln National Corporation ("Lincoln National") was completed. DMH and the Manager are now wholly-owned subsidiaries, and subject to the ultimate control, of Lincoln National. Lincoln National, with headquarters in Fort Wayne, Indiana, is a diversified organization with operations in many aspects of the financial services industry, including insurance and investment management. In connection with the merger, a new Investment Management Agreement between the Fund on behalf of the Series and the Manager was executed following shareholder approval.


  The Manager manages the Series' portfolio and makes investment decisions which are implemented by the Fund's Trading Department. The Manager also administers the Fund's affairs and pays the salaries of all the directors, officers and employees of the Fund who are affiliated with the Manager. For these services, the Manager is paid an annual fee of 3/4 of 1% of the average daily net assets of the Series, less all directors' fees paid to unaffiliated directors by the Series. The Series' fee is higher than that paid by many other funds. The fee may be higher or lower than that paid by funds with comparable investment objectives. Investment management fees paid by the Fund for the fiscal year ended September 30, 1995 were 0.75% of average daily net assets.


- 13

  Edward N. Antoian has primary responsibility for making day-to-day investment decisions for the Fund. He has been the Fund's Senior Portfolio Manager since its inception. A graduate of The State University of New York at Albany with an MBA in Finance from the University of Pennsylvania's Wharton School, Mr. Antoian began his career with Price Waterhouse. Prior to joining the Delaware Group in June 1984, he worked in the Institutional Equity Department of E.F. Hutton in Philadelphia. A Chartered Financial Analyst, Mr. Antoian is a member of the Philadelphia Finance Association and the Philadelphia Securities Association.

  In making investment decisions for the Fund, Mr. Antoian regularly consults with Wayne A. Stork, William H. Miller and other members of Delaware's equity department. Mr. Stork, Chairman of Delaware Management Company, Inc. and the Fund's Board of Directors, is a graduate of Brown University and attended New York University's Graduate School of Business Administration. Mr. Miller is an Assistant Portfolio Manager. He holds a BA in Economics from Trinity College. Prior to joining the Delaware Group in 1995, he worked as a technology analyst for Janney Montgomery Scott in Philadelphia and he has also served as an institutional salesman for Rutherford Brown & Catherwood.


PORTFOLIO TRADING PRACTICES

  The Series normally will not invest for short-term trading purposes. However, the Series may sell securities without regard to the length of time they have been held. The degree of portfolio activity will affect brokerage costs of the Series and may affect taxes payable by the Series' shareholders. Given the Series' investment objective, its annual portfolio turnover rate may exceed 100%. A turnover rate of 100% would occur if all the investments in the Series' portfolio at the beginning of the year were replaced by the end of the year. The turnover rate also may be affected by cash requirements for redemptions and repurchases of Series shares. For the fiscal years ended September 30, 1994 and 1995, the Series' portfolio turnover rates were 34% and 51%, respectively.

  The Series uses its best efforts to obtain the best available price and most favorable execution for portfolio transactions. Orders may be placed with brokers or dealers who provide brokerage and research services to the Manager or its advisory clients. These services may be used by the Manager in servicing any of its accounts. Subject to best price and execution, the Series may consider a broker/dealer's sales of Series shares in placing portfolio orders and may place orders with broker/dealers that have agreed to defray certain Series expenses such as custodian fees.

PERFORMANCE INFORMATION

  From time to time, the Series may quote total return performance of the Class in advertising and other types of literature. Total return will be based on a hypothetical $1,000 investment, reflecting the reinvestment of all distributions at net asset value. Each presentation will include the average annual total return for one-, five-and ten-year periods, as relevant. The Series may also advertise aggregate and average total return information concerning the Class over additional periods of time.


  Because securities prices fluctuate, investment results of the Class will fluctuate over time and past performance should not be considered as a representation of future results.


STATEMENTS AND CONFIRMATIONS

  You will receive quarterly statements of your account summarizing all transactions during the period. A confirmation statement will be sent following all transactions other than those involving a reinvestment of distributions. You should examine statements and confirmations immediately and promptly report any discrepancy by calling your Client Services Representative.


FINANCIAL INFORMATION ABOUT THE FUND
  Each fiscal year, you will receive an audited annual report and an unaudited semi-annual report. These reports provide detailed information about the Fund's investments and performance. The Fund's fiscal year ends on September 30.

- 14

DISTRIBUTION AND SERVICE

  The Distributor, Delaware Distributors, L.P. (which formerly conducted business as Delaware Distributors, Inc.), serves as the national distributor for the Fund under a Distribution Agreement dated April 3, 1995, as amended on November 29, 1995. The Distributor bears all of the costs of promotion and distribution.


  The Transfer Agent, Delaware Service Company, Inc., serves as the shareholder servicing, dividend disbursing and transfer agent for the Series under an Agreement dated June 29, 1988. The directors annually review service fees paid to the Transfer Agent. Certain recordkeeping and other shareholder services that otherwise would be performed by the Transfer Agent may be performed by certain other entities and the Transfer Agent may elect to enter into an agreement to pay such other entities for those services. In addition, participant account maintenance fees may be assessed for certain recordkeeping provided as part of retirement plan and administration service packages. These fees are based on the number of participants in the plan and the various services selected. Fees will be quoted upon request and are subject to change.

  The Distributor and the Transfer Agent are also indirect, wholly-owned subsidiaries of DMH.

EXPENSES

  The Series is responsible for all of its own expenses other than those borne by the Manager under the Investment Management Agreement and those borne by the Distributor under the Distribution Agreement. The ratio of operating expenses to average daily net assets for the Class was 1.07% for the fiscal year ended September 30, 1995.


SHARES

  The Fund is an open-end management investment company, commonly known as a mutual fund, and the Series' portfolio of assets is diversified as defined by the 1940 Act. The Concept I Series is the first and, at this time, only series of the Fund. The Fund was organized as a Maryland corporation in September 1985.


  Series' shares have a par value of $.01, equal voting rights, except as noted below, and are equal in all other respects. All Fund shares have noncumulative voting rights which means that the holders of more than 50% of the Fund's shares voting for the election of directors can elect 100% of the directors if they choose to do so. Under Maryland law, the Fund is not required, and does not intend, to hold annual meetings of shareholders unless, under certain circumstances, it is required to do so under the 1940 Act. Shareholders of 10% or more of the Fund's shares may request that a special meeting be called to consider the removal of a director.


  In addition to the Class, the Series also offers the DelCap Fund A Class, the DelCap Fund B Class and the DelCap Fund C Class. Shares of each class represent proportionate interests in the assets of the Series and have the same voting and other rights and preferences as the Class, except that shares of the other classes of the Series are not subject to, and may not vote on matters affecting, the Distribution Plans under Rule 12b-1 relating to the DelCap Fund A Class, the DelCap Fund B Class and the DelCap Fund C Class.

  Prior to September 6, 1994, the DelCap Fund Institutional Class was known as the DelCap Fund (Institutional) class and the DelCap Fund A Class was known as the DelCap Fund class.

- 15

      The Delaware Group includes funds
    with a wide range of investment objectives.
    Stock funds, income funds, tax-free funds, money market funds, global and international funds and closed-end equity funds give investors the ability to create a portfolio that fits their personal financial goals.
    For more information, shareholders
    of the Fund Classes should contact
    their financial adviser or call
    Delaware Group at 800-523-4640,
    in Philadelphia call 215-988-1333
    and shareholders of the Institutional Class should contact Delaware Group at 800-828-5052.


    INVESTMENT MANAGER
    Delaware Management Company, Inc.
    One Commerce Square
    Philadelphia, PA 19103

    NATIONAL DISTRIBUTOR

    Delaware Distributors, L.P.

    1818 Market Street
    Philadelphia, PA 19103

    SHAREHOLDER SERVICING,
    DIVIDEND DISBURSING
    AND TRANSFER AGENT
    Delaware Service Company, Inc.
    1818 Market Street
    Philadelphia, PA 19103

    LEGAL COUNSEL
    Stradley, Ronon, Stevens & Young
    One Commerce Square
    Philadelphia, PA 19103

    INDEPENDENT AUDITORS
    Ernst & Young LLP
    Two Commerce Square
    Philadelphia, PA 19103

    CUSTODIAN
    Chemical Bank
    450 West 33rd Street
    New York, NY 10001

------------------------------------------------------
 DELCAP FUND
------------------------------------------------------
 A CLASS
------------------------------------------------------
 B CLASS
------------------------------------------------------

 C CLASS

------------------------------------------------------
 INSTITUTIONAL CLASS
------------------------------------------------------
 CLASSES OF DELAWARE GROUP
------------------------------------------------------
 DELCAP FUND, INC.
------------------------------------------------------

 PART B
 STATEMENT OF
 ADDITIONAL INFORMATION
------------------------------------------------------

 NOVEMBER 29, 1995

                                                                     DELAWARE
                                                                     GROUP

                       ------------------------------------------------------

DELAWARE GROUP DELCAP FUND, INC.-PART B--PAGE 1


---------------------------------------------------------------
                    PART B--STATEMENT OF ADDITIONAL INFORMATION

                                              NOVEMBER 29, 1995

---------------------------------------------------------------
   DELAWARE GROUP
---------------------------------------------------------------
   DELCAP FUND, INC.
---------------------------------------------------------------

   1818 MARKET STREET
   PHILADELPHIA, PA 19103

---------------------------------------------------------------
   FOR MORE INFORMATION ABOUT THE DELCAP FUND
      INSTITUTIONAL CLASS: 800-828-5052


   FOR PROSPECTUS AND PERFORMANCE OF THE DELCAP FUND


      A CLASS, THE DELCAP FUND B CLASS


      AND THE DELCAP FUND C CLASS:

      NATIONWIDE 800-523-4640

      PHILADELPHIA 215-988-1333



   INFORMATION ON EXISTING ACCOUNTS OF THE DELCAP FUND


      A CLASS, THE DELCAP FUND B CLASS


      AND THE DELCAP FUND C CLASS:

         (SHAREHOLDERS ONLY)

      NATIONWIDE 800-523-1918

      PHILADELPHIA 215-988-1241


   DEALER SERVICES:
         (BROKER/DEALERS ONLY)

      NATIONWIDE 800-362-7500

      PHILADELPHIA 215-988-1050

---------------------------------------------------------------
   TABLE OF CONTENTS

---------------------------------------------------
   COVER PAGE                                     1
---------------------------------------------------
   INVESTMENT POLICIES AND PORTFOLIO
     TECHNIQUES                                   2
---------------------------------------------------
   ACCOUNTING AND TAX ISSUES                      5
---------------------------------------------------
   PERFORMANCE INFORMATION                        6
---------------------------------------------------
   TRADING PRACTICES AND BROKERAGE                9
---------------------------------------------------
   PURCHASING SHARES                             11
---------------------------------------------------
   INVESTMENT PLANS                              17
---------------------------------------------------
   DETERMINING OFFERING PRICE AND
     NET ASSET VALUE                             19
---------------------------------------------------
   REDEMPTION AND REPURCHASE                     20
---------------------------------------------------
   DISTRIBUTIONS AND TAXES                       23
---------------------------------------------------
   INVESTMENT MANAGEMENT AGREEMENT               23
---------------------------------------------------
   OFFICERS AND DIRECTORS                        24
---------------------------------------------------
   EXCHANGE PRIVILEGE                            27
---------------------------------------------------
   GENERAL INFORMATION                           29
---------------------------------------------------
   APPENDIX A--DESCRIPTION OF RATINGS            33
---------------------------------------------------
   APPENDIX B--IRA INFORMATION                   34
---------------------------------------------------
   APPENDIX C                                    38
---------------------------------------------------
   FINANCIAL STATEMENTS                          39
---------------------------------------------------


   Delaware Group DelCap Fund, Inc. (the "Fund") is a professionally-managed mutual fund of the series type. This Statement of Additional Information ("Part B" of the registration statement) supplements the information contained in the current Prospectuses of the Fund's Concept I Series (the "Series"). The Series offers four classes (individually, a "Class" and collectively, the "Classes") of shares-- DelCap Fund A Class (the "Class A Shares"), DelCap Fund B Class (the "Class B Shares") and DelCap Fund C Class (the "Class C Shares") (together, the "Fund Classes") and DelCap Fund Institutional Class (the "Institutional Class"). Class B Shares, Class C Shares and Institutional Class shares of the Series may be purchased at a price equal to the next determined net asset value per share. Class A Shares may be purchased at the public offering price, which is equal to the next determined net asset value per share, plus a front-end sales charge. Class A Shares are subject to a maximum front-end sales charge of 4.75% and annual 12b-1 Plan expenses of up to .30%. Class B Shares are subject to a contingent deferred sales charge ("CDSC") which may be imposed on redemptions made within six years of purchase and annual 12b-1 Plan expenses of up to 1%, which are assessed against Class B Shares for approximately eight years after purchase. See Automatic Conversion of Class B Shares under Buying Shares in the Fund Classes' Prospectus. Class C Shares are subject to a CDSC which may be imposed on redemptions made within twelve months of purchase and annual 12b-1 Plan expenses of up to 1%, which are assessed against the Class C Shares for the life of the investment. All references to "shares" in this Part B refer to all Classes of shares of the Series, except where noted.


   This Part B supplements the information contained in the current Prospectus for the Fund Classes dated November 29, 1995 and the current Prospectus for the Institutional Class dated November 29, 1995, as they may be amended from time to time. It should be read in conjunction with the respective Class' Prospectus. Part B is not itself a prospectus but is, in its entirety, incorporated by reference into each Class' Prospectus. A Prospectus relating to the Fund Classes and a Prospectus relating to the Institutional Class may be obtained by writing or calling your investment dealer or by contacting the Fund's national distributor, Delaware Distributors, L.P. (the "Distributor"), 1818 Market Street, Philadelphia, PA 19103.


                                                                             - 1

DELAWARE GROUP DELCAP FUND, INC.-PART B--PAGE 2


INVESTMENT POLICIES AND
PORTFOLIO TECHNIQUES

  INVESTMENT RESTRICTIONS--The Fund has adopted the following restrictions for the Series which, along with its investment objective, cannot be changed without approval by the holders of a "majority" of the Series' outstanding shares, which is a vote by the holders of the lesser of a) 67% or more of the voting securities present in person or by proxy at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or b) more than 50% of the outstanding voting securities. The percentage limitations contained in the restrictions and policies set forth herein apply at the time of purchase of securities.
  The Series shall not:
   1. Invest more than 5% of the market or other fair value of its assets in the securities of any one issuer (other than obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities).
   2. Invest in securities of other investment companies except as part of a merger, consolidation or other acquisition.
   3. Make loans, except to the extent that purchases of debt obligations (including repurchase agreements), in accordance with the Series' investment objective and policies, are considered loans and except that the Series may loan up to 25% of its assets to qualified broker/dealers or institutional investors for their use relating to short sales or other security transactions.
   4. Purchase or sell real estate, but this shall not prevent the Series from investing in securities secured by real estate or interests therein.
   5. Purchase more than 10% of the outstanding voting and nonvoting securities of any issuer, or invest in companies for the purpose of exercising control or management.
   6. Engage in the underwriting of securities of other issuers, except that in connection with the disposition of a security, the Series may be deemed to be an "underwriter" as that term is defined in the Securities Act of 1933.
   7. Make any investment which would cause more than 25% of the market or other fair value of its total assets to be invested in the securities of issuers all of which conduct their principal business activities in the same industry. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.
   8. Write or purchase puts, calls or combinations thereof, except that the Series may write covered call options with respect to any or all parts of its portfolio securities and purchase put options if the Series owns the security covered by the put option at the time of purchase, and that premiums paid on all put options outstanding do not exceed 2% of its total assets. The Series may sell put options previously purchased and enter into closing transactions with respect to covered call and put options. In addition, the Series may write call options and purchase put options on stock indices and enter into closing transactions with respect to such options.
   9. Purchase securities on margin, make short sales of securities or maintain a net short position.
  10. Invest more than 5% of the value of its total assets in securities of companies less than three years old. Such three-year period shall include the operation of any predecessor company or companies.
  11. Invest in warrants valued at lower of cost or market exceeding 5% of the Series' net assets. Included in that amount, but not to exceed 2% of the Series' net assets, may be warrants not listed on the New York Stock Exchange or American Stock Exchange.
  12. Purchase or retain the securities of any issuer which has an officer, director or security holder who is a director or officer of the Fund or of its investment manager if or so long as the directors and officers of the Fund and of its investment manager together own beneficially more than 5% of any class of securities of such issuer.
  13. Invest in interests in oil, gas or other mineral exploration or development programs.
  14. Invest more than 10% of the Series' total assets in repurchase agreements maturing in more than seven days and other illiquid assets.
  15. Borrow money in excess of one-third of the value of its net assets and then only as a temporary measure for extraordinary purposes or to facilitate redemptions. The Series has no intention of increasing its net income through borrowing. Any borrowing will be done from a bank and to the extent that such borrowing exceeds 5% of the value of the Series' net assets, asset coverage of at least 300% is required. In the event that such asset coverage shall at any time fall below 300%, the Series shall, within three days thereafter (not including Sunday or holidays) or such longer period as the Securities and Exchange Commission may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least 300%. The Series will not pledge more than 10% of its net assets. The Series will not issue senior securities as defined in the Investment Company Act of 1940, except for notes to banks. Investment securities will not normally be purchased while the Series has an outstanding borrowing.
  Although not a fundamental investment restriction, the Fund currently does not invest its assets in real estate limited partnerships.
  INVESTMENT POLICIES--The application of the Series' investment policy will be dependent upon the judgment of Delaware Management Company, Inc. (the "Manager"). In accordance with the judgment of the Manager, the proportions of the Series' assets invested in particular industries will vary from time to time. The securities in which the Series invests may or may not be listed on a national stock exchange, but if they are not so listed will generally have an established over-the-counter market. While management believes that the investment objective can be achieved by investing in common stock, the portfolio may be invested in other securities including, but not limited to, convertible securities, preferred stocks, bonds, warrants and foreign securities. In periods during which the Manager feels that market conditions warrant a more

                                                                             - 2

DELAWARE GROUP DELCAP FUND, INC.-PART B--PAGE 3


defensive portfolio positioning, the Series may also invest temporarily in various types of fixed income obligations.
  In addition, from time to time, the Series may also engage in the following investment techniques:
  REPURCHASE AGREEMENTS--While the Series is permitted to do so, it normally does not invest in repurchase agreements, except to invest cash balances.
  The funds in the Delaware Group have obtained an exemption from the joint-transaction prohibitions of Section 17(d) of the Investment Company Act of 1940 to allow the Delaware Group funds jointly to invest cash balances. The Series may invest cash balances in a joint repurchase agreement in accordance with the terms of the Order and subject generally to the conditions described below.
  A repurchase agreement is a short-term investment by which the purchaser acquires ownership of a debt security and the seller agrees to repurchase the obligation at a future time and set price, thereby determining the yield during the purchaser's holding period. Should an issuer of a repurchase agreement fail to repurchase the underlying security, the loss to the Series, if any, would be the difference between the repurchase price and the market value of the security. The Series will limit its investments in repurchase agreements to those which the Manager, under the guidelines of the Board of Directors, determines to present minimal credit risks and which are of high quality. In addition, the Series must have collateral of at least 100% of the repurchase price, including the portion representing the Series' yield under such agreements which is monitored on a daily basis.
  OPTIONS--The Series may write call options and purchase put options on a covered basis only, and will not engage in option writing strategies for speculative purposes.
  A. COVERED CALL WRITING--The Series may write covered call options from time to time on such portion of its portfolio, without limit, as the Manager determines is appropriate in seeking to obtain the Series' investment objective. A call option gives the purchaser of such option the right to buy, and the writer, in this case the Series, has the obligation to sell the underlying security at the exercise price during the option period. The advantage to the Series of writing covered calls is that the Series receives a premium which is additional income. However, if the security rises in value, the Series may not fully participate in the market appreciation.
  During the option period, a covered call option writer may be assigned an exercise notice by the broker/dealer through whom such call option was sold requiring the writer to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time in which the writer effects a closing purchase transaction. A closing purchase transaction cannot be effected with respect to an option once the option writer has received an exercise notice for such option.
  With respect to both options on actual portfolio securities owned by the Series and options on stock indices, the Series may enter into closing purchase transactions. A closing purchase transaction is one in which the Series, when obligated as a writer of an option, terminates its obligation by purchasing an option of the same series as the option previously written.
  Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security or to enable the Series to write another call option on the underlying security with either a different exercise price or expiration date or both. The Series may realize a net gain or loss from a closing purchase transaction depending upon whether the net amount of the original premium received on the call option is more or less than the cost of effecting the closing purchase transaction. Any loss incurred in a closing purchase transaction may be partially or entirely offset by the premium received from a sale of a different call option on the same underlying security. Such a loss may also be wholly or partially offset by unrealized appreciation in the market value of the underlying security. Conversely, a gain resulting from a closing purchase transaction could be offset in whole or in part by a decline in the market value of the underlying security.
  If a call option expires unexercised, the Series will realize a short-term capital gain in the amount of the premium on the option, less the commission paid. Such a gain, however, may be offset by depreciation in the market value of the underlying security during the option period. If a call option is exercised, the Series will realize a gain or loss from the sale of the underlying security equal to the difference between the cost of the underlying security, and the proceeds of the sale of the security plus the amount of the premium on the option, less the commission paid.
  The market value of a call option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the price volatility of the underlying security and the time remaining until the expiration date.
  The Series will write call options only on a covered basis, which means that the Series will own the underlying security subject to a call option at all times during the option period. Unless a closing purchase transaction is effected, the Series would be required to continue to hold a security which it might otherwise wish to sell, or deliver a security it would want to hold. Options written by the Series will normally have expiration dates between one and nine months from the date written. The exercise price of a call option may be below, equal to or above the current market value of the underlying security at the time the option is written.
  B. PURCHASING PUT OPTIONS--The Series may invest up to 2% of its total assets in the purchase of put options. The Series will, at all times during which it holds a put option, own the security covered by such option.
  The Series intends to purchase put options in order to protect against a decline in the market value of the underlying security below the exercise price less the premium paid for the option ("protective puts"). The ability to purchase put options will allow the Series to protect unrealized gain in an appreciated security in its portfolio without actually selling the security. If the security does not

                                                                             - 3

DELAWARE GROUP DELCAP FUND, INC.-PART B--PAGE 4


drop in value, the Series will lose the value of the premium paid. The Series may sell a put option which it has previously purchased prior to the sale of the securities underlying such option. Such sales will result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put option which is sold.
  The Series may sell a put option purchased on individual portfolio securities or stock indices. Additionally, the Series may enter into closing sale transactions. A closing sale transaction is one in which the Series, when it is the holder of an outstanding option, liquidates its position by selling an option of the same series as the option previously purchased.

OPTIONS ON STOCK INDICES
  A stock index assigns relative values to the common stocks included in the index with the index fluctuating with changes in the market values of the underlying common stock.
  Options on stock indices are similar to options on stocks but have different delivery requirements. Stock options provide the right to take or make delivery of the underlying stock at a specified price. A stock index option gives the holder the right to receive a cash "exercise settlement amount" equal to (i) the amount by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash received will be equal to such difference between the closing price of the index and exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Gain or loss to the Series on transactions in stock index options will depend on price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements of individual securities.
  As with stock options, the Series may offset its position in stock index options prior to expiration by entering into a closing transaction on an Exchange or it may let the option expire unexercised.
  A stock index fluctuates with changes in the market values of the stock so included. Some stock index options are based on a broad market index such as the Standard & Poor's 500 or the New York Stock Exchange Composite Index, or a narrower market index such as the Standard & Poor's 100. Indices are also based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indices are currently traded on the following Exchanges among others: The Chicago Board Options Exchange, New York Stock Exchange and American Stock Exchange.
  The Series' ability to hedge effectively all or a portion of its securities through transactions in options on stock indices depends on the degree to which price movements in the underlying index correlate with price movements in the Series' portfolio securities. Since the Series' portfolio will not duplicate the components of an index, the correlation will not be exact. Consequently, the Series bears the risk that the prices of the securities being hedged will not move in the same amount as the hedging instrument. It is also possible that there may be a negative correlation between the index or other securities underlying the hedging instrument and the hedged securities which would result in a loss on both such securities and the hedging instrument.
  Positions in stock index options may be closed out only on an Exchange which provides a secondary market. There can be no assurance that a liquid secondary market will exist for any particular stock index option. Thus, it may not be possible to close such an option. The inability to close options positions could have an adverse impact on the Series' ability to effectively hedge its securities. The Series will enter into an option position only if there appears to be a liquid secondary market for such options.
  The Series will not engage in transactions in options on stock indices for speculative purposes but only to protect appreciation attained, to offset capital losses and to take advantage of the liquidity available in the option markets.

FOREIGN SECURITIES
  The Series may invest in securities of foreign companies. However, the Series will not invest more than 25% of the value of its total assets, at the time of purchase, in foreign securities (other than securities of Canadian issuers registered under the Securities Exchange Act of 1934 or American Depository Receipts, on which there are no such limits).
  There has been in the past, and there may be again in the future, an interest equalization tax levied by the United States in connection with the purchase of foreign securities such as those purchased by the Series. Payment of such interest equalization tax, if imposed, would reduce the Series' rate of return on its investment. Dividends paid by foreign issuers may be subject to withholding and other foreign taxes which may decrease the net return on such investments as compared to dividends paid to the Series by United States corporations.
  Investors should recognize that investing in foreign corporations involves certain considerations, including those set forth below, which are not typically associated with investing in United States corporations. Foreign corporations are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to United States corporations. There may also be less supervision and regulation of foreign stock exchanges, brokers and listed corporations than exist in the United States. The Series may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange as between the currencies of different nations and exchange control regulations. Furthermore, there may be the possibility of expropriation of confiscatory taxation, political, economic or social instability or diplomatic developments which could affect assets of the Series held in foreign countries.

                                                                             - 4

DELAWARE GROUP DELCAP FUND, INC.-PART B--PAGE 5


AMERICAN DEPOSITORY RECEIPTS
  The Series may make foreign investments through the purchase and sale of sponsored or unsponsored American Depository Receipts ("ADRs"). ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. "Sponsored" ADRs are issued jointly by the issuer of the underlying security and a depository, whereas "unsponsored" ADRs are issued without participation of the issuer of the deposited security. Holders of unsponsored ADRs generally bear all the costs of such facilities and the depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities. Therefore, there may not be a correlation between information concerning the issuer of the security and the market value of an unsponsored ADR.

PORTFOLIO LOAN TRANSACTIONS
  The Series may loan up to 25% of its assets to qualified broker/dealers or institutional investors for their use relating to short sales or other security transactions.
  It is the understanding of the Manager that the staff of the Securities and Exchange Commission permits portfolio lending by registered investment companies if certain conditions are met. These conditions are as follows: 1) each transaction must have 100% collateral in the form of cash, short-term U.S. Government securities, or irrevocable letters of credit payable by banks acceptable to the Fund from the borrower; 2) this collateral must be valued daily and should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Series; 3) the Fund must be able to terminate the loan after notice, at any time; 4) the Series must receive reasonable interest on any loan, and any dividends, interest or other distributions on the lent securities, and any increase in the market value of such securities; 5) the Series may pay reasonable custodian fees in connection with the loan; and 6) the voting rights on the lent securities may pass to the borrower; however, if the directors of the Fund know that a material event will occur affecting an investment loan, they must either terminate the loan in order to vote the proxy or enter into an alternative arrangement with the borrower to enable the directors to vote the proxy.
  The major risk to which the Series would be exposed on a loan transaction is the risk that the borrower would go bankrupt at a time when the value of the security goes up. Therefore, the Series will only enter into loan arrangements after a review of all pertinent facts by the Manager, under the supervision of the Board of Directors, including the creditworthiness of the borrowing broker, dealer or institution and then only if the consideration to be received from such loans would justify the risk. Creditworthiness will be monitored on an ongoing basis by the Manager.

ACCOUNTING AND TAX ISSUES

  When the Series writes a call, or purchases a put option, an amount equal to the premium received or paid by it is included in the section of the Series' assets and liabilities as an asset and as an equivalent liability.
  In writing a call, the amount of the liability is subsequently "marked to market" to reflect the current market value of the option written. The current market value of a written option is the last sale price on the principal Exchange on which such option is traded or, in the absence of a sale, the mean between the last bid and asked prices. If an option which the Series has written expires on its stipulated expiration date, the Series reports a realized gain. If the Series enters into a closing purchase transaction with respect to an option which the Series has written, the Series realizes a gain (or loss if the cost of the closing transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. Any such gain or loss is a short-term capital gain or loss for federal income tax purposes. If a call option which the Series has written is exercised, the Series realizes a capital gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received.
  The premium paid by the Series for the purchase of a put option is recorded in the section of the Series' assets and liabilities as an investment and subsequently adjusted daily to the current market value of the option. For example, if the current market value of the option exceeds the premium paid, the excess would be unrealized appreciation and, conversely, if the premium exceeds the current market value, such excess would be unrealized depreciation. The current market value of a purchased option is the last sale price on the principal Exchange on which such option is traded or, in the absence of a sale, the mean between the last bid and asked prices. If an option which the Series has purchased expires on the stipulated expiration date, the Series realizes a short-term or long-term capital loss for federal income tax purposes in the amount of the cost of the option. If the Series sells the put option, it realizes a short-term or long-term capital gain or loss, depending on whether the proceeds from the sale are greater or less than the cost of the option. If the Series exercises a put option, it realizes a capital gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. However, since the purchase of a put option is treated as a short sale for federal income tax purposes, the holding period of the underlying security will be affected by such a purchase.

                                                                             - 5

DELAWARE GROUP DELCAP FUND, INC.-PART B--PAGE 6


  OPTIONS ON CERTAIN STOCK INDICES--Accounting for options on certain stock indices will be in accordance with generally accepted accounting principles. The amount of any realized gain or loss on closing out such a position will result in a realized gain or loss for tax purposes. Such options held by the Series at the end of each fiscal year will be required to be "marked to market" for federal income tax purposes. Sixty percent of any net gain or loss recognized on such deemed sales or on any actual sales will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss.
  OTHER TAX REQUIREMENTS--The Series has qualified, and intends to continue to qualify, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. The Series must meet several requirements to maintain its status as a regulated investment company. Among these requirements are that at least 90% of its investment company taxable income be derived from dividends, interest, payments with respect to securities loans and gains from the sale or disposition of securities; that at the close of each quarter of its taxable year at least 50% of the value of its assets consist of cash and cash items, government securities, securities of other regulated investment companies and, subject to certain diversification requirements, other securities; and that less than 30% of its gross income be derived from sales of securities held for less than three months.
  The requirement that not more than 30% of the Fund's gross income be derived from gains from the sale or other disposition of securities held for less than three months may restrict the Series in its ability to write covered call options on securities which it has held less than three months, to write options which expire in less than three months, to sell securities which have been held less than three months and to effect closing purchase transactions with respect to options which have been written less than three months prior to such transactions. Consequently, in order to avoid realizing a gain within the three-month period, the Series may be required to defer the closing out of a contract beyond the time when it might otherwise be advantageous to do so. The Series may also be restricted in the sale of purchased put options and the purchase of put options for the purpose of hedging underlying securities because of the application of the short sale holding period rules with respect to such underlying securities. The straddle rules of Section 1092 may apply. Generally, the straddle provisions require the deferral of losses to the extent of unrecognized gains related to the offsetting positions in the straddle. Excess losses, if any, can be recognized in the year of loss. Deferred losses will be carried forward and recognized in the year that unrealized losses exceed unrealized gains.


PERFORMANCE INFORMATION*


  From time to time, the Series may state each Class' total return in advertisements and other types of literature. Any statements of total return performance data for a Class will be accompanied by information on the average annual compounded rate of return for that Class over, as relevant, the most recent one-, five- and ten-year (or life of fund, if applicable) periods. The Series may also advertise aggregate and average total return information of each Class over additional periods of time.
  The average annual total rate of return for each class is based on a hypothetical $1,000 investment that includes capital appreciation and depreciation during the stated periods. The following formula will be used for the actual computations:

                                       n
                                 P(1+T)  = ERV


Where:  P   =  a hypothetical initial purchase
               order of $1,000 from which, in the
               case of only Class A Shares, the
               maximum front-end sales charge is
               deducted;
        T   =  average annual total return;
        n   =  number of years;
        ERV =  redeemable value of the
               hypothetical $1,000 purchase at
               the end of the period after the
               deduction of the applicable CDSC,
               if any, with respect to Class B
               Shares and Class C Shares.



  * In the case of Class A Shares, the Limited CDSC applicable to only certain redemptions of those shares will not be deducted from any computation of total return. See the Prospectus for the Fund Classes for a description of the Limited CDSC and the limited instances in which it applies. All references to contingent deferred sales charges or a CDSC in this Performance Information Section will apply to Class B Shares or Class C Shares.


  Aggregate or cumulative total return is calculated in a similar manner, except that the results are not annualized. Each calculation assumes the maximum front-end sales charge, if any, is deducted from the initial $1,000 investment at the time it is made with respect to Class A Shares, and that all distributions are reinvested at net asset value, and, with respect to Class B Shares and Class C Shares, reflects the deduction of the CDSC that would be applicable upon complete redemption of such shares. In addition, the Series may present total return information that does not reflect the deduction of the maximum front-end sales charge or any applicable CDSC.


  The performance of Class A Shares and the Institutional Class, as shown below, is the average annual total return


                                                                             - 6

DELAWARE GROUP DELCAP FUND, INC.-PART B--PAGE 7



quotations for the one, three- and five-year periods ended September 30, 1995, and for the life of these Classes, computed as described above. The average annual total return for Class A Shares at offer reflects the maximum front-end sales charges paid on the purchase of shares. The average annual total return for Class A Shares at net asset value (NAV) does not reflect the payment of the maximum front-end sales charge of 4.75%. Securities prices fluctuated during the periods covered and past results should not be considered as representative of future performance. Pursuant to applicable regulation, total return shown for the Institutional Class for the periods prior to the commencement of operations of such Class is calculated by taking the performance of Class A Shares and adjusting it to reflect the elimination of all sales charges. However, for those periods, no adjustment has been made to eliminate the impact of 12b-1 payments, and performance would have been affected had such an adjustment been made.



                                 AVERAGE ANNUAL TOTAL RETURN
                              CLASS A     CLASS A
                              SHARES      SHARES    INSTITUTIONAL
                            (AT OFFER)2  (AT NAV)       CLASS3
1 year ended 9/30/95           16.23%      22.04%       22.45%
3 years ended 9/30/95          13.95%      15.81%       16.15%
5 years ended 9/30/95          15.42%      16.56%       16.76%
Period 3/27/861 through
  9/30/95                      22.04%      22.67%       22.78%


1)Date of initial public offering of Class A Shares.

2)Prior to November 29, 1995, the maximum front-end sales charge was 5.75%. Effective November 29, 1995, the maximum front-end sales charge was reduced to 4.75% and the above performance numbers are calculated using 4.75% as the applicable sales charge, and are more favorable than they would have been had they been calculated using 5.75%.

3)Date of initial public offering was November 9, 1992.


  The performance of Class B Shares, as shown below, is the average annual total return quotation for the one-year period ended September 30, 1995 and for the life of the Class. The average annual total return for Class B Shares including deferred sales charge reflects the deduction of the applicable CDSC that would be paid if the shares were redeemed at September 30, 1995. The average annual total return for Class B Shares excluding deferred sales charge assumes the shares were not redeemed at September 30, 1995 and therefore does not reflect the deduction of a CDSC.



                                   AVERAGE ANNUAL TOTAL RETURN
                                CLASS B SHARES    CLASS B SHARES
                                  (INCLUDING        (EXCLUDING
                                   DEFERRED          DEFERRED
                                 SALES CHARGE)     SALES CHARGE)
1 year ended 9/30/95                 17.34%            21.34%
Period 9/6/941 through 9/30/95       17.84%            21.53%



1)Date of initial public offering of Class B Shares.



  Information regarding the performance of Class C Shares is not shown because such shares were not offered prior to the date of this Part B.


  The Series may also state total return performance of each Class in the form of an average annual return. This average annual return figure will be computed by taking the sum of annual returns, then dividing that figure by the number of years in the overall period indicated. The computation will reflect the impact of the maximum front-end or contingent deferred sales charge, if any, paid on the illustrated investment amount against the first year's return. From time to time, the Series may quote actual total return performance in advertising and other types of literature compared to indices or averages of alternative financial products available to prospective investors. For example, the performance comparisons may include the average return of various bank instruments, some of which may carry certain return guarantees offered by leading banks and thrifts as monitored by Bank Rate Monitor, and those of generally-accepted corporate bond and government security price indices of various durations prepared by Lehman Brothers and Salomon Brothers, Inc. These indices are not managed for any investment goal.


  Total return performance will be computed by adding all reinvested income and realized securities profits distributions plus the change in net asset value during a specific period and dividing by the offering price at the beginning of the period. It will not reflect any income taxes payable by shareholders on the reinvested distributions included in the calculation. Because securities prices fluctuate, past performance should not be considered as a representation of the results which may be realized from an investment in the Series in the future.

  From time to time, the Series may also quote each Class' actual total return performance, dividend results and other performance information in advertising and other types of literature and may compare that information to, or may separately illustrate similar information reported by the Standard & Poor's 500 Stock Index and the Dow Jones Industrial Average and other unmanaged indices.

  The Standard & Poor's 500 Stock Index and the Dow Jones Industrial Average are industry-accepted unmanaged indices of generally-conservative securities used for measuring general market performance. The total return performance reported for these indices will reflect the reinvestment of all distributions on a quarterly basis and market price fluctuations. The indices do not take into account any sales charge or other fees. In seeking a particular investment objective, the Series' portfolio primarily includes common stocks considered by the Manager to be more aggressive than those tracked by these indices.

  Statistical and performance information and various indices compiled and maintained by organizations such as the following may also be used in preparing exhibits comparing certain industry trends and competitive mutual fund performance to comparable Series activity and performance and in illustrating general financial planning principles. From time to time, certain mutual fund performance ranking information, calculated and provided by these organizations, may also be used in the promotion of sales of the Series. Any indices used are not managed for any investment goal.

  CDA Technologies, Inc., Lipper Analytical Services, Inc. and Morningstar, Inc. are performance evaluation services that maintain statistical performance databases, as reported by

                                                                             - 7

DELAWARE GROUP DELCAP FUND, INC.-PART B--PAGE 8


a diverse universe of independently-managed mutual funds.

  Ibbotson Associates, Inc. is a consulting firm that provides a variety of historical data including total return, capital appreciation and income on the stock market as well as other investment asset classes, and inflation. With their permission, this information will be used primarily for comparative purposes and to illustrate general financial planning principles.

  Interactive Data Corporation is a statistical access service that maintains a database of various international industry indicators, such as historical and current price/earning information, individual equity and fixed income price and return information.

  Compustat Industrial Databases, a service of Standard & Poor's, may also be used in preparing performance and historical stock and bond market exhibits. This firm maintains fundamental databases that provide financial, statistical and market information covering more than 7,000 industrial and non-industrial companies.

  Russell Indexes is an investment analysis service that provides both current and historical stock performance information, focusing on the business fundamentals of those firms issuing the security.

  Salomon Brothers and Lehman Brothers are statistical research firms that maintain databases of international market, bond market, corporate and government-issued securities of various maturities. This information, as well as unmanaged indices compiled and maintained by these firms, will be used in preparing comparative illustrations.

  Comparative information on the Consumer Price Index and the CDA Growth Index may also be included. The Consumer Price Index, as prepared by the U.S. Bureau of Labor Statistics, is the most commonly used measure of inflation. It indicates the cost fluctuations of a representative group of consumer goods. It does not represent a return from an investment. The CDA Growth Index was developed and is maintained by CDA Technologies, Inc. The Index is comprised of 230 separately-managed, growth-oriented equity mutual funds. It reflects the reinvestment of any dividend and capital gains distributions paid during a specified period.

  The following table is an example, for purposes of illustration only, of cumulative total return performance for the Class A Shares and the Institutional Class for the three-, six- and nine-month periods ended September 30, 1995 for the one-, three- and five- year periods ended September 30, 1995, and for the life of these Classes. Cumulative total return for the Class B Shares for the three-, six- and nine-month periods ended September 30, 1995, the one-year period ended September 30, 1995 and for the life of this Class is also provided below. For these purposes, the calculation assumes the reinvestment of any realized securities profits distributions and income dividends paid during the period. Comparative information on the Standard & Poor's 500 Stock Index, the Dow Jones Industrial Average and the Nasdaq Composite Index is also included. Information regarding the performance of Class C
Shares is not shown because such shares were not offered prior to the date of this Part B.


  The performance of the Class A Shares, the Class B Shares and the Institutional Class, as shown below, reflects maximum sales charges or contingent deferred sales charges, if any, but not any income taxes payable by shareholders on the reinvested distributions included in the calculations. The performance of Class B Shares is calculated both with the applicable CDSC included and excluded. The net asset value of a Class fluctuates so shares, when redeemed, may be worth more or less than the original investment, and a Class' results should not be considered as representative of future performance.



                               CUMULATIVE TOTAL RETURN
                 CLASS A                   STANDARD
                 SHARES     INSTITUTIONAL  & POOR'S  DOW JONES  NASDAQ
               (AT OFFER)2     CLASS3        500     INDUSTRIAL COMPOSITE
3 months ended
9/30/95            5.52%        10.89%        7.94%     5.78%   11.79%
6 months ended
9/30/95           11.78%        17.55%       18.23%    16.66%   27.70%
9 months ended
9/30/95           21.26%        27.60%       29.73%    27.39%   38.78%
1 year ended
9/30/95           16.23%        22.45%       29.74%    28.00%   36.54%
3 years ended
9/30/95           47.97%        56.68%       51.97%    59.15%   78.91%
5 years ended
9/30/95          104.87%       116.99%      121.31%   126.67%   202.91%
Period
  3/27/861
through
9/30/95          565.31%       604.93%      230.44%   260.61%   179.54%



                                                                             - 8

DELAWARE GROUP DELCAP FUND, INC.-PART B--PAGE 9



                   CLASS B     CLASS B
                    SHARES      SHARES
                  (INCLUDING  (EXCLUDING
                   DEFERRED    DEFERRED   STANDARD
                    SALES       SALES     & POOR'S  DOW JONES  NASDAQ
                   CHARGE)     CHARGE)      500     INDUSTRIAL COMPOSITE
3 months ended
9/30/95              6.60%      10.60%      7.94%      5.78%   11.79%
6 months ended
9/30/95             12.97%      16.97%     18.23%     16.66%   27.70%
9 months ended
9/30/95             22.68%      26.68%     29.73%     27.39%   38.78%
1 year ended
9/30/95             17.34%      21.34%     29.74%     28.00%   36.54%
Period 9/6/94(4)
through 9/30/95     19.17%      23.17%     27.47%     26.43%   37.40%



(1)Date of initial public offering of Class A Shares.


(2)Prior to November 29, 1995, the maximum front-end sales charge was 5.75%. Effective November 29, 1995, the maximum front-end sales charge was reduced to 4.75% and the above performance numbers are calculated using 4.75% as the applicable sales charge, and are more favorable than they would have been had they been calculated using 5.75%.


(3)Date of initial public offering was November 9, 1992. Pursuant to applicable regulation, total return shown for the Institutional Class for the periods prior to the commencement of operations of such Class is calculated by taking the performance of Class A Shares and adjusting it to reflect the elimination of all sales charges. However, for those periods, no adjustment has been made to eliminate the impact of 12b-1 payments, and performance would have been affected had such an adjustment been made.


(4)Date of initial public offering of Class B Shares.



  Because every investor's goals and risk threshold are different, the Distributor, as distributor for the Fund and other mutual funds in the Delaware Group, will provide general information about investment alternatives and scenarios that will allow investors to assess their personal goals. This information will include general material about investing as well as materials reinforcing various industry-accepted principles of prudent and responsible financial planning. One typical way of addressing these issues is to compare an individual's goals and the length of time the individual has to attain these goals to his or her risk threshold. In addition, the Distributor will provide information that discusses the Manager's overriding investment philosophy and how that philosophy impacts the Fund's, and other Delaware Group funds', investment disciplines employed in seeking their objectives. The Distributor may also from time to time cite general or specific information about the institutional clients of the Manager, including the number of such clients serviced by the Manager.


THE POWER OF COMPOUNDING

  When you opt to reinvest your current income for additional Fund shares, your investment is given yet another opportunity to grow. It's called the Power of Compounding and the following chart illustrates just how powerful it can be.

COMPOUNDED RETURNS

  Results of various assumed fixed rates of return on a $10,000 investment compounded quarterly for 10 years:


            8% Rate of Return     10% Rate of Return    12% Rate of Return     14% Rate of Return
12-'85          $10,824                $11,038               $11,255                $11,475
12-'86          $11,717                $12,184               $12,668                $13,168
12-'87          $12,682                $13,449               $14,258                $15,111
12-'88          $13,728                $14,845               $16,047                $17,340
12-'89          $14,859                $16,386               $18,061                $19,898
12-'90          $16,084                $18,087               $20,328                $22,833
12-'91          $17,410                $19,965               $22,879                $26,202
12-'92          $18,845                $22,038               $25,751                $30,067
12-'93          $20,399                $24,326               $28,983                $34,503
12-'94          $22,080                $26,851               $32,620                $39,593


  These figures are calculated assuming a fixed constant investment return and assume no fluctuation in the value of principal. These figures, which do not reflect payment of applicable taxes or any sales charges, are not intended to be a projection of investment results and do not reflect the actual performance results of any of the Classes.



TRADING PRACTICES AND BROKERAGE



  The Fund selects brokers or dealers to execute transactions on behalf of the Series for the purchase or sale of portfolio securities on the basis of its judgment of their professional capability to provide the service. The primary consideration is to have brokers or dealers execute transactions at best price and execution. Best price and execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order and other factors affecting the overall benefit obtained by the account on the transaction. A number of trades are made on a net basis where the Fund either buys securities directly from the dealer or sells them to the dealer. In these instances, there is no direct commission charged but there is a spread (the difference between the buy and sell price) which is the equivalent of a commission. When a commission is paid, the Fund pays reasonably competitive brokerage commission rates based upon the professional knowledge of its trading department as to rates paid and charged for similar transactions throughout the securities industry. In some instances, the Fund pays a minimal share transaction cost when the transaction presents no difficulty.


  During the fiscal years ended September 30, 1993, 1994 and 1995, the aggregate dollar amounts of brokerage commissions paid by the Series were $1,447,091, $1,030,567 and $899,512, respectively.

  The Manager may allocate out of all commission business generated by all of the funds and accounts under its management, brokerage business to brokers or dealers who provide brokerage and research services. These services

                                                                             - 9

DELAWARE GROUP DELCAP FUND, INC.-PART B--PAGE 10


include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software and hardware used in security analyses; and providing portfolio performance evaluation and technical market analyses. Such services are used by the Manager in connection with its investment decision-making process with respect to one or more funds and accounts managed by it, and may not be used, or used exclusively, with respect to the fund or account generating the brokerage.

  During the fiscal year ended September 30, 1995, portfolio transactions of the Series in the amount of $286,801,504, resulting in brokerage commissions of $592,455 were directed to brokers for brokerage and research services provided.

  As provided in the Securities Exchange Act of 1934 and the Series' Investment Management Agreement, higher commissions are permitted to be paid to broker/dealers who provide brokerage and research services than to broker/dealers who do not provide such services if such higher commissions are deemed reasonable in relation to the value of the brokerage and research services provided. Although transactions are directed to broker/dealers who provide such brokerage and research services, the Fund believes that the commissions paid to such broker/dealers are not, in general, higher than commissions that would be paid to broker/dealers not providing such services and that such commissions are reasonable in relation to the value of the brokerage and research services provided. In some instances, services may be provided to the Manager which constitute in some part brokerage and research services used by the Manager in connection with its investment decision-making process and constitute in some part services used by the Manager in connection with administrative or other functions not related to its investment decision-making process. In such cases, the Manager will make a good faith allocation of brokerage and research services and will pay out of its own resources for services used by the Manager in connection with administrative or other functions not related to its investment decision-making process. In addition, so long as no fund is disadvantaged, portfolio transactions which generate commissions or their equivalent are allocated to broker/dealers who provide daily portfolio pricing services to the Fund and to other funds in the Delaware Group. Subject to best price and execution, commissions allocated to brokers providing such pricing services may or may not be generated by the funds receiving the pricing service.

  The Manager may place a combined order for two or more accounts or funds engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. When a combined order is executed in a series of transactions at different prices, each account participating in the order may be allocated an average price obtained from the executing broker. It is believed that the ability of the accounts to participate in volume transactions will generally be beneficial to the accounts and funds. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or fund may obtain, it is the opinion of the Manager and the Fund's Board of Directors that the advantages of combined orders outweigh the possible disadvantages of separate transactions.

  Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. (the "NASD"), and subject to seeking best price and execution, the Fund may place orders with broker/dealers that have agreed to defray certain Series expenses such as custodian fees, and may, at the request of the Distributor, give consideration to sales of shares of the Series as a factor in the selection of brokers and dealers to execute Series portfolio transactions.

PORTFOLIO TURNOVER
  Portfolio trading will be undertaken principally to accomplish the Series' objective in relation to anticipated movements in the general level of interest rates. The Series is free to dispose of portfolio securities at any time, subject to complying with the Internal Revenue Code and the Investment Company Act of 1940, when changes in circumstances or conditions make such a move desirable in light of the investment objective. The Series will not attempt to achieve or be limited to a predetermined rate of portfolio turnover, such a turnover always being incidental to transactions undertaken with a view to achieving the Series' investment objective.
  The degree of portfolio activity may affect brokerage costs of the Series and taxes payable by the Series' shareholders. It is anticipated that, given the Series' investment objective, its annual portfolio turnover rate will be higher than that of many other investment companies. A turnover rate of 100% would occur, for example, if all the investments in the Series' portfolio at the beginning of the year were replaced by the end of the year. In investing for capital appreciation, the Series may hold securities for any period of time. Portfolio turnover will also be increased if the Series writes a large number of call options which are subsequently exercised. To the extent the Series realizes gains on securities held for less than six months, such gains are taxable to the shareholder or to the Series at ordinary income tax rates. The turnover rate also may be affected by cash requirements from redemptions and repurchases of Series shares. Total brokerage costs generally increase with higher portfolio turnover rates.

  Under certain market conditions, the Series may experience a high rate of portfolio turnover which could exceed 100%. The portfolio turnover rate of the Series is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular fiscal year by the monthly average of the value of the portfolio securities owned by the Series during the particular fiscal year, exclusive of securities whose maturities at the time of


                                                                            - 10

DELAWARE GROUP DELCAP FUND, INC.-PART B--PAGE 11



acquisition are one year or less. During the past two fiscal years, the Series' portfolio turnover rates were 34% and 51% for 1994 and 1995, respectively.



PURCHASING SHARES



  The Distributor serves as the national distributor for the Series' four classes of shares--Class A Shares, Class B Shares, Class C Shares and the Institutional Class, and has agreed to use its best efforts to sell shares of the Series. See the Prospectuses for additional information on how to invest. Shares of the Series are offered on a continuous basis, and may be purchased through authorized investment dealers or directly by contacting the Fund or its agent.


  The minimum initial investment generally is $1,000 for Class A Shares, Class B Shares and for Class C Shares. Subsequent purchases generally must be at least $100. The initial and subsequent minimum investments for Class A Shares will be waived for purchases by officers, directors and employees of any Delaware Group fund, the Manager or any of the Manager's affiliates if the purchases are made pursuant to a payroll deduction program. Class A Shares purchased pursuant to the Uniform Gifts to Minors Act or Uniform Transfer to Minors Act and Class A Shares purchased in connection with an Automatic Investing Plan are subject to a minimum initial purchase of $250 and a minimum subsequent purchase of $25. Accounts opened under the Delaware Group Asset Planner service are subject to a minimum initial investment of $2,000 per Asset Planner strategy selected. There are no minimum purchase requirements for the Institutional Class, but certain eligibility requirements must be satisfied.


  There is a maximum purchase limitation of $250,000 on each purchase of Class B Shares; for Class C Shares, each purchase must be in an amount that is less than $1,000,000. (See Investment Plans for purchase limitations applicable to each of the Fund's master retirement plans.) The Fund will reject any order for purchase of more than $250,000 of Class B Shares and $1,000,000 or more for Class C Shares. An investor may exceed these limitations by making cumulative purchases over a period of time. In doing so, an investor should keep in mind, however, that reduced front-end sales charges apply to investments of $100,000 or more of Class A Shares, which are subject to lower annual 12b-1 Plan expenses than Class B Shares and Class C Shares and generally are not subject to a CDSC.

  Selling dealers have the responsibility of transmitting orders promptly. The Fund reserves the right to reject any order for the purchase of Series shares if in the opinion of management such rejection is in the Series' best interest.

  The NASD has adopted Rules of Fair Practice relating to investment company sales charges. The Fund and the Distributor intend to operate in compliance with these rules.


  Class A Shares are purchased at the offering price which reflects a maximum front-end sales charge of 4.75%; however, lower front-end sales charges apply for larger purchases. See the table below. Class A Shares are also subject to annual 12b-1 Plan expenses.


  Class B Shares are purchased at net asset value and are subject to a CDSC of:
(i) 4% if shares are redeemed within two years of purchase; (ii) 3% if shares are redeemed during the third or fourth year following purchase; (iii) 2% if shares are redeemed during the fifth year following purchase; and (iv) 1% if shares are redeemed during the sixth year following purchase. Class B Shares are also subject to annual 12b-1 Plan expenses which are higher than those to which Class A Shares are subject and are assessed against Class B Shares for approximately eight years after purchase. See Automatic Conversion of Class B Shares under Buying Shares in the Fund Classes' Prospectus.


  Class C Shares are purchased at net asset value and are subject to a CDSC of 1% if shares are redeemed within twelve months following purchase. Class C Shares are also subject to annual 12b-1 Plan expenses for the life of the investment which are equal to those to which Class B Shares are subject.


  Institutional Class shares are purchased at the net asset value per share without the imposition of a front-end or contingent deferred sales charge or 12b-1 Plan expenses. See Determining Offering Price and Net Asset Value and Plans Under Rule 12b-1 for the Fund Classes in this Part B.


  Institutional Class shares, Class A Shares, Class B Shares and Class C Shares represent a proportionate interest in the Series' assets and will receive a proportionate interest in the Series' income, before application, as to the Class A, Class B and Class C Shares, of any expenses under the Fund's 12b-1 Plans.


  Certificates representing shares purchased are not ordinarily issued unless a shareholder submits a specific request. Certificates are not issued in the case of Class B Shares or Class C Shares. However, purchases not involving the issuance of certificates are confirmed to the investor and credited to the shareholder's account on the books maintained by Delaware Service Company, Inc. (the "Transfer Agent"). The investor will have the same rights of ownership with respect to such shares as if certificates had been issued. An investor that is permitted to obtain a certificate may receive a certificate representing shares purchased by sending a letter to the Transfer Agent requesting the certificate. No charge is made for any certificate issued. Investors who hold certificates representing any of their shares may only redeem those shares by written request. The investor's certificate(s) must accompany such request.


ALTERNATIVE PURCHASE ARRANGEMENTS

  The alternative purchase arrangements of Class A, Class B and Class C Shares permit investors to choose the method of purchasing shares that is most suitable for his or her needs given the amount of their purchase, the length of time they expect to hold their shares and other relevant circumstances. Investors should determine whether, given their particular circumstances, it is more advantageous to purchase Class A Shares and incur a front-end sales charge and annual 12b-1 Plan expenses of up to a maximum of .30% of the average daily net assets of Class A Shares, or to purchase either Class B or Class C Shares and have the entire initial purchase amount invested in the Series with the investment thereafter subject to a CDSC and annual


                                                                            - 11

DELAWARE GROUP DELCAP FUND, INC.-PART B--PAGE 12



12b-1 Plan expenses. Class B Shares are subject to a CDSC if the shares are redeemed within six years of purchase, and Class C Shares are subject to a CDSC if the shares are redeemed within twelve months of purchase. Class B and Class C Shares are each subject to annual 12b-1 Plan expenses of up to a maximum of 1% (.25% of which are service fees to be paid by the Series to the Distributor, dealers or others for providing personal service and/or maintaining shareholder accounts) of average daily net assets of the respective Class. Class B Shares will automatically convert to Class A Shares at the end of approximately eight years after purchase and, thereafter, be subject to annual 12b-1 Plan expenses of up to a maximum of .30% of average daily net assets of such shares. Unlike Class B Shares, Class C Shares do not convert to another class.


CLASS A SHARES

  Purchases of $100,000 or more of Class A Shares at the offering price carry reduced front-end sales charges as shown in the accompanying table, and may include a series of purchases over a 13-month period under a Letter of Intention signed by the purchaser. See Special Purchase Features--Class A Shares, below for more information on ways in which investors can avail themselves of reduced front-end sales charges and other purchase features.


                                 Class A Shares


-----------------------------------------------------------------------------
                                          Front-End Sales         Dealer's
                                          Charge as % of        Concession***
                                      Offering     Amount         as % of
         Amount of Purchase             Price     Invested**   Offering Price
-----------------------------------------------------------------------------
Less than $100,000                       4.75%       4.99%           4.00%
$100,000 but under $250,000              3.75        3.88            3.00
$250,000 but under $500,000              2.50        2.56            2.00
$500,000 but under $1,000,000*           2.00        2.04            1.60



  *There is no front-end sales charge on purchases of Class A Shares $1 million or more but, under certain limited circumstances, a 1% contingent deferred sales charge may apply upon redemption of such shares. The contingent deferred sales charge ("Limited CDSC") that may be applicable arises only in the case of certain net asset value purchases which have triggered the payment of a dealer's commission.


 **Based on net asset value per share of the Class A Shares as of the end of the Fund's most recent fiscal year.


***Financial institutions or their affiliated brokers may receive an agency transaction fee in the percentages set forth above.


--------------------------------------------------------------------------------


The Fund must be notified when a sale takes place which would qualify for the reduced front-end sales charge on the basis of previous or current purchases. The reduced front-end sales charge will be granted upon confirmation of the shareholder's holdings by the Fund. Such reduced front-end sales charges are not retroactive.



From time to time, upon written notice to all of its dealers, the Distributor may hold special promotions for specified periods during which the Distributor may reallow to dealers up to the full amount of front-end sales charge shown above. Dealers who receive 90% or more of the sales charge may be deemed to be underwriters under the Securities Act of 1933.

--------------------------------------------------------------------------------


  Certain dealers who enter into an agreement to provide extra training and information on Delaware Group products and services and who increase sales of Delaware Group funds may receive an additional concession of up to .15% of the offering price in connection with sales of Class A Shares. Such dealers must meet certain requirements in terms of organization and distribution capabilities and their ability to increase sales. The Distributor should be contacted for further information on these requirements as well as the basis and circumstances upon which the additional concession will be paid. Participating dealers may be deemed to have additional responsibilities under the securities laws.


DEALER'S COMMISSION

  For initial purchases of Class A Shares of $1,000,000 or more, a dealer's commission may be paid by the Distributor to financial advisers through whom such purchases are effected in accordance with the following schedule:

       AMOUNT OF PURCHASE            DEALER'S COMMISSION
---------------------------------    -------------------
                                     (as a percentage of
                                      amount purchased)
Up to $2 million                             1.00%
Next $1 million up to $3 million              .75
Next $2 million up to $5 million              .50
Amount over $5 million                        .25


  In determining a financial adviser's eligibility for the dealer's commission, purchases of Class A Shares of other Delaware Group funds as to which a Limited CDSC applies (see Redemption and Repurchase) may be aggregated with those of the Class A Shares of the Series. Financial advisers also may be eligible for a dealer's commission in connection with certain purchases made under a Letter of Intention or pursuant to an investor's Right of Accumulation. Financial advisers should contact the Distributor concerning the applicability and calculation of the dealer's commission in the case of combined purchases.

  An exchange from other Delaware Group funds will not qualify for payment of the dealer's commission, unless such exchange is from a Delaware Group fund with assets as to which a dealer's commission or similar payment has not been previously paid. The schedule and program for payment of the dealer's commission are subject to change or termination at any time by the Distributor in its discretion.

CONTINGENT DEFERRED SALES CHARGE--CLASS B SHARES AND CLASS C SHARES

  Class B and Class C Shares are purchased without the imposition of a front-end sales charge. Class B Shares redeemed within six years of purchase may be subject to a CDSC at the rates set forth below and Class C Shares redeemed within twelve months of purchase may be subject to a CDSC of 1%. CDSC fees are charged as a percentage of the dollar amount subject to the CDSC. The charge will be assessed on an amount equal to the lesser of the net asset value at the time of purchase of the shares being redeemed or the net asset value of those shares at the time of redemption. No CDSC will be imposed on increases in net asset value above the initial purchase price. In addition, no CDSC will be assessed on redemption of shares received through reinvestment of dividends or capital gains distributions. See the Prospectus for the Fund Classes under Redemption and Exchange--Waiver of CDSC--Class B and


                                                                            - 12

DELAWARE GROUP DELCAP FUND, INC.-PART B--PAGE 13



Class C Shares for a list of the instances in which the CDSC is waived.


  The following table sets forth the rates of the CDSC for Class B Shares of the
Series:


                     CONTINGENT DEFERRED
                        SALES CHARGE
                     (AS A PERCENTAGE OF
   YEAR AFTER           DOLLAR AMOUNT
  PURCHASE MADE      SUBJECT TO CHARGE)
-----------------    -------------------
0-2                          4%
3-4                          3%
5                            2%
6                            1%
7 and thereafter            None


During the seventh year after purchase and, thereafter, until converted automatically into Class A Shares of the Series, the Class B Shares will still be subject to the annual 12b-1 Plan expenses of up to 1% of average daily net assets of those shares. At the end of approximately eight years after purchase, the investor's Class B Shares will be automatically converted into Class A Shares of the Series. See Automatic Conversion of Class B Shares under Buying Shares in the Fund Classes' Prospectus. Such conversion will constitute a tax-free exchange for federal income tax purposes. See Taxes in the Prospectus for the Fund Classes.


PLANS UNDER RULE 12B-1 FOR THE FUND CLASSES

  Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund has adopted a separate plan for each of the Class A Shares, the Class B Shares and the Class C Shares of the Series (the "Plans"). Each Plan permits the Series to pay for certain distribution, promotional and related expenses involved in the marketing of only the Class to which the Plan applies. The Plans do not apply to the Institutional Class of shares. Such shares are not included in calculating the Plans' fees, and the Plans are not used to assist in the distribution and marketing of the Institutional Class shares. Shareholders of the Institutional Class may not vote on matters affecting the Plans.


  The Plans permit the Series, pursuant to the Distribution Agreement, to pay out of the assets of the Class A Shares, the Class B Shares and the Class C Shares monthly fees to the Distributor for its services and expenses in distributing and promoting sales of shares of such classes. These expenses include, among other things, preparing and distributing advertisements, sales literature and prospectuses and reports used for sales purposes, compensating sales and marketing personnel, and paying distribution and maintenance fees to securities brokers and dealers who enter into agreements with the Distributor. The Plan expenses relating to Class B and Class C Shares are also used to pay the Distributor for advancing the commission costs to dealers with respect to the initial sale of such shares.


  In addition, the Series may make payments out of the assets of the Class A, Class B and Class C Shares directly to other unaffiliated parties, such as banks, who either aid in the distribution of shares of, or provide services to, such classes.


  The maximum aggregate fee payable by the Series under the Plans, and the Series' Distribution Agreement, is on an annual basis, up to .30% of the Class A Shares' average daily net assets for the year, and up to 1% (.25% of which are service fees to be paid to the Distributor, dealers and others for providing personal service and/or maintaining shareholder accounts) of each of the Class B Shares' and the Class C Shares' average daily net assets for the year. The Fund's Board of Directors may reduce these amounts at any time.


  All of the distribution expenses incurred by the Distributor and others, such as broker/dealers, in excess of the amount paid on behalf of Class A, Class B and Class C Shares would be borne by such persons without any reimbursement from such classes. Subject to seeking best price and execution, the Series may, from time to time, buy or sell portfolio securities from or to firms which receive payments under the Plans.

  From time to time, the Distributor may pay additional amounts from its own resources to dealers for aid in distribution or for aid in providing administrative services to shareholders.

  The Plans and the Distribution Agreement, as amended, have been approved by the Board of Directors of the Fund, including a majority of the directors who are not "interested persons" (as defined in the Investment Company Act of 1940) of the Fund and who have no direct or indirect financial interest in the Plans by vote cast in person or at a meeting duly called for the purpose of voting on the Plans and such Agreements. Continuation of the Plans and the Distribution Agreement, as amended, must be approved annually by the Board of Directors in the same manner as specified above.


  Each year, the directors must determine whether continuation of the Plans is in the best interest of shareholders of, respectively, Class A Shares, Class B Shares and Class C Shares and that there is a reasonable likelihood of the Plan relating to a Fund Class providing a benefit to that Class. The Plans and the Distribution Agreement, as amended, may be terminated with respect to a class at any time without penalty by a majority of those directors who are not "interested persons" or by a majority vote of the outstanding voting securities of the relevant Fund Class. Any amendment materially increasing the maximum percentage payable under the Plans must likewise be approved by a majority vote of the outstanding voting securities of the relevant Fund Class, as well as by a majority vote of those directors who are not "interested persons." With respect to the Class A Share Plan, any material increase in the maximum percentage payable thereunder must also be approved by a majority of the outstanding voting Class B Shares. Also, any other material amendment to the Plans must be approved by a majority vote of the directors including a majority of the noninterested directors of the Fund having no interest in the Plans. In addition, in order for the Plans to remain effective, the selection and nomination of directors who are not "interested persons" of the Fund must be effected by the directors who themselves are not "interested persons" and who have no direct or indirect financial interest in the Plans. Persons authorized to make payments under the Plans must provide


                                                                            - 13

DELAWARE GROUP DELCAP FUND, INC.-PART B--PAGE 14


written reports at least quarterly to the Board of Directors for their review.

  For the fiscal year ended September 30, 1995, payments from the Class A Shares pursuant to its Plan amounted to $2,526,551 and such payments were used for the following purposes: Annual/Semi-Annual Reports--$58,614; Broker Trails--$2,072,932; Commissions to Wholesalers--$100,593; Promotional-Broker Meetings--$49,028; Promotional-Other--$11,825; Prospectus Printing--$38,545; Telephone--$14,443; Wholesaler Expenses--$130,123; Dealer Service Expenses--$50,448.


  For the fiscal year ended September 30, 1995, payments from the Class B Shares pursuant to its Plan amounted to $13,194 and such payments were used for the following purposes: Broker Trails--$3,202; Commissions on Wholesalers--$615; Promotional-Broker Meetings--$96; Telephone--$21; Wholesaler Expenses--$25; Broker Sales Charges--$4,520; Interest on Broker Sales Charges--$4,715.


  The staff of the Securities and Exchange Commission ("SEC") has proposed amendments to Rule 12b-1 and other related regulations that could impact Rule 12b-1 Distribution Plans. The Fund intends to amend the Plans, if necessary, to comply with any new rules or regulations the SEC may adopt with respect to Rule 12b-1.



OTHER PAYMENTS TO DEALERS--CLASS A, CLASS B AND
CLASS C SHARES


  From time to time, at the discretion of the Distributor, all registered broker/dealers whose aggregate sales of Fund Classes exceed certain limits as set by the Distributor, may receive from the Distributor an additional payment of up to .25% of the dollar amount of such sales. The Distributor may also provide additional promotional incentives or payments to dealers that sell shares of the Delaware Group of funds. In some instances, these incentives or payments may be offered only to certain dealers who maintain, have sold or may sell certain amounts of shares.


  Payments to dealers made in connection with seminars, conferences or contests relating to the promotion of fund shares may be in an amount up to 100% of the expenses incurred or awards made. The Distributor may also pay a portion of the expense of preapproved dealer advertisements promoting the sale of Delaware Group fund shares.


SPECIAL PURCHASE FEATURES--CLASS A SHARES

BUYING AT NET ASSET VALUE

  Class A Shares may be purchased without a front-end sales charge under the Dividend Reinvestment Plan and, under certain circumstances, the 12-Month Reinvestment Privilege and the Exchange Privilege.


  Current and former officers, directors and employees of the Fund, any other fund in the Delaware Group, the Manager or any of the Manager's current affiliates and those that may in the future be created, legal counsel to the funds and registered representatives, and employees of broker/dealers who have entered into Dealer's Agreements with the Distributor may purchase Class A Shares and any such class of shares of any of the funds in the Delaware Group, including any fund that may be created, at the net asset value per share. Spouses, parents, brothers, sisters and children (regardless of age) of such persons at their direction, and any employee benefit plan established by any of the foregoing funds, corporations, counsel or broker/dealers may also purchase shares at net asset value. Purchases of Class A Shares may also be made by clients of registered representatives of an authorized investment dealer at net asset value within six months of a change of the registered representative's employment, if the purchase is funded by proceeds from an investment where a front-end sales charge has been assessed and the redemption of the investment did not result in the imposition of a contingent deferred sales charge or other redemption charges. Purchases of Class A Shares also may be made at net asset value by bank employees who provide services in connection with agreements between the bank and unaffiliated brokers or dealers concerning sales of Class A Shares. Officers, directors and key employees of institutional clients of the Manager, or any of its affiliates, may purchase Class A Shares at net asset value. Moreover, purchases may be effected at net asset value for the benefit of the clients of brokers, dealers and registered investment advisers affiliated with a broker or dealer, if such broker, dealer or investment adviser has entered into an agreement with the Distributor providing specifically for the purchase of Class A Shares in connection with special investment products, such as wrap accounts or similar fee based programs. Such purchasers are required to sign a letter stating that the purchase is for investment only and that the securities may not be resold except to the issuer. Such purchasers may also be required to sign or deliver such other documents as the Fund may reasonably require to establish eligibility for purchase at net asset value. The Fund must be notified in advance that the trade qualifies for purchase at net asset value.


  Investments in Class A Shares made by plan level and/or participant retirement accounts that are for the purpose of repaying a loan taken from such accounts will be made at net asset value. Loan repayments made to a Delaware Group account in connection with loans originated from accounts previously maintained by another investment firm will also be invested at net asset value.

  Class A Shares may be deposited at net asset value, without payment of a sales charge with respect to sales of units of a unit investment trust ("Trust"), organized and sponsored by Prudential Securities Incorporated dealers, whose portfolio consists of Class A Shares and stripped United States Treasury issued notes or bonds bearing no current interest ("Treasury Obligations"). Unit holders of the Trust may elect to invest cash distributions from the Trust in Class A Shares at net asset value, including: (a) distributions of any dividend income or other income received by the Trust; (b) distributions of any net capital gains received in respect of Class A Shares and proceeds of the sale of Class A Shares not used to redeem units of the Trust; and (c) proceeds from the maturity of the Treasury Obligations at the termination date of the Trust.

LETTER OF INTENTION

  The reduced front-end sales charges described above with respect to Class A Shares are also applicable to the


                                                                            - 14

DELAWARE GROUP DELCAP FUND, INC.-PART B--PAGE 15



aggregate amount of purchases made by any such purchaser previously enumerated within a 13-month period pursuant to a written Letter of Intention provided by the Distributor and signed by the purchaser, and not legally binding on the signer or the Fund, which provides for the holding in escrow by the Transfer Agent, of 5% of the total amount of Class A Shares intended to be purchased until such purchase is completed within the 13-month period. A Letter of Intention may be dated to include shares purchased up to 90 days prior to the date the Letter is signed. The 13-month period begins on the date of the earliest purchase. If the intended investment is not completed, except as noted below, the purchaser will be asked to pay an amount equal to the difference between the front-end sales charge on Class A Shares purchased at the reduced rate and the front-end sales charge otherwise applicable to the total shares purchased. If such payment is not made within 20 days following the expiration of the 13-month period, the Transfer Agent will surrender an appropriate number of the escrowed shares for redemption in order to realize the difference. Such purchasers may include the value (at offering price at the level designated in their Letter of Intention) of all their shares of the Fund and of any class of any of the other mutual funds in the Delaware Group (except shares of any Delaware Group fund which do not carry a front-end sales charge, CDSC or Limited CDSC, other than shares of Delaware Group Premium Fund, Inc. beneficially owned in connection with the ownership of variable insurance products, unless they were acquired through an exchange from a Delaware Group fund which carried a front-end sales charge, CDSC or Limited CDSC) previously purchased and still held as of the date of their Letter of Intention toward the completion of such Letter. For purposes of satisfying an investor's obligation under a Letter of Intention, Class B Shares and Class C Shares of the Series and the corresponding classes of shares of other Delaware Group funds which offer such shares may be aggregated with Class A Shares of the Series and the corresponding class of shares of the other Delaware Group funds.


  Employers offering a Delaware Group retirement plan may also complete a Letter of Intention to obtain a reduced front-end sales charge on investments in Class A Shares made by the Plan. The aggregate investment level of the Letter of Intention will be determined and accepted by the Transfer Agent at the point of Plan establishment. The level and any reduction in front-end sales charge will be based on actual Plan participation and the projected investments in Delaware Group funds that are offered with a front-end sales charge, CDSC or Limited CDSC for a 13-month period. The Transfer Agent reserves the right to adjust the signed Letter of Intention based on this acceptance criteria. The 13-month period will begin on the date this Letter of Intention is accepted by the Transfer Agent. If actual investments exceed the anticipated level and equal an amount that would qualify the Plan for further discounts, any front-end sales charges will be automatically adjusted. In the event this Letter of Intention is not fulfilled within the 13-month period, the Plan level will be adjusted (without completing another Letter of Intention) and the employer will be billed for the difference in front-end sales charges due, based on the Plan's assets under management at that time. Employers may also include the value (at offering price at the level designated in their Letter of Intention) of all their shares intended for purchase that are offered with a front-end sales charge, CDSC or Limited CDSC of any class. Class B Shares and Class C Shares of the Series and other Delaware Group funds which offer corresponding classes of shares may also be aggregated for this purpose.


COMBINED PURCHASES PRIVILEGE

  In determining the availability of the reduced front-end sales charge previously set forth with respect to Class A Shares, purchasers may combine the total amount of any combination of the Class A Shares, Class B Shares and/or Class C Shares of the Series, as well as shares of any other class of any of the other Delaware Group funds (except shares of any Delaware Group fund which do not carry a front-end sales charge, CDSC or Limited CDSC, other than shares of Delaware Group Premium Fund, Inc. beneficially owned in connection with the ownership of variable insurance products, unless they were acquired through an exchange from a Delaware Group fund which carried a front-end sales charge, CDSC or Limited CDSC).

  The privilege also extends to all purchases made at one time by an individual; or an individual, his or her spouse and their children under the age 21; or a trustee or other fiduciary of trust estates or fiduciary accounts for the benefit of such family members (including certain employee benefit programs).

RIGHT OF ACCUMULATION

  In determining the availability of the reduced front-end sales charge with respect to Class A Shares, purchasers may also combine any subsequent purchases of Class A Shares, Class B Shares and Class C Shares of the Series, as well as shares of any other class of any of the other Delaware Group funds which offer such classes (except shares of any Delaware Group fund which do not carry a front-end sales charge, CDSC or Limited CDSC, other than shares of Delaware Group Premium Fund, Inc. beneficially owned in connection with the ownership of variable insurance products, unless they were acquired through an exchange from a Delaware Group fund which carried a front-end sales charge, CDSC or Limited
CDSC). If, for example, any such purchaser has previously purchased and still holds Class A Shares and/or shares of any other of the classes described in the previous sentence with a value of $40,000 and subsequently purchases $60,000 at offering price of additional shares of Class A Shares, the charge applicable to the $60,000 purchase would currently be 4.75%. For the purpose of this calculation, the shares presently held shall be valued at the public offering price that would have been in effect were the shares purchased simultaneously with the current purchase. Investors should refer to the table of sales charges for Class A Shares to determine the applicability of the Right of Accumulation to their particular circumstances.


                                                                            - 15

DELAWARE GROUP DELCAP FUND, INC.-PART B--PAGE 16


12-MONTH REINVESTMENT PRIVILEGE

  Holders of Class A Shares (and of the Institutional Class holding shares which were acquired through an exchange of one of the other mutual funds in the Delaware Group offered with a front-end sales charge) who redeem such shares of the Fund have one year from the date of redemption to reinvest all or part of their redemption proceeds in Class A Shares of the Series or in Class A Shares of any of the other funds in the Delaware Group, subject to applicable eligibility and minimum purchase requirements, in states where shares of such other funds may be sold, at net asset value without the payment of a front-end sales charge. This privilege does not extend to Class A Shares where the redemption of the shares triggered the payment of a Limited CDSC. Persons investing redemption proceeds from direct investments in mutual funds in the Delaware Group offered without a front-end sales charge will be required to pay the applicable sales charge when purchasing Class A Shares. The reinvestment privilege does not extend to a redemption of either Class B or Class C Shares.

  Any such reinvestment cannot exceed the redemption proceeds (plus any amount necessary to purchase a full share). The reinvestment will be made at the net asset value next determined after receipt of remittance. A redemption and reinvestment could have income tax consequences. It is recommended that a tax adviser be consulted with respect to such transactions. Any reinvestment directed to a fund in which the investor does not then have an account will be treated like all other initial purchases of a fund's shares. Consequently, an investor should obtain and read carefully the prospectus for the fund in which the investment is proposed to be made before investing or sending money. The prospectus contains more complete information about the fund, including charges and expenses.
  Investors should consult their financial advisers or the Transfer Agent, which also serves as the Fund's shareholder servicing agent, about the applicability of the Limited CDSC (see Contingent Deferred Sales Charge for Certain Purchases of Class A Shares Made at Net Asset Value under Redemption and Exchange in the Fund Classes' Prospectus) in connection with the features described above.

GROUP INVESTMENT PLANS

  Group Investment Plans that are not eligible to purchase shares of the Institutional Class may also benefit from the reduced front-end sales charges for investments in Class A Shares set forth in the table on page 8, based on total plan assets. If a company has more than one plan investing in the Delaware Group of funds, then the total amount invested in all plans would be used in determining the applicable front-end sales charge reduction upon each purchase, both initial and subsequent, upon notification to the Fund at the time of each such purchase. Employees participating in such Group Investment Plans may also combine the investments made in their plan account when determining the applicable front-end sales charge on purchases to non-retirement Delaware Group investment accounts if they so notify the Fund in connection with each purchase. For other retirement plans and special services, see Retirement Plans for the Fund Classes under Investment Plans.


DELCAP FUND INSTITUTIONAL CLASS

  The Institutional Class is available for purchase only by: (a) retirement plans introduced by persons not associated with brokers or dealers that are primarily engaged in the retail securities business and rollover individual retirement accounts from such plans; (b) tax-exempt employee benefit plans of the Manager or its affiliates and securities dealer firms with a selling agreement with the Distributor; (c) institutional advisory accounts of the Manager or its affiliates and those having client relationships with Delaware Investment Advisers, a division of the Manager, or its affiliates and their corporate sponsors, as well as subsidiaries and related employee benefit plans and rollover individual retirement accounts from such institutional advisory accounts; (d) banks, trust companies and similar financial institutions investing for their own account or for the account of their trust customers for whom such financial institution is exercising investment discretion in purchasing shares of the class; and (e) registered investment advisers investing on behalf of clients that consist solely of institutions and high net-worth individuals having at least $1,000,000 entrusted to the adviser for investment purposes, but only if the adviser is not affiliated or associated with a broker or dealer and derives compensation for its services exclusively from its clients for such advisory services.

  Shares of the Institutional Class are available for purchase at net asset value, without the imposition of a front-end or contingent deferred sales charge and are not subject to
Rule 12b-1 expenses.

INVESTMENT PLANS

REINVESTMENT PLAN/OPEN ACCOUNT
  Unless otherwise designated by shareholders in writing, dividends from net investment income and distributions from realized securities profits, if any, will be automatically reinvested in additional shares of the respective Fund Class in which an investor has an account (based on the net asset value in effect on the reinvestment date) and will be credited to the shareholder's account on that date. All dividends and distributions of the Institutional Class are reinvested in the account of the holders of such shares (based on the net asset value of the Fund in effect on the reinvestment date). A confirmation of each dividend payment from net investment income and of distributions from realized securities profits, if any, will be mailed to shareholders in the first quarter of the fiscal year.

  Under the Reinvestment Plan/Open Account, shareholders may purchase and add full and fractional shares to their plan accounts at any time either through their investment dealers or by sending a check or money order to the Series. Such purchases, which must meet the minimum subsequent purchase requirements set forth in the Prospectus and this Part B, are made for Class A Shares at the public offering price and, for Class B Shares, Class C Shares and Institutional Class at the net asset value at the end of the


                                                                            - 16

DELAWARE GROUP DELCAP FUND, INC.-PART B--PAGE 17


day of receipt. A reinvestment plan may be terminated at any time. This plan does not assure a profit nor protect against depreciation in a declining market.

REINVESTMENT OF DIVIDENDS IN OTHER
DELAWARE GROUP FUNDS

  Subject to applicable eligibility and minimum initial purchase requirements, and the limitations set forth below, holders of Class A, Class B and Class C Shares may automatically reinvest dividends and/or distributions from the Series in any of the other mutual funds in the Delaware Group, including the Series, in states where their shares may be sold. Such investments will be at net asset value at the close of business on the reinvestment date without any front-end sales charge or service fee. Nor will such investments be subject to a CDSC or Limited CDSC. The shareholder must notify the Transfer Agent in writing and must have established an account in the fund into which the dividends and/or distributions are to be invested. Any reinvestment directed to a fund in which the investor does not then have an account will be treated like all other initial purchases of a fund's shares. Consequently, an investor should obtain and read carefully the prospectus for the fund in which the investment is proposed to be made before investing or sending money. The prospectus contains more complete information about the fund, including charges and expenses. See also Dividend Reinvestment Plan in the Prospectus for the Fund Classes.


  Subject to the following limitations, dividends and/or distributions from other funds in the Delaware Group may be invested in shares of the Series, provided an account has been established. Dividends from Class A Shares may not be directed to Class B Shares or Class C Shares of another fund in the Delaware Group. Dividends from Class B Shares may only be directed to Class B Shares of another fund in the Delaware Group that offers such class of shares. Dividends from Class C Shares may only be directed to Class C Shares of another fund in the Delaware Group that offers such class of shares. See Class B Funds and Class C Funds under Buying Shares in the Fund Classes' Prospectus for the funds in the Delaware Group that are eligible for investment by holders of Series shares.

  This option is not available to participants in the following plans: SAR/SEP, SEP/IRA, Profit Sharing and Money Purchase Pension Plans, 401(k) Defined Contribution Plans, 403(b)(7) Deferred Compensation Plans or 457 Deferred Compensation Plans.

INVESTING BY ELECTRONIC FUND TRANSFER

  Direct Deposit Purchase Plan--Investors may arrange for the Series to accept for investment in Class A, Class B or Class C Shares, through an agent bank, preauthorized government or private recurring payments. This method of investment assures the timely credit to the shareholder's account of payments such as social security, veterans' pension or compensation benefits, federal salaries, Railroad Retirement benefits, private payroll checks, dividends, and disability or pension fund benefits. It also eliminates lost, stolen and delayed checks.


  Automatic Investing Plan--Shareholders of the Class A, Class B and Class C Shares may make automatic investments by authorizing, in advance, monthly payments directly from their checking account for deposit into their Series account. This type of investment will be handled in either of the two ways noted below. (1) If the shareholder's bank is a member of the National Automated Clearing House Association ("NACHA"), the amount of the investment will be electronically deducted from his or her account by Electronic Fund Transfer ("EFT"). The shareholder's checking account will reflect a debit each month at a specified date although no check is required to initiate the transaction. (2) If the shareholder's bank is not a member of NACHA, deductions will be made by preauthorized checks, known as Depository Transfer Checks. Should the shareholder's bank become a member of NACHA in the future, his or her investments would be handled electronically through EFT.

  This option is not available to participants in the following plans: SAR/SEP, SEP/IRA, Profit Sharing and Money Purchase Pension Plans, 401(k) Defined Contribution Plans, 403(b)(7) Deferred Compensation Plans or 457 Deferred Compensation Plans.

                                     * * *


  Investments under the Direct Deposit Purchase Plan and the Automatic Investing Plan must be for $25 or more for Class A Shares and $100 or more for Class B and Class C Shares. An investor wishing to take advantage of either service must complete an authorization form. Either service can be discontinued by the shareholder at any time without penalty by giving written notice.

  Payments to the Series from the federal government or its agencies on behalf of a shareholder may be credited to the shareholder's account after such payments should have been terminated by reason of death or otherwise. Any such payments are subject to reclamation by the federal government or its agencies. Similarly, under certain circumstances, investments from private sources may be subject to reclamation by the transmitting bank. In the event of a reclamation, the Fund may liquidate sufficient shares from a shareholder's account to reimburse the government or the private source. In the event there are insufficient shares in the shareholder's account, the shareholder is expected to reimburse the Series.

DIRECT DEPOSIT PURCHASES BY MAIL
  Shareholders may authorize a third party, such as a bank or employer, to make investments directly to their Series accounts. The Series will accept these investments, such as bank-by-phone, annuity payments and payroll allotments, by mail directly from the third party. Investors should contact their employers or financial institutions who in turn should contact the Fund for proper instructions.

                                                                            - 17

DELAWARE GROUP DELCAP FUND, INC.-PART B--PAGE 18


RETIREMENT PLANS FOR THE FUND CLASSES

  An investment in the Series may be suitable for tax-deferred retirement plans. Among the retirement plans noted below, Class B Shares are available for investment only by Individual Retirement Accounts, Simplified Employee Pension Plans, 457 Deferred Compensation Plans and 403(b)(7) Deferred Compensation Plans. The CDSC may be waived on certain redemptions of Class B Shares and Class C Shares. See the Prospectus for the Fund Classes under Redemption and Exchange--Waiver of CDSC--Class B and Class C Shares for a list of the instances in which the CDSC is waived.


  Each purchase of Class B Shares is subject to a maximum purchase limitation of $250,000 for retirement plans. Each purchase of Class C Shares must be in an amount that is less than $1,000,000 for such plans. The maximum purchase limitations apply only to the initial purchase of shares by the retirement plan.


  Minimum investment limitations generally applicable to other investors do not apply to retirement plans, other than Individual Retirement Accounts ("IRAs") for which there is a minimum initial purchase of $250, and a minimum subsequent purchase of $25, regardless of which class is selected. Retirement plans may be subject to plan establishment fees, annual maintenance fees and/or other administrative or trustee fees. Fees are based upon the number of participants in the plan as well as the services selected. Additional information about fees is included in retirement plan materials. Fees are quoted upon request. Annual maintenance fees may be shared by Delaware Management Trust Company, the Transfer Agent, other affiliates of the Manager and others that provide services to such plans.


  Certain shareholder investment services available to non-retirement plan shareholders may not be available to retirement plan shareholders. Certain retirement plans may qualify to purchase shares of the Institutional Class. See DelCap Fund Institutional Class above. For additional information on any of the plans and Delaware's retirement services, call the Shareholder Service Center telephone number.


  IT IS ADVISABLE FOR AN INVESTOR CONSIDERING ANY ONE OF THE RETIREMENT PLANS DESCRIBED BELOW TO CONSULT WITH AN ATTORNEY, ACCOUNTANT OR A QUALIFIED RETIREMENT PLAN CONSULTANT. FOR FURTHER DETAILS, INCLUDING APPLICATIONS FOR ANY OF THESE PLANS, CONTACT YOUR INVESTMENT DEALER OR THE DISTRIBUTOR.


  Taxable distributions from the retirement plans described below may be subject to withholding.


  Please contact your investment dealer or the Distributor for the special application forms required for the plans described below.


PROTOTYPE PROFIT SHARING OR MONEY PURCHASE PENSION PLANS

  Prototype Plans are available for self-employed individuals, partnerships and corporations which replace the former Keogh and corporate retirement plans. These Plans contain profit sharing or money purchase pension plan provisions. Contributions for plans of this type may be invested only in Class A and Class C Shares.


INDIVIDUAL RETIREMENT ACCOUNT ("IRA")

  A document is available for an individual who wants to establish an IRA by making contributions which may be tax-deductible, even if the individual is already participating in an employer-sponsored retirement plan. Even if contributions are not deductible for tax purposes, as indicated below, earnings will be tax-deferred. In addition, an individual may make contributions on behalf of a spouse who has no compensation for the year or elects to be treated as having no compensation for the year. Investments in each of the Fund Classes are permissible.


  The Tax Reform Act of 1986 (the "Act") restructured, and in some cases eliminated, the tax deductibility of IRA contributions. Under the Act, the full deduction for IRAs ($2,000 for each working spouse and $2,250 for one-income couples) was retained for all taxpayers who are not covered by an employer-sponsored retirement plan. Even if a taxpayer (or his or her spouse) is covered by an employer-sponsored retirement plan, the full deduction is still available if the taxpayer's adjusted gross income is below $25,000 ($40,000 for taxpayers filing joint returns). A partial deduction is allowed for married couples with incomes between $40,000 and $50,000, and for single individuals with incomes between $25,000 and $35,000. The Act does not permit deductions for contributions to IRAs by taxpayers whose adjusted gross income before IRA deductions exceeds $50,000 ($35,000 for singles) and who are active participants in an employer-sponsored retirement plan. Taxpayers who are not allowed deductions on IRA contributions still can make nondeductible IRA contributions of as much as $2,000 for each working spouse ($2,250 for one-income couples), and defer taxes on interest or other earnings from the IRAs. Special rules apply for determining the deductibility of contributions made by married individuals filing separate returns.


  A company or association may establish a Group IRA for employees or members who want to purchase shares of the Series. Purchases of $1 million or more of Class A Shares qualify for purchase at net asset value but may, under certain circumstances, be subject to a Limited CDSC. See Purchasing Shares concerning reduced front-end sales charges applicable to Class A Shares.


  Investments generally must be held in the IRA until age 59 1/2 in order to avoid premature distribution penalties, but distributions generally must commence no later than April 1 of the calendar year following the year in which the participant reaches age 70 1/2. Individuals are entitled to revoke the account, for any reason and without penalty, by mailing written notice of revocation to Delaware Management Trust Company within seven days after the receipt of the IRA Disclosure Statement or within seven days after the establishment of the IRA, except, if the IRA is established more than seven days after receipt of the IRA Disclosure Statement, the account may not be revoked. Distributions from the account (except for the pro-rata portion of any nondeductible contributions) are fully taxable


                                                                            - 18

DELAWARE GROUP DELCAP FUND, INC.-PART B--PAGE 19



as ordinary income in the year received. Excess contributions removed after the tax filing deadline, plus extensions, for the year in which the excess contributions were made are subject to a 6% excise tax on the amount of excess. Premature distributions (distributions made before age 59 1/2, except for death, disability and certain other limited circumstances) will be subject to a 10% excise tax on the amount prematurely distributed, in addition to the income tax resulting from the distribution. See Class B Shares and Class C Shares under Alternative Purchase Arrangements, Contingent Deferred Sales Charge--Class B Shares and Class C Shares, and Waiver of CDSC--Class B Shares and Class C Shares in the Fund Classes' Prospectus concerning the applicability of a CDSC upon redemption.

  See Appendix B for additional IRA information.

SIMPLIFIED EMPLOYEE PENSION PLAN ("SEP/IRA")

  A SEP/IRA may be established by an employer who wishes to sponsor a tax-sheltered retirement program by making contributions on behalf of all eligible employees. Each of the Fund Classes is available for investment by a SEP/IRA.



SALARY REDUCTION SIMPLIFIED EMPLOYEE PENSION PLAN
("SAR/SEP")


  Employers with 25 or fewer eligible employees can establish this plan which permits employer contributions and salary deferral contributions in Class A Shares and Class C Shares only.


PROTOTYPE 401(K) DEFINED CONTRIBUTION PLAN

  Section 401(k) of the Code permits employers to establish qualified plans based on salary deferral contributions. Plan documents are available to enable employers to establish a plan. An employer may also elect to make profit sharing contributions and/or matching contributions with investments in only Class A Shares and Class C Shares or certain other funds in the Delaware Group. Purchases under the plan may be combined for purposes of computing the reduced front-end sales charge applicable to Class A Shares as set forth in the table on page 8.


DEFERRED COMPENSATION PLAN FOR PUBLIC SCHOOLS
AND NON-PROFIT ORGANIZATIONS ("403(B)(7)")

  Section 403(b)(7) of the Code permits public school systems and certain non-profit organizations to use mutual fund shares held in a custodial account to fund deferred compensation arrangements for their employees. A custodial account agreement is available for those employers who wish to purchase any of the Fund Classes in conjunction with such an arrangement. Applicable front-end sales charges with respect to Class A Shares for such purchases are set forth in the table on page 8.


DEFERRED COMPENSATION PLAN FOR STATE AND LOCAL
GOVERNMENT EMPLOYEES ("457")

  Section 457 of the Code permits state and local governments, their agencies and certain other entities to establish a deferred compensation plan for their employees who wish to participate. This enables employees to defer a portion of their salaries and any federal (and possibly state) taxes thereon. Such plans may invest in shares of any of the Fund Classes. Although investors may use their own plan, there is available a Delaware Group 457 Deferred Compensation Plan. Interested investors should contact the Distributor or their investment dealers to obtain further information. Applicable front-end sales charges for such purchases of Class A Shares are set forth in the table on page 8.


DETERMINING OFFERING PRICE
AND NET ASSET VALUE


  Orders for purchases of Class A Shares are effected at the offering price next calculated by the Fund after receipt of the order by the Fund or its agent. Orders for purchases of Class B Shares, Class C Shares and the Institutional Class are effected at the net asset value per share next calculated after receipt of the order by the Fund or its agent. Selling dealers have the responsibility of transmitting orders promptly.


  The offering price for Class A Shares consists of the net asset value per share plus any applicable sales charges. Offering price and net asset value are computed as of the close of regular trading on the New York Stock Exchange (ordinarily, 4 p.m., Eastern time) on days when the Exchange is open. The New York Stock Exchange is scheduled to be open Monday through Friday throughout the year except for New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. When the New York Stock Exchange is closed, the Fund will generally be closed, pricing calculations will not be made and purchase and redemption orders will not be processed.


  An example showing how to calculate the net asset value per share and, in the case of Class A Shares, the offering price per share, is included in the Series' financial statements which are incorporated by reference into this Part B.

  The Series' net asset value per share is computed by adding the value of all the securities and other assets in the Series' portfolio, deducting any liabilities of the Series, and dividing by the number of Series shares outstanding. Expenses and fees are accrued daily. In determining the Series' total net assets, portfolio securities primarily listed or traded on a national or foreign securities exchange, except for bonds, are valued at the last sale price on that exchange. Options are valued at the last reported sale price or, if no sales are reported, at the mean between bid and asked prices. For valuation purposes, foreign securities initially expressed in foreign currency values will be converted into U.S. dollar values at the mean between the bid and offered quotations of such currencies against U.S. dollars as last quoted by any recognized dealer. Securities not traded on a particular day, over-the-counter securities, and government and agency securities are valued at the mean value between bid and asked prices. Money market instruments having a maturity of less than 60 days are valued at amortized cost. Debt securities (other than short-term obligations) are valued on the basis of valuations provided by a pricing

                                                                            - 19

DELAWARE GROUP DELCAP FUND, INC.-PART B--PAGE 20



service when such prices are believed to reflect the fair value of such securities. Use of a pricing service has been approved by the Board of Directors. Prices provided by a pricing service take into account appropriate factors such as institutional trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Subject to the foregoing, securities for which market quotations are not readily available and other assets are valued at fair value as determined in good faith and in a method approved by the Board of Directors.


  Each Class of the Series will bear, pro-rata, all of the common expenses of the Series. The net asset values of all outstanding shares of each Class of the Series will be computed on a pro-rata basis for each outstanding share based on the proportionate participation in the Series represented by the value of shares of that Class. All income earned and expenses incurred by the Series will be borne on a pro-rata basis by each outstanding share of a Class, based on each Class' percentage in the Fund represented by the value of shares of such Classes, except that the Institutional Class will not incur any of the expenses under the Fund's 12b-1 Plans and the Class A, Class B and Class C Shares alone will bear the 12b-1 Plan expenses payable under their respective Plans. Due to the specific distribution expenses and other costs that will be allocable to each Class, the net asset value of each Class of the Series will vary.


REDEMPTION AND REPURCHASE


  Any shareholder may require the Fund to redeem Series shares by sending a WRITTEN REQUEST, signed by the record owner or owners exactly as the shares are registered, to the Fund, 1818 Market Street, Philadelphia, PA 19103. In addition, certain expedited redemption methods described below are available when stock certificates have not been issued. The Fund does not issue certificates for Class A Shares or Institutional Class shares, unless a shareholder specifically requests them. The Fund does not issue certificates for Class B Shares or Class C Shares. If stock certificates have been issued for shares being redeemed, they must accompany the written request. For redemptions of $50,000 or less paid to the shareholder at the address of record, the Fund requires a request signed by all owners of the shares or the investment dealer of record, but does not require signature guarantees. When the redemption is for more than $50,000, or if payment is made to someone else or to another address, signatures of all record owners are required and a signature guarantee may be required. Each signature guarantee must be supplied by an eligible guarantor institution. The Fund reserves the right to reject a signature guarantee supplied by an eligible institution based on its creditworthiness. The Fund may request further documentation from corporations, retirement plans, executors, administrators, trustees or guardians.


  In addition to redemption of Series shares by the Fund, the Distributor, acting as agent of the Fund, offers to repurchase Series shares from broker/dealers acting on behalf of shareholders. The redemption or repurchase price, which may be more or less than the shareholder's cost, is the net asset value per share next determined after receipt of the request in good order by the Fund or its agent, less any applicable CDSC or Limited CDSC. This is computed and effective at the time the offering price and net asset value are determined. See Determining Offering Price and Net Asset Value.The Fund and the Distributor end their business day at 5 p.m., Eastern time. This offer is discretionary and may be completely withdrawn without further notice by the Distributor.


  Orders for the repurchase of Series shares which are submitted to the Distributor prior to the close of its business day will be executed at the net asset value per share computed that day (subject to any applicable CDSC or Limited CDSC), if the repurchase order was received by the broker/dealer from the shareholder prior to the time the offering price and net asset value are determined on such day. The selling dealer has the responsibility of transmitting orders to the Distributor promptly. Such repurchase is then settled as an ordinary transaction with the broker/dealer (who may make a charge to the shareholder for this service) delivering the shares repurchased.


  Certain redemptions of Class A Shares purchased at net asset value may result in the imposition of a Limited CDSC. See Contingent Deferred Sales Charge for Certain Purchases of Class A Shares Made at Net Asset Value under Redemption and Exchange in the Prospectus for the Fund Classes. Class B Shares are subject to a CDSC of: (i) 4% if shares are redeemed within two years of purchase; (ii) 3% if shares are redeemed during the third or fourth year following purchase; (iii) 2% if shares are redeemed during the fifth year following purchase; and (iv) 1% if shares are redeemed during the sixth year following purchase. Class C Shares are subject to a CDSC of 1% if shares are redeemed within twelve months following purchase. See Contingent Deferred Sales Charge under Buying Shares in the Prospectus for the Fund Classes. Except for the applicable CDSC or Limited CDSC and, with respect to the expedited payment by wire described below, for which there is currently a $7.50 bank wiring cost, neither the Fund nor the Distributor charges a fee for redemptions or repurchases, but such fees could be charged at any time in the future.

  Payment for shares redeemed will ordinarily be mailed the next business day, but in no case later than seven days, after receipt of a redemption request in good order.
  If a shareholder who recently purchased shares by check seeks to redeem all or a portion of those shares in a written request, the Fund will honor the redemption request but will not mail the proceeds until it is reasonably satisfied of the collection of the investment check. This potential delay can be avoided by making investments by wiring Federal Funds.
  If a shareholder has been credited with a purchase by a check which is subsequently returned unpaid for insufficient funds or for any other reason, the Fund will automatically redeem from the shareholder's account the Series shares purchased by the check plus any dividends earned thereon.

                                                                            - 20

DELAWARE GROUP DELCAP FUND, INC.-PART B--PAGE 21


Shareholders may be responsible for any losses to the Series or to the Distributor.
  In case of a suspension of the determination of the net asset value because the New York Stock Exchange is closed for other than weekends or holidays, or trading thereon is restricted or an emergency exists as a result of which disposal by the Series of securities owned by it is not reasonably practical, or it is not reasonably practical for the Series fairly to value its assets, or in the event that the Securities and Exchange Commission has provided for such suspension for the protection of shareholders, the Series may postpone payment or suspend the right of redemption or repurchase. In such case, the shareholder may withdraw the request for redemption or leave it standing as a request for redemption at the net asset value next determined after the suspension has been terminated.
  Payment for shares redeemed or repurchased may be made either in cash or kind, or partly in cash and partly in kind. Any portfolio securities paid or distributed in kind would be valued as described in Determining Offering Price and Net Asset Value. Subsequent sale by an investor receiving a distribution in kind could result in the payment of brokerage commissions. However, the Fund has elected to be governed by Rule 18f-1 under the Investment Company Act of 1940 pursuant to which the Fund is obligated to redeem Series shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Series during any 90-day period for any one shareholder.
  The value of the Series' investments is subject to changing market prices. Thus, a shareholder reselling shares to the Series may sustain either a gain or loss, depending upon the price paid and the price received for such shares.

SMALL ACCOUNTS

  Before the Fund involuntarily redeems shares from an account that, under the circumstances listed in the relevant Prospectus, has remained below the minimum amounts required by the Series' Prospectuses and sends the proceeds to the shareholder, the shareholder will be notified in writing that the value of the shares in the account is less than the minimum required and will be allowed 60 days from the date of notice to make an additional investment to meet the required minimum. See The Conditions of Your Purchase under Buying Shares in the Series' Prospectuses. Any redemption in an inactive account established with a minimum investment may trigger mandatory redemption. No CDSC or Limited CDSC will apply to the redemptions described in this paragraph.


  Effective November 29, 1995, the minimum initial investment in Class A Shares was increased from $250 to $1,000. Class A accounts that were established prior to November 29, 1995 and maintain a balance in excess of $250 will not presently be subject to the $9 quarterly service fee that may be assessed to accounts with balances below the stated minimum nor subject to involuntary redemption.



                                     * * *


  The Fund has available certain redemption privileges, as described below. The Fund reserves the right to suspend or terminate these expedited payment procedures upon 60 days' written notice to shareholders.


EXPEDITED TELEPHONE REDEMPTIONS


  Shareholders of the Fund Classes or their investment dealers of record wishing to redeem any amount of shares of $50,000 or less for which certificates have not been issued may call the Fund at 800-523-1918 (in Philadelphia, 215-988-1241) or in the case of shareholders of the Institutional Class, their Client Services Representative at 800-828-5052 prior to the time the offering price and net asset value are determined, as noted above, and have the proceeds mailed to them at the record address. Checks payable to the shareholder(s) of record will normally be mailed the next business day, but no later than seven days, after the receipt of the redemption request. This option is only available to individual, joint and individual fiduciary-type accounts.

  In addition, redemption proceeds of $1,000 or more can be transferred to your predesignated bank account by wire or by check by calling the Fund, as described above. An authorization form must have been completed by the shareholder and filed with the Fund before the request is received. Payment will be made by wire or check to the bank account designated on the authorization form as follows:
  1. PAYMENT BY WIRE: Request that Federal Funds be wired to the bank account designated on the authorization form. Redemption proceeds will normally be wired on the next business day following receipt of the redemption request. There is a $7.50 wiring fee (subject to change) charged by CoreStates Bank, N.A. which will be deducted from the withdrawal proceeds each time the shareholder requests a redemption. If the proceeds are wired to the shareholder's account at a bank which is not a member of the Federal Reserve System, there could be a delay in the crediting of the funds to the shareholder's bank account.

  2. PAYMENT BY CHECK: Request a check be mailed to the bank account designated on the authorization form. Redemption proceeds will normally be mailed the next business day, but no later than seven days, from the date of the telephone request. This procedure will take longer than the Payment by Wire option (1 above) because of the extra time necessary for the mailing and clearing of the check after the bank receives it.

  REDEMPTION REQUIREMENTS: In order to change the name of the bank and the account number it will be necessary to send a written request to the Fund and a signature guarantee may be required. Each signature guarantee must be supplied by an eligible guarantor institution. The Fund reserves the right to reject a signature guarantee supplied by an eligible institution based on its creditworthiness.
  To reduce the shareholder's risk of attempted fraudulent use of the telephone redemption procedure, payment will be made only to the bank account designated on the authorization form.
  The Fund will not honor telephone redemptions for Series shares recently purchased by check unless it is reasonably satisfied that the purchase check has cleared.

                                                                            - 21

DELAWARE GROUP DELCAP FUND, INC.-PART B--PAGE 22


  If expedited payment under these procedures could adversely affect the Series, the Fund may take up to seven days to pay the shareholder.

  Neither the Fund nor the Transfer Agent is responsible for any shareholder loss incurred in acting upon written or telephone instructions for redemption or exchange of Series shares which are reasonably believed to be genuine. With respect to such telephone transactions, the Fund will follow reasonable procedures to confirm that instructions communicated by telephone are genuine (including verification of a form of personal identification) as, if it does not, the Fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent transactions. Telephone instructions received by shareholders of the Fund Classes are generally tape recorded. A written confirmation will be provided for all purchase, exchange and redemption transactions initiated by telephone.


SYSTEMATIC WITHDRAWAL PLAN

  Shareholders of Class A, Class B and Class C Shares who own or purchase $5,000 or more of shares at the offering price, or net asset value, as applicable, for which certificates have not been issued may establish a Systematic Withdrawal Plan for monthly withdrawals of $25 or more, or quarterly withdrawals of $75 or more, although the Series does not recommend any specific amount of withdrawal. This $5,000 minimum does not apply for the Series' prototype retirement plans. Shares purchased with the initial investment and through reinvestment of cash dividends and realized securities profits distributions will be credited to the shareholder's account and sufficient full and fractional shares will be redeemed at the net asset value calculated on the third business day preceding the mailing date.


  Checks are dated either the 1st or the 15th of the month, as selected by the shareholder, (unless such date falls on a holiday or a weekend) and are normally mailed within two business days. Both ordinary income dividends and realized securities profits distributions will be automatically reinvested in additional shares of the Class at net asset value. This plan is not recommended for all investors and should be started only after careful consideration of its operation and effect upon the investor's savings and investment program. To the extent that withdrawal payments from the plan exceed any dividends and/or realized securities profits distributions paid on shares held under the plan, the withdrawal payments will represent a return of capital, and the share balance may in time be depleted, particularly in a declining market.

  The sale of shares for withdrawal payments constitutes a taxable event and a shareholder may incur a capital gain or loss for federal income tax purposes. This gain or loss may be long-term or short-term depending on the holding period for the specific shares liquidated. Premature withdrawals from Retirement Plans may have adverse tax consequences.

  Withdrawals under this plan by the holders of Class A Shares or any similar plan of any other investment company charging a front-end sales charge made concurrently with the purchases of Class A Shares of this or the shares of any other investment company will ordinarily be disadvantageous to the shareholder because of the payment of duplicative sales charges. Shareholders should not purchase Class A Shares while participating in a Systematic Withdrawal Plan and a periodic investment program in a fund managed by the Manager must be terminated before a Systematic Withdrawal Plan can take effect, except if the shareholder is a participant in one of our Retirement Plans or is investing in Delaware Group funds which do not carry a sales charge. Also, redemptions of Class A Shares pursuant to a Systematic Withdrawal Plan may be subject to a Limited CDSC if the purchase was made at net asset value and a dealer's commission has been paid on that purchase. Redemptions of Class B Shares or Class C Shares pursuant to a Systematic Withdrawal Plan may be subject to a CDSC, unless the annual amount selected to be withdrawn is less than 12% of the account balance on the date that the Systematic Withdrawal Plan was established. See Waiver of CDSC--Class B and Class C Shares and Waiver of Limited CDSC--Class A Shares under Redemption and Exchange in the Prospectus for the Fund Classes.


  An investor wishing to start a Systematic Withdrawal Plan must complete an authorization form. If the recipient of Systematic Withdrawal Plan payments is other than the registered shareholder, the shareholder's signature on this authorization must be guaranteed. Each signature guarantee must be supplied by an eligible guarantor institution. The Fund reserves the right to reject a signature guarantee supplied by an eligible institution based on its creditworthiness. This plan may be terminated by the shareholder or the Transfer Agent at any time by giving written notice.


  The Systematic Withdrawal Plan is not available for the Institutional Class.



WEALTH BUILDER OPTION


  Shareholders of the Fund Classes may elect to invest in one or more of the other mutual funds in the Delaware Group through our Wealth Builder Option. Under this automatic exchange program, shareholders can authorize regular monthly investments (minimum of $100 per fund) to be liquidated from their account and invested automatically into other mutual funds in the Delaware Group, subject to the conditions and limitations set forth in the Fund Classes' Prospectus. See Wealth Builder Option and Redemption and Exchange in the Prospectus for the Fund Classes.

  The investment will be made on the 20th day of each month (or, if the fund selected is not open that day, the next business day) at the public offering price or net asset value, as applicable, of the fund selected on the date of investment. No investment will be made for any month if the value of the shareholder's account is less than the amount specified for investment.

  Periodic investment through the Wealth Builder Option does not insure profits or protect against losses in a declining market. The price of the fund into which investments are made could fluctuate. Since this program involves continuous investment regardless of such fluctuating value, investors selecting this option should consider their financial ability to continue to participate in the program through periods of low fund share prices. This program involves automatic exchanges between two or more fund


                                                                            - 22

DELAWARE GROUP DELCAP FUND, INC.-PART B--PAGE 23


accounts and is treated as a purchase of shares of the fund into which investments are made through the program. See Exchange Privilege for a brief summary of the tax consequences of exchanges.
  Shareholders can also use the Wealth Builder Option to invest in the Fund Classes through regular liquidations of shares in their accounts in other mutual funds in the Delaware Group, subject to the conditions and limitations described in the Fund Classes' Prospectus. Shareholders can terminate their participation at any time by written notice to the Fund.
  This option is not available to participants in the following plans: SAR/SEP, SEP/IRA, Profit Sharing and Money Purchase Pension Plans, 401(k) Defined Contribution Plans, 403(b)(7) Deferred Compensation Plans or 457 Deferred Compensation Plans. This option also is not available to shareholders of the Institutional Class.

DISTRIBUTIONS AND TAXES


  The Series has qualified, and intends to continue to qualify, as a regulated investment company under Subchapter M of the Code. As such, the Series will not be subject to federal income tax on net investment income and net realized capital gains which are distributed to shareholders.

  The Series intends to pay out all of its net investment income and net realized capital gains. The Fund also intends to meet the calendar year distribution requirements imposed by the Code to avoid the imposition of any excise tax. All dividends and any capital gains distributions will be automatically credited to the shareholder's account in additional shares of the same class of the Series at net asset value unless, in the case of shareholders in the Fund Classes, the shareholder requests in writing that such dividends and/or distributions be paid in cash. Dividend payments of $1.00 or less will be automatically reinvested, notwithstanding a shareholder's election to receive dividends in cash. If such a shareholder's dividends increase to greater than $1.00, the shareholder would have to file a new election in order to begin receiving dividends in cash again.

  Each class of shares of the Series will share proportionately in the investment income and expenses of the Series, except that Class A Shares, Class B Shares and Class C Shares alone will incur distribution fees under their respective 12b-1 Plans.


  Any check in payment of dividends or other distributions which cannot be delivered by the United States Post Office or which remains uncashed for a period of more than one year may be reinvested in the shareholder's account at the then-current net asset value and the dividend option may be changed from cash to reinvest. The Series may deduct from a shareholder's account the costs of the Series' effort to locate a shareholder if a shareholder's mail is returned by the Post Office or the Series is otherwise unable to locate the shareholder or verify the shareholder's mailing address. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for their location services.

  Persons not subject to tax will not be required to pay taxes on distributions. Dividends from investment income and short-term capital gains distributions are treated by shareholders as ordinary income for federal income tax purposes. Distributions of long-term capital gains, if any, are taxable to shareholders as long-term capital gains, regardless of the length of time an investor has held such shares, and these gains are currently taxed at long-term capital gain rates. The tax status of dividends and distributions paid to shareholders will not be affected by whether they are paid in cash or in additional shares. Under the Tax Reform Act of 1986, if the Fund were to add another series, the Internal Revenue Service would treat each Series as a single tax entity and capital gains for each Series would be calculated separately.
  Because of the Series' investment policy, only a small portion of the Series' dividends may qualify for the dividends-received deduction for corporations provided in the Tax Reform Act of 1986. The portion of dividends paid by the Series that so qualifies will be designated each year in a notice mailed to the Series' shareholders, and cannot exceed the gross amount of dividends received by the Series from domestic (U.S.) corporations that would have qualified for the dividends-received deduction in the hands of the Series if the Series was a regular corporation. The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions imposed under the Code on the corporation claiming the deduction.
  Shareholders will be notified annually by the Fund as to the federal income tax status of dividends and distributions paid by the Series.
  Distributions may also be subject to state and local taxes; shareholders are advised to consult with their tax advisers in this regard. Shares of the Series will be exempt from Pennsylvania county personal property taxes.
  See also Other Tax Requirements under Accounting and Tax Issues in this Part
B.

  During the fiscal year ended September 30, 1995, distributions totaling $1.83, $1.83 and $1.83 per share of the Class A Shares, the Class B Shares and the Institutional Class were paid from realized securities profits.


INVESTMENT MANAGEMENT
AGREEMENT

  The Manager, located at One Commerce Square, Philadelphia, PA 19103, furnishes investment management services to the Series, subject to the supervision and direction of the Fund's Board of Directors.

  The Manager and its predecessors have been managing the funds in the Delaware Group since 1938. The aggregate assets of these funds on September 30, 1995 were approximately $10,240,754,000. Investment advisory services are also provided to institutional accounts with assets on September 30, 1995 of approximately $17,417,567,000.


                                                                            - 23

DELAWARE GROUP DELCAP FUND, INC.-PART B--PAGE 24



  The Investment Management Agreement for the Series is dated April 3, 1995 and was approved by shareholders on March 29, 1995.


  The Agreement has an initial term of two years and may be renewed each year only so long as such renewal and continuance are specifically approved at least annually by the Board of Directors or by vote of a majority of the outstanding voting securities of the Series, and only if the terms of the renewal thereof have been approved by the vote of a majority of the directors of the Fund who are not parties thereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreement is terminable without penalty on 60 days' notice by the directors of the Fund or by the Manager. The Agreement will terminate automatically in the event of its assignment.


  The compensation paid by the Series for investment management services is equal to 1/16 of 1% per month (the equivalent of 3/4 of 1% per year) of the Series' average daily net assets during the month, less all directors' fees paid to the unaffiliated directors by the Series. This fee may be higher than that paid by some other funds. On September 30, 1995, the total net assets of the Series were $1,020,659,465. Under the general supervision of the Board of Directors, the Manager makes all investment decisions which are implemented by the Fund. The Manager pays the salaries of all directors, officers and employees who are affiliated with both the Manager and the Fund. The investment management fees paid by the Series for the fiscal years ended September 30, 1993, 1994 and 1995 were $8,349,752, $7,925,137 and $7,128,192, respectively.


  Except for those expenses borne by the Manager under the Investment Management Agreement and the Distributor under the Distribution Agreement, the Series is responsible for all of its own expenses. Among others, these include the Series' proportionate share of rent and certain other administrative expenses; the investment management fees; transfer and dividend disbursing agent fees and costs; custodian expenses; federal and state securities registration fees; proxy costs; and the costs of preparing prospectuses and reports sent to shareholders. The ratio of expenses to average daily net assets for Class A Shares for the fiscal year ended September 30, 1995 was 1.37%, which reflects the impact of its 12b-1 Plan. The ratio of expenses to average daily net assets for the Institutional Class was 1.07% for the fiscal year ended September 30, 1995. The ratio of expenses to average daily net assets for Class B Shares was 2.07% for the fiscal year ended September 30, 1995, which reflects the impact of its 12b-1 Plan. The Fund anticipates that the ratio of expenses to average daily net assets of Class C Shares will be identical to that of the Class B Shares.


  By California regulation, the Manager is required to waive certain fees and reimburse the Series for certain expenses to the extent that the Series' operating expenses, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, exceed 2 1/2% of its first $30 million of average daily net assets, 2% of the next $70 million of average daily net assets and 1 1/2% of any additional average daily net assets. For the fiscal year ended September 30, 1995, no such reimbursement was necessary or paid.


DISTRIBUTION AND SERVICE

  The Distributor, Delaware Distributors, L.P. (which formerly conducted business as Delaware Distributors, Inc.), located at 1818 Market Street, Philadelphia, PA 19103, serves as the national distributor of Series shares under a Distribution Agreement dated April 3, 1995, as amended on November 29, 1995. The Distributor is an affiliate of the Manager and bears all of the costs of promotion and distribution, except for payments by the Series on behalf of Class A Shares, Class B Shares and Class C Shares under their respective 12b-1 Plans. Prior to January 3, 1995, Delaware Distributors, Inc. ("DDI") served as the national distributor of the Fund's shares. On that date, Delaware Distributors, L.P., a newly formed limited partnership, succeeded to the business of DDI. All officers and employees of DDI became officers and employees of Delaware Distributors, L.P. DDI is the corporate general partner of Delaware Distributors, L.P. and both DDI and Delaware Distributors, L.P. are indirect, wholly-owned subsidiaries of Delaware Management Holdings, Inc.


  The Transfer Agent, Delaware Service Company, Inc., another affiliate of the Manager located at 1818 Market Street, Philadelphia, PA 19103, serves as the Fund's shareholder servicing, dividend disbursing and transfer agent pursuant to a Shareholders Services Agreement dated June 29, 1988. The Transfer Agent is also an indirect, wholly-owned subsidiary of Delaware Management Holdings, Inc.


OFFICERS AND DIRECTORS

  The business and affairs of the Fund are managed under the direction of its Board of Directors.

  Certain officers and directors of the Fund hold identical positions in each of the other funds in the Delaware Group. On October 31, 1995, the Fund's officers and directors owned less than 1% of the outstanding shares of, respectively, the Class A Shares, Class B Shares and the Institutional Class.


  As of October 31, 1995, the Fund believes the following accounts held 5% or more of the outstanding shares of the Class A Shares, Institutional Class and Class B Shares: Merrill, Lynch, Pierce, Fenner & Smith Inc., Mutual Fund Operations, P.O. Box 41621, Jacksonville, FL 32203 held of record for the benefit of others 5,696,375 shares (18.8%) of the outstanding shares of the Class A Shares. Boston Safe Agent for Mellon Bank Trust, State of California Deferred Compensation Plan 457, A/C CSPF0134002, 1 Cabot Road, Medford MA 02155 held 2,108,427 shares (47.82%); Price Waterhouse, LLP, 401(k) Savings Plan, National Administrative Center, P.O. Box 30004, Tampa, FL 33630 held 1,282,036 shares (29.07%); and Boston Safe Agent for Mellon Bank Trust, State of California Thrift Plan 401(k), A/C CSPF0034002, 1 Cabot Road, Medford MA 02155 held 552,553 shares (12.53%) of the outstanding shares of the Institutional Class. Merrill, Lynch, Pierce, Fenner & Smith Inc., Mutual Fund Operations, Attention Book Entry, 1800 Deer Lake Drive East, 3rd Fl., Jacksonville, FL 32246


                                                                            - 24

DELAWARE GROUP DELCAP FUND, INC.-PART B--PAGE 25



held of record for the benefit of others 10,954 shares (10.47%) of the outstanding shares of the Class B Shares.


  DMH Corp., Delaware Management Company, Inc., Delaware Distributors, L.P., Delaware Distributors, Inc., Delaware Service Company, Inc., Delaware Management Trust Company, Delaware International Holdings Ltd., Founders Holdings, Inc., Delaware International Advisers Ltd. and Delaware Investment Counselors, Inc. are direct or indirect, wholly-owned subsidiaries of Delaware Management Holdings, Inc. ("DMH"). On April 3, 1995, a merger between DMH and a wholly-owned subsidiary of Lincoln National Corporation ("Lincoln National") was completed. In connection with the merger, a new Investment Management Agreement between the Fund on behalf of the Series and the Manager was executed following shareholder approval. DMH and the Manager are now wholly-owned subsidiaries, and subject to the ultimate control, of Lincoln National. Lincoln National, with headquarters in Fort Wayne, Indiana, is a diversified organization with operations in many aspects of the financial services industry, including insurance and investment management.


  Directors and principal officers of the Fund are noted below along with their ages and their business experience for the past five years. Unless otherwise noted, the address of each officer and director is One Commerce Square, Philadelphia, PA 19103.



*WAYNE A. STORK (58)


  Chairman, President, Chief Executive Officer, Director and/or Trustee of the
     Fund, 15 other funds in the Delaware Group (which excludes Delaware Pooled Trust, Inc.) and Delaware Management Holdings, Inc.
  Chairman and Director of Delaware Investment Counselors, Inc. and Delaware
     Pooled Trust, Inc.
  Chairman, Chief Executive Officer, Chief Investment Officer and Director of
     Delaware Management Company, Inc.
  Chairman, Chief Executive Officer and Director of DMH Corp., Delaware
     International Advisers Ltd., Delaware International Holdings Ltd. and Founders Holdings, Inc.
  Director of Delaware Distributors, Inc. and Delaware Service Company, Inc. During the past five years, Mr. Stork has served in various executive capacities at different times within the Delaware organization.



WINTHROP S. JESSUP (50)


  Executive Vice President of the Fund, 15 other funds in the Delaware Group
     (which excludes Delaware Pooled Trust, Inc.) and Delaware Management Holdings, Inc.
  President and Chief Executive Officer of Delaware Pooled Trust, Inc. President and Director of Delaware Investment Counselors, Inc.
  Executive Vice President and Director of DMH Corp., Delaware Management
     Company, Inc., Delaware International Holdings Ltd. and Founders Holdings, Inc.
  Vice Chairman and Director of Delaware Distributors, Inc.
  Vice Chairman of Delaware Distributors, L.P.
  Director of Delaware Management Trust Company, Delaware Service Company, Inc.
     and Delaware International Advisers Ltd.
  During the past five years, Mr. Jessup has served in various executive capacities at different times within the Delaware organization.



RICHARD G. UNRUH, JR. (56)


  Executive Vice President of the Fund and each of the other 16 funds in the
     Delaware Group.
  Executive Vice President and Director of Delaware Management Company, Inc. Senior Vice President of Delaware Management Holdings, Inc.
  Director of Delaware International Advisers Ltd.

  During the past five years, Mr. Unruh has served in various executive capacities at different times within the Delaware organization.


WALTER P. BABICH (68)


  Director and/or Trustee of the Fund and each of the other 16 funds in the
     Delaware Group.
  460 North Gulph Road, King of Prussia, PA 19406.
  Board Chairman, Citadel Constructors, Inc.
  From 1986 to 1988, Mr. Babich was a partner of Irwin & Leighton and from 1988 to 1991, he was a partner of I&L Investors.



ANTHONY D. KNERR (56)


  Director and/or Trustee of the Fund and each of the other 16 funds in the
     Delaware Group.
  500 Fifth Avenue, New York, NY 10110.
  Consultant, Anthony Knerr & Associates.
  From 1982 to 1988, Mr. Knerr was Executive Vice President/Finance and
     Treasurer of Columbia University, New York. From 1987 to 1989, he was also a lecturer in English at the University. In addition, Mr. Knerr was Chairman of The Publishing Group, Inc., New York, from 1988 to 1990. Mr. Knerr founded The Publishing Group, Inc. in 1988.

------------------
*Director affiliated with the investment manager of the Fund and considered an "interested person" as defined in the Investment Company Act of 1940.

                                                                            - 25

DELAWARE GROUP DELCAP FUND, INC.-PART B--PAGE 26



ANN R. LEVEN (55)


  Director and/or Trustee of the Fund and each of the other 16 funds in the
     Delaware Group.
  785 Park Avenue, New York, NY 10021.
  Treasurer, National Gallery of Art.
  From 1984 to 1990, Ms. Leven was Treasurer and Chief Fiscal Officer of the
     Smithsonian Institution, Washington, DC, and from 1975 to 1994, she was Adjunct Professor of Columbia Business School.



W. THACHER LONGSTRETH (75)


  Director and/or Trustee of the Fund and each of the other 16 funds in the
     Delaware Group.
  1617 John F. Kennedy Boulevard, Philadelphia, PA 19103.
  Vice Chairman, Packquisition Corp., a financial printing, commercial printing and information processing firm.
  Philadelphia City Councilman.
  President, MLW, Associates.
  Director, Tasty Baking Company.
  Director, Healthcare Services Group.



CHARLES E. PECK (69)


  Director and/or Trustee of the Fund and each of the other 16 funds in the
     Delaware Group.
  P.O. Box 1102, Columbia, MD 21044.
  Secretary, Enterprise Homes, Inc.
  From 1981 to 1990, Mr. Peck was Chairman and Chief Executive Officer of The
     Ryland Group, Inc., Columbia, MD.



DAVID K. DOWNES (55)


  Senior Vice President/Chief Administrative Officer/Chief Financial Officer of the Fund, each of the other 16 funds in the Delaware Group and Delaware Management Company, Inc.
  Chairman and Director of Delaware Management Trust Company.
  Senior Vice President/Chief Administrative Officer/Chief Financial
     Officer/Treasurer of Delaware Management Holdings, Inc.
  Senior Vice President/Chief Financial Officer/Treasurer and Director of DMH
     Corp.
  Senior Vice President/Chief Administrative Officer/Chief Financial Officer and
     Director of Delaware Service Company, Inc.
  Senior Vice President/Chief Administrative Officer of Delaware Distributors,
     L.P.
  Senior Vice President/Chief Administrative Officer and Director of Delaware
     Distributors, Inc.
  Chief Financial Officer and Director of Delaware International Holdings Ltd. Senior Vice President/Chief Financial Officer/Treasurer of Delaware Investment
     Counselors, Inc.
  Senior Vice President and Director of Founders Holdings, Inc.
  Director of Delaware International Advisers Ltd.
  Before joining the Delaware Group in 1992, Mr. Downes was Chief Administrative
     Officer, Chief Financial Officer and Treasurer of Equitable Capital Management Corporation, New York, from December 1985 through August 1992, Executive Vice President from December 1985 through March 1992, and Vice Chairman from March 1992 through August 1992.



GEORGE M. CHAMBERLAIN, JR. (48)


  Senior Vice President and Secretary of the Fund, each of the other 16 funds in the Delaware Group, Delaware Management Holdings, Inc., Delaware Distributors, L.P. and Delaware Investment Counselors, Inc.
  Executive Vice President, Secretary and Director of Delaware Management Trust
     Company.
  Senior Vice President, Secretary and Director of DMH Corp., Delaware
     Management Company, Inc., Delaware Distributors, Inc. and Delaware Service Company, Inc.
  Corporate Vice President, Secretary and Director of Founders Holdings, Inc. Secretary and Director of Delaware International Holdings Ltd.
  Director of Delaware International Advisers Ltd.
  Attorney.
  During the past five years, Mr. Chamberlain has served in various capacities at different times within the Delaware organization.


                                                                            - 26

DELAWARE GROUP DELCAP FUND, INC.-PART B--PAGE 27



EDWARD N. ANTOIAN (39)


  Vice President/Senior Portfolio Manager of the Fund, of seven other equity funds in the Delaware Group and of Delaware Management Company, Inc. During the past five years, Mr. Antoian has served in such capacities within the Delaware organization.



JOSEPH H. HASTINGS (45)


  Vice President/Corporate Controller of the Fund, each of the other 16 funds in the Delaware Group, Delaware Management Holdings, Inc., DMH Corp., Delaware Management Company, Inc., Delaware Distributors, L.P., Delaware Distributors, Inc., Delaware Service Company, Inc., Delaware Investment Counselors, Inc. and Founders Holdings, Inc.
  Executive Vice President/Treasurer/Chief Financial Officer of Delaware
     Management Trust Company.
  Assistant Treasurer of Founders CBO Corporation.
  1818 Market Street, Philadelphia, PA 19103.
  Before joining the Delaware Group in 1992, Mr. Hastings was Chief Financial
     Officer for Prudential Residential Services, L.P., New York, NY from 1989 to 1992. Prior to that, Mr. Hastings served as Controller and Treasurer for Fine Homes International, L.P., Stamford, CT from 1987 to 1989.



MICHAEL P. BISHOF (33)


  Vice President/Treasurer of the Fund, each of the other 16 funds in the Delaware Group, Delaware Management Company, Inc., Delaware Distributors, L.P., Delaware Distributors, Inc., Delaware Service Company, Inc., Founders Holdings, Inc. and Founders CBO Corporation.
  Prior to joining the Delaware Group in 1995, Mr. Bishof was a Vice President for Bankers Trust, New York, NY from 1994 to 1995, a Vice President for CS First Boston Investment Management, New York, NY from 1993 to 1994 and an Assistant Vice President for Equitable Capital Management Corporation, New York, NY from 1987 to 1993.



  The following is a compensation table listing for each director entitled to receive compensation, the aggregate compensation received from the Fund and the total compensation received from all Delaware Group funds for the fiscal year ended September 30, 1995 and an estimate of annual benefits to be received upon retirement under the Delaware Group Retirement Plan for Directors/Trustees as of September 30, 1995.



                                            PENSION OR
                                            RETIREMENT     ESTIMATED      TOTAL
                                             BENEFITS       ANNUAL     COMPENSATION
                              AGGREGATE       ACCRUED      BENEFITS    FROM ALL 17
                             COMPENSATION   AS PART OF       UPON        DELAWARE
            NAME              FROM FUND    FUND EXPENSES  RETIREMENT*  GROUP FUNDS
W. Thacher Longstreth         $ 2,361.23        None        $18,100     $58,187.98
Ann R. Leven                  $ 2,684.77        None        $18,100     $66,323.97
Walter P. Babich              $ 2,717.95        None        $18,100     $67,323.89
Anthony D. Knerr              $ 2,152.50        None        $18,100     $55,793.56
Charles E. Peck               $ 2,361.23        None        $18,100     $58,187.97



*Under the terms of the Delaware Group Retirement Plan for Directors/Trustees, each disinterested director who, at the time of his or her retirement from the Board, has attained the age of 70 and served on the Board for at least five continuous years, is entitled to receive payments from each fund in the Delaware Group for a period equal to the lesser of the number of years that such person served as a director or the remainder of such person's life. The amount of such payments will be equal, on an annual basis, to the amount of the annual retainer that is paid to directors of each fund at the time of such person's retirement. If an eligible director retired as of September 30, 1995, he or she would be entitled to annual payments totaling $18,100, in the aggregate, from all of the funds in the Delaware Group, based on the number of funds in the Delaware Group as of that date.


EXCHANGE PRIVILEGE


  The exchange privileges available for shareholders of the Classes and for shareholders of classes of other funds in the Delaware Group are set forth in the relevant prospectuses for such classes. The following supplements that information. The Fund may modify, terminate or suspend the exchange privilege upon 60 days' notice to shareholders.

  All exchanges involve a purchase of shares of the fund into which the exchange is made. As with any purchase, an investor should obtain and carefully read that fund's prospectus before buying shares in an exchange. The prospectus contains more complete information about the fund, including charges and expenses. A shareholder requesting an exchange will be sent a current prospectus and an authorization form for any of the other mutual funds in the Delaware Group. Exchange instructions must be signed by the record owner(s) exactly as the shares are registered.
  An exchange constitutes, for tax purposes, the sale of one fund or series and the purchase of another. The sale may involve either a capital gain or loss to the shareholder for federal income tax purposes.
  In addition, investment advisers and dealers may make exchanges between funds in the Delaware Group on behalf of their clients by telephone or other expedited means. This service may be discontinued or revised at any time by the Transfer Agent. Such exchange requests may be rejected if


                                                                            - 27

DELAWARE GROUP DELCAP FUND, INC.-PART B--PAGE 28


it is determined that a particular request or the total requests at any time could have an adverse effect on any of the funds. Requests for expedited exchanges may be submitted with a properly completed exchange authorization form, as described above.

TELEPHONE EXCHANGE PRIVILEGE
  Shareholders owning shares for which certificates have not been issued or their investment dealers of record may exchange shares by telephone for shares in other mutual funds in the Delaware Group. This service is automatically provided unless the Fund receives written notice from the shareholder to the contrary.

  Shareholders or their investment dealers of record may contact the Transfer Agent at 800-523-1918 (in Philadelphia, 215-988-1241) or, in the case of shareholders of the Institutional Class their Client Services Representative at 800-828-5052, to effect an exchange. The shareholder's current Series account number must be identified, as well as the registration of the account, the share or dollar amount to be exchanged and the fund into which the exchange is to be made. Requests received on any day after the time the offering price and net asset value are determined will be processed the following day. See Determining Offering Price and Net Asset Value. Any new account established through the exchange will automatically carry the same registration, shareholder information and dividend option as the account from which the shares were exchanged. The exchange requirements of the fund into which the exchange is being made, such as sales charges, eligibility and investment minimums, must be met. (See the prospectus of the fund desired or inquire by calling the Transfer Agent or, as relevant, your Client Services Representative.) Certain funds are not available for Retirement Plans.

  The telephone exchange privilege is intended as a convenience to shareholders and is not intended to be a vehicle to speculate on short-term swings in the securities market through frequent transactions in and out of the funds in the Delaware Group. Telephone exchanges may be subject to limitations as to amounts or frequency. The Transfer Agent and the Fund reserve the right to record exchange instructions received by telephone and to reject exchange requests at any time in the future.

  As described in the Series' Prospectuses, neither the Fund nor the Transfer Agent is responsible for any shareholder loss incurred in acting upon written or telephone instructions for redemption or exchange of Series shares which are reasonably believed to be genuine.



RIGHT TO REFUSE TIMING ACCOUNTS


  With regard to accounts that are administered by market timing services ("Timing Firms") to purchase or redeem shares based on changing economic and market conditions ("Timing Accounts"), the Fund will refuse any new Timing Arrangements, as well as any new purchases (as opposed to exchanges) in Delaware Group funds from Timing Firms. The Fund reserves the right to temporarily or permanently terminate the exchange privilege or reject any specific purchase order for any person whose transactions seem to follow a timing pattern who: (i) makes an exchange request out of the Fund within two weeks of an earlier exchange request out of the Fund, or (ii) makes more than two exchanges out of the Fund per calendar quarter, or (iii) exchanges shares equal in value to at least $5 million, or more than 1/4 of 1% of the Fund's net assets. Accounts under common ownership or control, including accounts administered so as to redeem or purchase shares based upon certain predetermined market indicators, will be aggregated for purposes of the exchange limits.



RESTRICTIONS ON TIMED EXCHANGES


  Timing Accounts operating under existing Timing Agreements may only execute exchanges between the following eight Delaware Group funds: (1) Decatur Income Fund, (2) Decatur Total Return Fund, (3) Delaware Fund, (4) Limited-Term Government Fund, (5) Tax-Free USA Fund, (6) Delaware Cash Reserve, (7) Delchester Fund and (8) Tax-Free Pennsylvania Fund. No other Delaware Group funds are available for Timed Exchanges. Assets redeemed or exchanged out of Timing Accounts in Delaware Group funds not listed above may not be reinvested back into that Timing Account. The Fund reserves the right to apply these same restrictions to the account(s) of any person whose transactions seem to follow a timing pattern (as described above).


  The Fund also reserves the right to refuse the purchase side of an exchange request by any Timing Account, person, or group if, in the Manager's judgment, the Fund would be unable to invest effectively in accordance with its investment objectives and policies, or would otherwise potentially be adversely affected. A shareholder's purchase exchanges may be restricted or refused if the Fund receives or anticipates simultaneous orders affecting significant portions of the Fund's assets. In particular, a pattern of exchanges that coincide with a "market timing" strategy may be disruptive to the Fund and therefore may be refused.


  Except as noted above, only shareholders and their authorized brokers of record will be permitted to make exchanges or redemptions.

  Following is a summary of the investment objectives of the other Delaware Group funds:

  DELAWARE FUND seeks long-term growth by a balance of capital appreciation, income and preservation of capital. It uses a dividend-oriented valuation strategy to select securities issued by established companies that are believed to demonstrate potential for income and capital growth. DEVON FUND seeks current income and capital appreciation by investing primarily in income-producing common stocks, with a focus on common stocks the Manager believes have the potential for above average dividend increases over time.

  TREND FUND seeks long-term growth by investing in common stock issued by emerging growth companies exhibiting strong capital appreciation potential.
  VALUE FUND seeks capital appreciation by investing primarily in common stocks whose market values appear low relative to their underlying value or future potential.

                                                                            - 28

DELAWARE GROUP DELCAP FUND, INC.-PART B--PAGE 29


  DECATUR INCOME FUND seeks the highest possible current income by investing primarily in common stocks that provide the potential for income and capital appreciation without undue risk to principal. DECATUR TOTAL RETURN FUND seeks long-term growth by investing primarily in securities that provide the potential for income and capital appreciation without undue risk to principal.
  DELCHESTER FUND seeks as high a current income as possible by investing principally in corporate bonds, and also in U.S. Government securities and commercial paper.

  U.S. GOVERNMENT FUND seeks high current income by investing primarily in long-term debt obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.


  LIMITED-TERM GOVERNMENT FUND seeks high, stable income by investing primarily in a portfolio of short- and intermediate-term securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and instruments secured by such securities. U.S. GOVERNMENT MONEY FUND seeks maximum current income with preservation of principal and maintenance of liquidity by investing only in short-term securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, and repurchase agreements collateralized by such securities, while maintaining a stable net asset value.

  DELAWARE CASH RESERVE seeks the highest level of income consistent with the preservation of capital and liquidity through investments in short-term money market instruments, while maintaining a stable net asset value.
  TAX-FREE USA FUND seeks high current income exempt from federal income tax by investing in municipal bonds of geographically-diverse issuers. TAX-FREE INSURED FUND invests in these same types of securities but with an emphasis on municipal bonds protected by insurance guaranteeing principal and interest are paid when due. TAX-FREE USA INTERMEDIATE FUND seeks a high level of current interest income exempt from federal income tax, consistent with the preservation of capital by investing primarily in municipal bonds.
  TAX-FREE MONEY FUND seeks high current income, exempt from federal income tax, by investing in short-term municipal obligations, while maintaining a stable net asset value.
  TAX-FREE PENNSYLVANIA FUND seeks a high level of current interest income exempt from federal and, to the extent possible, certain Pennsylvania state and local taxes, consistent with the preservation of capital.

  INTERNATIONAL EQUITY FUND seeks to achieve long-term growth without undue risk to principal by investing primarily in international securities that provide the potential for capital appreciation and income. GLOBAL BOND FUND seeks to achieve current income consistent with the preservation of principal by investing primarily in global fixed income securities that may also provide the potential for capital appreciation. GLOBAL ASSETS FUND seeks to achieve long-term total return by investing in global securities which will provide higher current income than a portfolio comprised exclusively of equity securities, along with the potential for capital growth.

  DELAWARE GROUP PREMIUM FUND offers nine series available exclusively as funding vehicles for certain insurance company separate accounts. EQUITY/INCOME SERIES seeks the highest possible total rate of return by selecting issues that exhibit the potential for capital appreciation while providing higher than average dividend income. HIGH YIELD SERIES seeks as high a current income as possible by investing in rated and unrated corporate bonds, U.S. Government securities and commercial paper. CAPITAL RESERVES SERIES seeks a high stable level of current income while minimizing fluctuations in principal by investing in a diversified portfolio of short- and intermediate-term securities. MONEY MARKET SERIES seeks the highest level of income consistent with preservation of capital and liquidity through investments in short-term money market instruments. GROWTH SERIES seeks long-term capital appreciation by investing its assets in a diversified portfolio of securities exhibiting the potential for significant growth. MULTIPLE STRATEGY SERIES seeks a balance of capital appreciation, income and preservation of capital. It uses a dividend-oriented valuation strategy to select securities issued by established companies that are believed to demonstrate potential for income and capital growth. INTERNATIONAL EQUITY SERIES seeks long-term growth without undue risk to principal by investing primarily in equity securities of foreign issuers that provide the potential for capital appreciation and income. VALUE SERIES seeks capital appreciation by investing in small- to mid-cap common stocks whose market value appears low relative to their underlying value or future earnings and growth potential. Emphasis will also be placed on securities of companies that may be temporarily out of favor or whose value is not yet recognized by the market. EMERGING GROWTH SERIES seeks long-term capital appreciation by investing primarily in small-cap common stocks and convertible securities of emerging and other growth-oriented companies. These securities will have been judged to be responsive to changes in the market place and to have fundamental characteristics to support growth. Income is not an objective.
  For more complete information about any of these funds, including charges and expenses, you can obtain a prospectus from the Distributor. Read it carefully before you invest or forward funds.
  Each of the summaries above is qualified in its entirety by the information contained in each fund's prospectus(es).

GENERAL INFORMATION


  The Manager is the investment manager of the Series. The Manager or its affiliate, Delaware International Advisers Ltd., also manages the other funds in the Delaware Group. The Manager, through a separate division, also manages private investment accounts. While investment decisions for the Series are made independently from those of the other funds and accounts, they may make investment decisions at the same time.


                                                                            - 29

DELAWARE GROUP DELCAP FUND, INC.-PART B--PAGE 30



  Access persons and advisory persons of the Delaware Group of funds, as those terms are defined in SEC Rule 17j-1 under the 1940 Act, who provide services to the Manager, Delaware International Advisers Ltd. or their affiliates, are permitted to engage in personal securities transactions subject to the exceptions set forth in Rule 17j-1 and the following general restrictions and procedures: (1) certain blackout periods apply to personal securities transactions of those persons; (2) transactions must receive advance clearance and must be completed on the same day as the clearance is received; (3) certain persons are prohibited from investing in initial public offerings of securities and other restrictions apply to investments in private placements of securities;
(4) opening positions may only be closed-out at a profit after a 60-day holding period has elapsed; and (5) the Compliance Officer must be informed periodically of all securities transactions and duplicate copies of brokerage confirmations and account statements must be supplied to the Compliance Officer.


  The Distributor acts as national distributor for the Fund and for the other mutual funds in the Delaware Group. As previously described, prior to January 3, 1995, DDI served as the national distributor for the Fund. The Distributor and, in its capacity as such, DDI received net commissions from the Fund on behalf of Class A Shares of the Series after reallowances to dealers, as follows:



                  TOTAL
                  AMOUNT                         NET
                OF UNDER-       AMOUNTS       COMMISSION
  FISCAL         WRITING       REALLOWED          TO
YEAR ENDING     COMMISSION     TO DEALERS     DISTRIBUTOR
-----------     ----------     ----------     ----------
9/30/95        $1,360,871      $1,180,982      $179,889
9/30/94         2,688,927       2,472,670       216,257
9/30/93         6,676,108       6,131,984       544,124



  During the fiscal years ended September 30, 1994 and 1995, the Distributor and, in its capacity as the Fund's national distributor, DDI received Limited CDSC payments in the amounts of $7,500 and $14,860 with respect to the Class A Shares. No amounts were received for the fiscal year ended September 30, 1993 with respect to the Class A Shares.


  During the fiscal year ended September 30, 1995, the Distributor and, in its capacity as the Fund's national distributor, DDI received CDSC payments in the amount of $1,900 with respect to the Class B Shares. No payments were received during the fiscal year ended September 30, 1994 with respect to the Class B Shares.


  Effective as of January 3, 1995, all such payments described above have been paid to the Distributor.

  The Transfer Agent, an affiliate of the Manager, acts as shareholder servicing, dividend disbursing and transfer agent for the Fund and for the other mutual funds in the Delaware Group. The Transfer Agent is paid a fee by the Series for providing these services consisting of an annual per account charge of $5.50 plus transaction charges for particular services according to a schedule. Compensation is fixed each year and approved by the Board of Directors, including a majority of the unaffiliated directors.
  The Manager and its affiliates own the name "Delaware Group." Under certain circumstances, including the termination of the Fund's advisory relationship with the Manager or its distribution relationship with the Distributor, the Manager and its affiliates could cause the Fund to delete the words "Delaware Group" from the Fund's name.
  Chemical Bank, 450 West 33rd Street, New York, NY 10001, is custodian of the Fund's securities and cash. As custodian for the Fund, Chemical Bank maintains a separate account or accounts for the Fund; receives, holds and releases portfolio securities on account of the Fund; receives and disburses money on behalf of the Fund; and collects and receives income and other payments and distributions on account of the Fund's portfolio securities.

  Morgan Guaranty Trust Company of New York, located at 60 Wall Street, New York, NY 10260, provides similar services with respect to the Fund's investments in foreign securities.


  The legality of the issuance of the shares offered hereby, registered pursuant to Rule 24f-2 under the Investment Company Act of 1940, has been passed upon for the Fund by Stradley, Ronon, Stevens & Young, Philadelphia, Pennsylvania.


CAPITALIZATION

  The Fund has a present authorized capitalization of five hundred million shares of capital stock with a $.01 par value per share. Prior to November 9, 1992, the Series offered only one class of shares, the class referred to herein as the Class A Shares. Beginning November 9, 1992, the Series began offering the Institutional Class; beginning September 6, 1994, the Series began offering the Class B Shares; and beginning as of the date of this Part B the Series began offering the Class C Shares. Each Class represents a proportionate interest in the assets of the Series, and each have the same voting and other rights and preferences as the other classes, except that shares of the Institutional Class may not vote on any matter affecting the Fund's Plans under Rule 12b-1. Similarly, as a general matter, shareholders of Class A Shares, Class B Shares and Class C Shares may vote only on matters affecting the 12b-1 Plan that relates to the class of shares that they hold. However, Class B Shares may vote on any proposal to increase materially the fees to be paid by the Series under the Rule 12b-1 Plan relating to Class A Shares. General expenses of the Fund will be allocated on a pro-rata basis to the classes according to asset size, except that expenses of the Rule 12b-1 Plans of Class A, Class B and Class C Shares will be allocated solely to those classes. The Board of Directors has allocated one hundred million shares to the Class A Shares, one hundred million shares to the Class B Shares, fifty million shares to the Class C Shares and fifty million shares to the Institutional Class. While shares of the Series have equal voting rights on matters affecting the entire Fund, the Series would vote separately on any matter which affects only this Series, such as any change in its own investment objective and policy or action to dissolve the Series and as otherwise prescribed by the Investment Company Act of 1940. Shares of the Series have a priority in the Series' assets, and in gains on and income from the portfolio of the Series. Shares have no preemptive rights, are


                                                                            - 30

DELAWARE GROUP DELCAP FUND, INC.-PART B--PAGE 31


fully transferable and, when issued, are fully paid and nonassessable.
  Prior to September 6, 1994, the DelCap Fund A Class was known as the DelCap Fund class and the DelCap Fund Institutional Class was known as the DelCap Fund (Institutional) class.

NONCUMULATIVE VOTING
  THESE SHARES HAVE NONCUMULATIVE VOTING RIGHTS WHICH MEANS THAT THE HOLDERS OF MORE THAN 50% OF THE SHARES OF THE FUND VOTING FOR THE ELECTION OF DIRECTORS CAN ELECT ALL THE DIRECTORS IF THEY CHOOSE TO DO SO, AND, IN SUCH EVENT, THE HOLDERS OF THE REMAINING SHARES WILL NOT BE ABLE TO ELECT ANY DIRECTORS.
  This Part B does not include all of the information contained in the Registration Statement which is on file with the Securities and Exchange Commission.

                                                                            - 31

DELAWARE GROUP DELCAP FUND, INC.-PART B--PAGE 32


APPENDIX A--DESCRIPTION OF RATINGS

BONDS
  Excerpts from Moody's Investors Service, Inc.'s description of its four highest bond ratings: AAA--judged to be the best quality. They carry the smallest degree of investment risk; AA--judged to be of high quality by all standards; A--possess favorable attributes and are considered "upper medium" grade obligations; BAA--considered as medium grade obligations. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.

  Excerpts from Standard & Poor's Rating Group's description of its four highest bond ratings: AAA--highest grade obligations. They possess the ultimate degree of protection as to principal and interest; AA--also qualify as high grade obligations, and in the majority of instances differ from AAA issues only in a small degree; A--strong ability to pay interest and repay principal although more susceptible to changes in circumstances; BBB--regarded as having an adequate capacity to pay interest and repay principal.


                                                                            - 32

DELAWARE GROUP DELCAP FUND, INC.-PART B--PAGE 33


APPENDIX B--IRA INFORMATION


  The Tax Reform Act of 1986 restructured, and in some cases eliminated, the tax deductibility of IRA contributions. Under the Act, the full deduction for IRAs ($2,000 for each working spouse and $2,250 for one-income couples) was retained for all taxpayers who are not covered by an employer-sponsored retirement plan. Even if a taxpayer (or his or her spouse) is covered by an employer-sponsored retirement plan, the full deduction is still available if the taxpayer's adjusted gross income is below $25,000 ($40,000 for taxpayers filing joint returns). A partial deduction is allowed for married couples with incomes between $40,000 and $50,000, and for single individuals with incomes between $25,000 and $35,000. The Act does not permit deductions for contributions to IRAs by taxpayers whose adjusted gross income before IRA deductions exceeds $50,000 ($35,000 for singles) and who are active participants in an employer-sponsored retirement plan. Taxpayers who were not allowed deductions on IRA contributions still can make nondeductible IRA contributions of as much as $2,000 for each working spouse ($2,250 for one-income couples), and defer taxes on interest or other earnings from the IRAs. Special rules apply for determining the deductibility of contributions made by married individuals filing separate returns.

  As illustrated in the following tables, maintaining an Individual Retirement Account remains a valuable opportunity.
  For many, an IRA will continue to offer both an up-front tax break with its tax deduction each year and the real benefit that comes with tax-deferred compounding. For others, losing the tax deduction will impact their taxable income status each year. Over the long term, however, being able to defer taxes on earnings still provides an impressive investment opportunity--a way to have money grow faster due to tax-deferred compounding.

                                                                            - 33

DELAWARE GROUP DELCAP FUND, INC.-PART B--PAGE 34



  Even if your IRA contribution is no longer deductible, the benefits of saving on a tax-deferred basis can be substantial. The following tables illustrate the benefits of tax-deferred versus taxable compounding. Each reflects a constant 10% rate of return, compounded annually, with the reinvestment of all proceeds. The tables do not take into account any sales charges or fees. Of course, earnings accumulated in your IRA will be subject to tax upon withdrawal. If you choose a mutual fund with a fluctuating net asset value, like the Series, your bottom line at retirement could be lower--it could also be much higher.


   $2,000 INVESTED ANNUALLY ASSUMING A 10% ANNUALIZED RETURN

    15% Tax Bracket  Single -- $0-$22,750
                     Joint  -- $0-$38,000

                                                                              HOW MUCH YOU
       END OF            CUMULATIVE               HOW MUCH YOU             HAVE WITH FULL IRA
        YEAR          INVESTMENT AMOUNT         HAVE WITHOUT IRA                DEDUCTION
  ------------------------------------------------------------------------------------------------
          1                $ 2,000                  $   1,844                   $   2,200
  ------------------------------------------------------------------------------------------------
          5                 10,000                     10,929                      13,431
  ------------------------------------------------------------------------------------------------
         10                 20,000                     27,363                      35,062
  ------------------------------------------------------------------------------------------------
         15                 30,000                     52,074                      69,899
  ------------------------------------------------------------------------------------------------
         20                 40,000                     89,231                     126,005
  ------------------------------------------------------------------------------------------------
         25                 50,000                    145,103                     216,364
  ------------------------------------------------------------------------------------------------
         30                 60,000                    229,114                     361,887
  ------------------------------------------------------------------------------------------------
         35                 70,000                    355,438                     596,254
  ------------------------------------------------------------------------------------------------
         40                 80,000                    545,386                     973,704
  ------------------------------------------------------------------------------------------------

 [Without IRA--investment of $1,700 ($2,000 less 15%) earning 8.5% (10% less
15%)]

    28% Tax Bracket  Single -- $22,751-$55,100
                     Joint  -- $38,001-$91,850

                                        HOW MUCH YOU
      END OF          CUMULATIVE        HAVE WITHOUT          HOW MUCH YOU HAVE WITH FULL IRA
       YEAR        INVESTMENT AMOUNT         IRA            NO DEDUCTION            DEDUCTION
  --------------------------------------------------------------------------------------------------
         1              $ 2,000           $   1,544           $  1,584               $  2,200
  --------------------------------------------------------------------------------------------------
         5               10,000               8,913              9,670                 13,431
  --------------------------------------------------------------------------------------------------
        10               20,000              21,531             25,245                 35,062
  --------------------------------------------------------------------------------------------------
        15               30,000              39,394             50,328                 69,899
  --------------------------------------------------------------------------------------------------
        20               40,000              64,683             90,724                126,005
  --------------------------------------------------------------------------------------------------
        25               50,000             100,485            155,782                216,364
  --------------------------------------------------------------------------------------------------
        30               60,000             151,171            260,559                361,887
  --------------------------------------------------------------------------------------------------
        35               70,000             222,927            429,303                596,254
  --------------------------------------------------------------------------------------------------
        40               80,000             324,512            701,067                973,704
  --------------------------------------------------------------------------------------------------

 [Without IRA--investment of $1,440 ($2,000 less 28%) earning 7.2% (10% less
28%)]
 [With IRA--No Deduction--investment of $1,440 ($2,000 less 28%) earning 10%]

    31% Tax Bracket  Single -- $55,101-$115,000
                     Joint  -- $91,851-$140,000

                                        HOW MUCH YOU
      END OF          CUMULATIVE        HAVE WITHOUT          HOW MUCH YOU HAVE WITH FULL IRA
       YEAR        INVESTMENT AMOUNT         IRA            NO DEDUCTION            DEDUCTION
  --------------------------------------------------------------------------------------------------
         1              $ 2,000           $   1,475           $  1,518               $  2,200
  --------------------------------------------------------------------------------------------------
         5               10,000               8,467              9,268                 13,431
  --------------------------------------------------------------------------------------------------
        10               20,000              20,286             24,193                 35,062
  --------------------------------------------------------------------------------------------------
        15               30,000              36,787             48,231                 69,899
  --------------------------------------------------------------------------------------------------
        20               40,000              59,821             86,943                126,005
  --------------------------------------------------------------------------------------------------
        25               50,000              91,978            149,291                216,364
  --------------------------------------------------------------------------------------------------
        30               60,000             136,868            249,702                361,887
  --------------------------------------------------------------------------------------------------
        35               70,000             199,536            411,415                596,254
  --------------------------------------------------------------------------------------------------
        40               80,000             287,021            671,855                973,704
  --------------------------------------------------------------------------------------------------

 [Without IRA--investment of $1,380 ($2,000 less 31%) earning 6.9% (10% less
31%)]
 [With IRA--No Deduction--investment of $1,380 ($2,000 less 31%) earning 10%]

                                                                            - 34

DELAWARE GROUP DELCAP FUND, INC.-PART B--PAGE 35


    36% Tax Bracket*  Single -- $115,001-$250,000
                      Joint  -- $140,001-$250,000

                                        HOW MUCH YOU
      END OF          CUMULATIVE        HAVE WITHOUT          HOW MUCH YOU HAVE WITH FULL IRA
       YEAR        INVESTMENT AMOUNT         IRA            NO DEDUCTION            DEDUCTION
  --------------------------------------------------------------------------------------------------
         1              $ 2,000           $   1,362           $  1,408               $  2,200
  --------------------------------------------------------------------------------------------------
         5               10,000               7,739              8,596                 13,431
  --------------------------------------------------------------------------------------------------
        10               20,000              18,292             22,440                 35,062
  --------------------------------------------------------------------------------------------------
        15               30,000              32,683             44,736                 69,899
  --------------------------------------------------------------------------------------------------
        20               40,000              52,308             80,643                126,005
  --------------------------------------------------------------------------------------------------
        25               50,000              79,069            138,473                216,364
  --------------------------------------------------------------------------------------------------
        30               60,000             115,562            231,608                361,887
  --------------------------------------------------------------------------------------------------
        35               70,000             165,327            381,602                596,254
  --------------------------------------------------------------------------------------------------
        40               80,000             233,190            623,170                973,704
  --------------------------------------------------------------------------------------------------

 [Without IRA--investment of $1,280 ($2,000 less 36%) earning 6.4% (10% less
 36%)]
 [With IRA--No Deduction--investment of $1,280 ($2,000 less 36%) earning 10%]

    39.6% Tax Bracket*  Single -- over $250,000
                        Joint  -- over $250,000

                                        HOW MUCH YOU
      END OF          CUMULATIVE        HAVE WITHOUT          HOW MUCH YOU HAVE WITH FULL IRA
       YEAR        INVESTMENT AMOUNT         IRA            NO DEDUCTION            DEDUCTION
  --------------------------------------------------------------------------------------------------
         1              $ 2,000           $   1,281           $  1,329               $  2,200
  --------------------------------------------------------------------------------------------------
         5               10,000               7,227              8,112                 13,431
  --------------------------------------------------------------------------------------------------
        10               20,000              16,916             21,178                 35,062
  --------------------------------------------------------------------------------------------------
        15               30,000              29,907             42,219                 69,899
  --------------------------------------------------------------------------------------------------
        20               40,000              47,324             76,107                126,005
  --------------------------------------------------------------------------------------------------
        25               50,000              70,677            130,684                216,364
  --------------------------------------------------------------------------------------------------
        30               60,000             101,986            218,580                361,887
  --------------------------------------------------------------------------------------------------
        35               70,000             143,965            360,137                596,254
  --------------------------------------------------------------------------------------------------
        40               80,000             200,249            588,117                973,704
  --------------------------------------------------------------------------------------------------

 [Without IRA--investment of $1,208 ($2,000 less 39.6%) earning 6.04% (10% less 39.6%)]
 [With IRA--No Deduction--investment of $1,208 ($2,000 less 39.6%) earning 10%]

                     $2,000 SINGLE INVESTMENT AT A RETURN OF 10% COMPOUNDED ANNUALLY
              TAXABLE--      TAXABLE--      TAXABLE--       TAXABLE--       TAXABLE--          TAX
    YEARS       39.6%*          36%*           31%             28%             15%          DEFERRED
  ------------------------------------------------------------------------------------------------------
      10       $  3,595       $  3,719       $  3,898       $   4,008       $   4,522       $   5,187
  ------------------------------------------------------------------------------------------------------
      15          4,820          5,072          5,441           5,675           6,799           8,354
  ------------------------------------------------------------------------------------------------------
      20          6,463          6,916          7,596           8,034          10,224          13,455
  ------------------------------------------------------------------------------------------------------
      30         11,618         12,861         14,803          16,102          23,117          34,899
  ------------------------------------------------------------------------------------------------------
      40         20,884         23,916         28,849          32,272          52,266          90,519
  ------------------------------------------------------------------------------------------------------

                     $2,000 INVESTED ANNUALLY AT A RETURN OF 10% COMPOUNDED ANNUALLY
              TAXABLE--      TAXABLE--      TAXABLE--       TAXABLE--       TAXABLE--          TAX
    YEARS       39.6%*          36%*           31%             28%             15%          DEFERRED
  ------------------------------------------------------------------------------------------------------
      10       $ 28,006       $ 28,581       $ 29,400       $  29,904       $  32,192       $  35,062
  ------------------------------------------------------------------------------------------------------
      15         49,514         51,067         53,314          54,714          61,264          69,899
  ------------------------------------------------------------------------------------------------------
      20         78,351         81,731         86,697          89,838         104,978         126,005
  ------------------------------------------------------------------------------------------------------
      30        168,852        180,566        198,360         209,960         269,546         361,887
  ------------------------------------------------------------------------------------------------------
      40        331,537        364,360        415,973         450,711         641,631         973,704
  ------------------------------------------------------------------------------------------------------

*For tax years beginning after 1992, a 36% tax rate applies to all taxable income in excess of the maximum dollar amounts subject to the 31% tax rate. In addition, a 10% surtax (not applicable to capital gains) applies to certain high-income taxpayers. It is computed by applying a 39.6% rate to taxable income in excess of $250,000. The above tables do not reflect the personal exemption phaseout nor the limitations of itemized deductions that may apply.

                                                                            - 35

DELAWARE GROUP DELCAP FUND, INC.-PART B--PAGE 36


THE VALUE OF STARTING YOUR IRA EARLY

  The following illustrates how much more you would have contributing $2,000 each January--the earliest opportunity-- compared to contributing on April 15th of the following year--the latest, for each tax year.

 After 5 years    $3,528 more
      10 years    $6,113
      20 years    $17,228
      30 years    $47,295

  Compounded returns for the longest period of time is the key. The above illustration assumes a 10% rate of return and the reinvestment of all proceeds.
  And it pays to shop around. If you get just 2% more per year, it can make a big difference when you retire. A constant 8% versus 10% return, compounded annually, illustrates the point. This chart is based on a yearly investment of $2,000 on January 1. After 30 years the difference can mean as much as 50% more!

                           8%               10%

10 years                $ 31,291        $ 35,062
20 years                  98,846         126,005
30 years                 244,692         361,887

  The statistical exhibits above are for illustration purposes only and do not reflect the actual performance for the Series either in the past or in the future.

                                                                            - 36

DELAWARE GROUP DELCAP FUND, INC.-PART B--PAGE 37


APPENDIX C

THE COMPANY LIFE CYCLE
  Traditional business theory contends that a typical company progresses through basically four stages of development, keyed closely to a firm's sales.
  1. EMERGING GROWTH--a period of experimentation in which the company builds awareness of a new product or firm.
  2. ACCELERATED DEVELOPMENT--a period of rapid growth with potentially high profitability and acceptance of the product.
  3. MATURING PHASE--a period of diminished real growth due to dependence on replacement or sustained product demand.
  4. CYCLICAL STAGE--a period in which a company faces a potential saturation of demand for its product. At this point, a firm either diversifies or becomes obsolete.
  The Series concentrates on seeking and actively managing the potentials held by firms entering phase 2 of this development cycle. The following illustration of a firm's hypothetical development is intended to graphically depict the full development cycle.

                  [CHART -- HYPOTHETICAL CORPORATE LIFE CYCLE]

Hypothetical Corporate Life Cycle Chart shows in a line illustration, the stages that a typical company would go through, beginning with the emerging state where sales growth continues at a steep pace to the mature phase where growth levels off to the cyclical stage where sales show more definitive highs and lows.

  The above chart illustrates the path traditionally followed by companies that successfully survive the growth sequence.

                                                                            - 37

DELAWARE GROUP DELCAP FUND, INC.-PART B--PAGE 38


FINANCIAL STATEMENTS


  Ernst & Young LLP serves as the independent auditors for the Fund and, in its capacity as such, audits the financial statements contained in the Series' Annual Report. The Series' Statement of Net Assets, Statement of Operations, Statement of Changes in Net Assets, and Notes to Financial Statements, as well as the report of Ernst & Young LLP, independent auditors, for the fiscal year ended September 30, 1995 are included in the Series' Annual Report to shareholders. The financial statements, the notes relating thereto and the report of Ernst & Young LLP, listed above are incorporated by reference from the Annual Report into this Part B.


                                                                            - 38

                                                Form N-1A
                                                File No. 33-442
                                                Delaware Group DelCap Fund, Inc.




                                     PART C

                               Other Information


Item 24.                Financial Statements and Exhibits

                        (a)     Financial Statements:

                                Part A      -   Financial Highlights

                               *Part B      -   Statement of Net Assets
                                                Statement of Operations
                                                Statement of Changes in Net
                                                Assets
                                                Notes to Financial Statements
                                                Accountant's Report

                               * The financial statements and Accountant's Report listed above are incorporated by reference from the Registrant's Annual Report for the fiscal year ended September 30, 1995 into Part B.

                        (b)    Exhibits:

                                (1)     Articles of Incorporation.

                                        (a)      Articles of Incorporation, as
                                                 amended and supplemented to
                                                 date, attached as Exhibit.

                                        (b)      Form of Articles Supplementary
                                                 (November 1995) attached as
                                                 Exhibit.

                                (2) By-Laws. By-Laws, as amended to date, attached as Exhibit.

                                (3)     Voting Trust Agreement.  Inapplicable.

                                                Form N-1A
                                                File No. 33-442
                                                Delaware Group DelCap Fund, Inc.




                                (4) Copies of All Instruments Defining the Rights of Holders.

                                        (a)      Articles of Incorporation and
                                                 Articles Supplementary.
                                                 Article Third of Articles
                                                 Supplementary (May 27, 1992),
                                                 Article Second of Articles
                                                 Supplementary (September 6,
                                                 1994), Article Fifth of
                                                 Articles of Incorporation
                                                 (September 18, 1985) and
                                                 Article Eighth of Articles of
                                                 Incorporation (September 18,
                                                 1985), which was subsequently
                                                 redesignated as Article Ninth
                                                 (July 31, 1989), attached as
                                                 Exhibit 24(b)(1)(a) and Form
                                                 of Articles Supplementary
                                                 (November 1995) attached as
                                                 Exhibit 24(b)(1)(b).

                                        (b)      By-Laws.  Article II, Article
                                                 III, as amended, and Article
                                                 XIII, which was subsequently
                                                 redesignated as Article XIV,
                                                 attached as Exhibit 24 (b)(2).

                                (5)     Investment Management Agreement.
                                        Investment Management Agreement between
                                        Delaware Management Company, Inc. and
                                        the Registrant dated April 3, 1995
                                        attached as Exhibit.

                                (6)     (a)      Distribution Agreement.

                                                 (i)      Form of Distribution
                                                          Agreement (April
                                                          1995) included as
                                                          Module.

                                                 (ii)     Form of Amendment
                                                          No. 1 to
                                                          Distribution Agreement
                                                          (November 1995)
                                                          included as Module.

                                        (b)      Administration and Service
                                                 Agreement.  Form of
                                                 Administration and Service
                                                 Agreement (as amended November
                                                 1995) included as Module.

                                        (c)      Dealer's Agreement.  Form of
                                                 Dealer's Agreement (as amended
                                                 November 1995) included as
                                                 Module.

                                        (d)      Form of Mutual Fund Agreement
                                                 for the Delaware Group of
                                                 Funds included as Module.

                                (7)     Bonus, Profit Sharing, Pension
                                        Contracts.  Amended and Restated Profit
                                        Sharing Plan included as Module.

                                (8) Custodian Agreement. Incorporated into this filing by reference to
                                        Post-Effective Amendment No. 7 filed
                                        November 24, 1989 and Post-Effective
                                        Amendment No. 10 filed September 23,
                                        1991.

                                                                                Form N-1A
                                                                                File No. 33-442
                                                                                Delaware Group DelCap Fund, Inc.

                                (9)     Other Material Contracts.  Shareholders
                                        Services Agreement incorporated into
                                        this filing by reference to
                                        Post-Effective Amendment No. 4 filed
                                        September 29, 1988.

                               (10)     Opinion of Counsel.  To be filed with
                                        letter relating to Rule 24f-2 on or
                                        about November 29, 1995.

                               (11)     Consent of Auditors.  Attached as
                                        Exhibit.

                               (12)     Inapplicable.

                               (13)     Investment Letter of Initial
                                        Shareholder.  Incorporated into this
                                        filing by reference to Pre-Effective
                                        Amendment No. 2 filed March 26, 1986.

                               (14)     Model Plans.  Incorporated into this
                                        filing by reference to Post-Effective
                                        Amendment No. 15 filed November 26,
                                        1993.

                                        Amended Model Plans included as Module.

                             **(15)     Plans under Rule 12b-1.

                                        (a)      Form of Plan under Rule 12b-1
                                                 for Class A (November 1995)
                                                 included as Module.

                                        (b)      Form of Plan under Rule 12b-1
                                                 for Class B (November 1995)
                                                 included as Module.

                                        (c)      Form of Plan under Rule 12b-1
                                                 for Class C (November 1995)
                                                 included as Module.

                               (16)     Schedules of Computation for each
                                        Performance Quotation.  Attached as
                                        Exhibit.

                               (17)     Financial Data Schedules.  Attached as
                                        Exhibit.

                               (18)     Plan under Rule 18f-3.  Form of Plan
                                        under Rule 18f-3 included as Module.

                               (19)     Other:   Directors' Power of Attorney.
                                        Attached as Exhibit.


**Relates to DelCap Fund A Class, DelCap Fund B Class and DelCap Fund C Class only.

Item 25.                Persons Controlled by or under Common Control with
                        Registrant.  None.

                                                Form N-1A
                                                File No. 33-442
                                                Delaware Group DelCap Fund, Inc.




Item 26.                Number of Holders of Securities.

                                (1)                                                        (2)

                                                                                    Number of
                        Title of Class                                              Record Holders*
                        --------------                                              --------------
                        Delaware Group DelCap Fund, Inc.'s:

                        DelCap Fund A Class
                        Common Stock Par Value                                      66,384 Accounts as of
                        $.01 Per Share                                              October 31, 1995

                        DelCap Fund B Class
                        Common Stock Par Value                                      359 Accounts as of
                        $.01 Per Share                                              October 31, 1995

                        DelCap Fund C Class
                        Common Stock Par Value                                      0 Accounts as of
                        $.01 Per Share                                              October 31, 1995

                        DelCap Fund Institutional Class
                        Common Stock Par Value                                      37 Accounts as of
                        $.01 Per Share                                              October 31, 1995

* DelCap Fund C Class was not offered prior to the effective date of this Registration Statement.

Item 27. Indemnification. Incorporated into this filing by reference to initial Registration Statement filed September 24, 1985 and Article VII of the By-Laws, as amended, attached as Exhibit 24(b)(2).

                                                Form N-1A
                                                File No. 33-442
                                                Delaware Group DelCap Fund, Inc.




Item 28.               Business and Other Connections of Investment Adviser.

                       Delaware Management Company, Inc. (the "Manager") or its affiliate, Delaware International Advisers Ltd., also serves as investment manager to the other funds in the Delaware Group (Delaware Group Delaware Fund, Inc., Delaware Group Trend Fund, Inc., Delaware Group Value Fund, Inc., Delaware Group Decatur Fund, Inc., Delaware Group Delchester High-Yield Bond Fund, Inc., Delaware Group Government Fund, Inc., Delaware Group Limited-Term Government Funds, Inc., Delaware Group Cash Reserve, Inc., Delaware Group Tax-Free Fund, Inc., DMC Tax-Free Income Trust-Pennsylvania, Delaware Group Tax-Free Money Fund, Inc., Delaware Group Premium Fund, Inc., Delaware Group Global & International Funds, Inc., Delaware Pooled Trust, Inc., Delaware Group Dividend and Income Fund, Inc. and Delaware Group Global Dividend and Income Fund, Inc.) and provides investment advisory services to institutional accounts, primarily retirement plans and endowment funds. In addition, certain directors of the Manager also serve as directors/trustees of the other Delaware Group funds, and certain officers are also officers of these other funds. A company owned by the Manager's parent company acts as principal underwriter to the mutual funds in the Delaware Group (see Item 29 below) and another such company acts as the shareholder servicing, dividend disbursing and transfer agent for all of the mutual funds in the Delaware Group.

                       The following persons serving as directors or officers of the Manager have held the following positions during the past two years:


Name and Principal                  Positions and Offices with the Manager and its
Business Address*                   Affiliates and Other Positions and Offices Held
-----------------------             -------------------------------------------------------------------------------------
Wayne A. Stork                      Chairman of the Board, Chief Executive Officer, Chief Investment Officer and Director of
                                    Delaware Management Company, Inc.; President, Chief Executive Officer, Chairman of the
                                    Board and Director of the Registrant, and with the exception of Delaware Pooled Trust,
                                    Inc. each of the other funds in the Delaware Group and Delaware Management Holdings,
                                    Inc.; Chairman of the Board and Director of Delaware Pooled Trust, Inc. and Delaware
                                    Investment Counselors, Inc.; Chairman, Chief Executive Officer and Director of DMH Corp.,
                                    Delaware International Advisers Ltd., Delaware International Holdings Ltd. and Founders
                                    Holdings, Inc.; and Director of Delaware Distributors, Inc. and Delaware Service Company,
                                    Inc.





*Business address of each is 1818 Market Street, Philadelphia, PA 19103.

                                                Form N-1A
                                                File No. 33-442
                                                Delaware Group DelCap Fund, Inc.



Name and Principal                  Positions and Offices with the Manager and its
Business Address*                   Affiliates and Other Positions and Offices Held
-----------------------             ------------------------------------------------------------------------------------
Winthrop S. Jessup                  Executive Vice President and Director of Delaware Management Company, Inc., DMH Corp.,
                                    Delaware International Holdings Ltd. and Founders Holdings, Inc.; Executive Vice
                                    President of the Registrant and, with the exception of Delaware Pooled Trust, Inc., each of the other funds in the Delaware Group and Delaware Management Holdings, Inc.;
                                    President and Chief Executive Officer of Delaware Pooled Trust, Inc.; Vice Chairman of
                                    Delaware Distributors, L.P.; Vice Chairman and Director of Delaware Distributors, Inc.;
                                    Director of Delaware Management Trust Company, Delaware Service Company, Inc. and
                                    Delaware International Advisers Ltd.; and President and Director of Delaware Investment
                                    Counselors, Inc.

Richard G. Unruh, Jr.               Executive Vice President and Director of Delaware Management Company, Inc.; Executive
                                    Vice President of the Registrant and each of the other funds in the Delaware Group;
                                    Senior Vice President of Delaware Management Holdings, Inc.; and Director of Delaware
                                    International Advisers Ltd.

                                    Board of Directors, Chairman of Finance Committee, Keystone Insurance Company since
                                    1989, 2040 Market Street, Philadelphia, PA; Board of Directors, Chairman of Finance
                                    Committee, Mid Atlantic, Inc., since 1989, 2040 Market Street, Philadelphia, PA

Paul E. Suckow                      Senior Vice President/Chief Investment Officer, Fixed Income of Delaware Management
                                    Company, Inc., the Registrant, each of the other funds in the Delaware Group and
                                    Delaware Management Holdings, Inc.; Senior Vice President and Director of Founders
                                    Holdings, Inc.; and Director of Founders CBO Corporation





*Business address of each is 1818 Market Street, Philadelphia, PA 19103.

                                                Form N-1A
                                                File No. 33-442
                                                Delaware Group DelCap Fund, Inc.



Name and Principal                  Positions and Offices with the Manager and its
Business Address*                   Affiliates and Other Positions and Offices Held
-----------------------             -------------------------------------------------------------------------------------
David K. Downes                     Senior Vice President, Chief Administrative Officer and Chief Financial Officer of
                                    Delaware Management Company, Inc., the Registrant and each of the other funds in the
                                    Delaware Group; Chairman and Director of Delaware Management Trust Company; Senior Vice
                                    President, Chief Administrative Officer, Chief Financial Officer and Treasurer of
                                    Delaware Management Holdings, Inc.; Senior Vice President, Chief Financial Officer,
                                    Treasurer and Director of DMH Corp.; Senior Vice President, Chief Administrative Officer
                                    and Director of Delaware Distributors, Inc.; Senior Vice President and Chief
                                    Administrative Officer of Delaware Distributors, L.P.; Senior Vice President, Chief
                                    Administrative Officer, Chief Financial Officer and Director of Delaware Service Company,
                                    Inc.; Chief Financial Officer and Director of Delaware International Holdings Ltd.;
                                    Senior Vice President, Chief Financial Officer and Treasurer of Delaware Investment
                                    Counselors, Inc.; Senior Vice President and Director of Founders Holdings, Inc.; and
                                    Director of Delaware International Advisers Ltd.

George M. Chamberlain, Jr.          Senior Vice President, Secretary and Director of Delaware Management Company, Inc., DMH
                                    Corp., Delaware Distributors, Inc. and Delaware Service Company, Inc.; Senior Vice
                                    President and Secretary of the Registrant, each of the other funds in the Delaware
                                    Group, Delaware Distributors, L.P., Delaware Investment Counselors, Inc. and Delaware
                                    Management Holdings, Inc.; Executive Vice President, Secretary and Director of Delaware
                                    Management Trust Company; Corporate Vice President, Secretary and Director of Founders
                                    Holdings, Inc.; Secretary and Director of Delaware International Holdings Ltd.; and
                                    Director of Delaware International Advisers Ltd.

                                    Director of ICI Mutual Insurance Co. since 1992, P.O. Box 730, Burlington, VT





*Business address of each is 1818 Market Street, Philadelphia, PA 19103.

                                                Form N-1A
                                                File No. 33-442
                                                Delaware Group DelCap Fund, Inc.



Name and Principal                  Positions and Offices with the Manager and its
Business Address*                   Affiliates and Other Positions and Offices Held
-----------------------             -------------------------------------------------------------------------------------
Richard J. Flannery                 Managing Director/Corporate Tax & Affairs of Delaware Management Company, Inc., Delaware
                                    Management Holdings, Inc., DMH Corp., Delaware Distributors, L.P., Delaware Distributors,
                                    Inc., Delaware Service Company, Inc., Delaware Management Trust Company, Delaware
                                    International Holdings Ltd., Delaware Investment Counselors, Inc. and Founders CBO
                                    Corporation; Vice President of the Registrant and each of the other funds in the Delaware
                                    Group; Managing Director/Corporate Tax & Affairs and Director of Founders Holdings, Inc.;
                                    and Director of Delaware International Advisers Ltd.

                                    Limited Partner of Stonewall Links, L.P. since 1991, Bulltown Rd., Elverton, PA; Director and Member of Executive Committee of Stonewall Links, Inc. since 1991, Bulltown Rd.,
                                    Elverton, PA

Michael P. Bishof(1)                Vice President and Treasurer of Delaware Management Company, Inc., the Registrant, each of the other funds in the Delaware Group, Delaware Management Holdings, Inc., DMH Corp.,
                                    Delaware Distributors, L.P., Delaware Distributors, Inc., Delaware Service Company, Inc.,
                                    Founders Holdings, Inc. and Founders CBO Corporation

Eric E. Miller                      Vice President and Assistant Secretary of Delaware Management Company, Inc., the
                                    Registrant, each of the other funds in the Delaware Group, Delaware Management Holdings,
                                    Inc., DMH Corp., Delaware Distributors, L.P., Delaware Distributors, Inc., Delaware
                                    Service Company, Inc., Delaware Management Trust Company, Founders Holdings, Inc. and
                                    Delaware Investment Counselors, Inc.

Richelle S. Maestro                 Vice President and Assistant Secretary of Delaware Management Company, Inc., the
                                    Registrant, each of the other funds in the Delaware Group, Delaware Management Holdings,
                                    Inc., Delaware Distributors, L.P., Delaware Distributors, Inc., Delaware Service Company,
                                    Inc., DMH Corp., Delaware Management Trust Company, Delaware Investment Counselors, Inc.
                                    and Founders Holdings, Inc.; and Assistant Secretary of Founders CBO Corporation

                                    General Partner of Tri-R Associates since 1989, 10001 Sandmeyer Ln., Philadelphia, PA



*Business address of each is 1818 Market Street, Philadelphia, PA 19103.

                                                Form N-1A
                                                File No. 33-442
                                                Delaware Group DelCap Fund, Inc.



Name and Principal                  Positions and Offices with the Manager and its
Business Address*                   Affiliates and Other Positions and Offices Held
-----------------------             -------------------------------------------------------------------------------------
Joseph H. Hastings                  Vice President/Corporate Controller of Delaware Management Company, Inc., the Registrant,
                                    each of the other funds in the Delaware Group, Delaware Management Holdings, Inc., DMH
                                    Corp., Delaware Distributors, L.P., Delaware Distributors, Inc., Delaware Service
                                    Company, Inc., Delaware Investment Counselors, Inc. and Founders Holdings, Inc.;
                                    Executive Vice President, Chief Financial Officer and Treasurer of Delaware Management
                                    Trust Company; and Assistant Treasurer of Founders CBO Corporation

Bruce A. Ulmer                      Vice President/Director of Internal Audit of Delaware Management Company, Inc., the
                                    Registrant, each of the other funds in the Delaware Group, Delaware Management Holdings,
                                    Inc., DMH Corp. and Delaware Management Trust Company

Lisa O. Brinkley(2)                 Vice President/Compliance of Delaware Management Company, Inc., the Registrant, each of the other funds in the Delaware Group, DMH Corp., Delaware Distributors, L.P., Delaware
                                    Distributors, Inc., Delaware Service Company, Inc., Delaware Management Trust Company and
                                    Delaware Investment Counselors, Inc.

Rosemary E. Milner                  Vice President/Legal of Delaware Management Company, Inc., the Registrant, each of the other funds in the Delaware Group, Delaware Distributors, L.P. and Delaware Distributors,
                                    Inc.

Douglas L. Anderson(3)              Vice President/Operations of Delaware Management Company, Inc. and  Delaware Service
                                    Company, Inc.; and Vice President/Operations and   Director of Delaware Management Trust
                                    Company

Michael T. Taggart(4)               Vice President/Facilities Management and Administrative Services of Delaware Management
                                    Company, Inc.

Gerald T. Nichols                   Vice President/Senior Portfolio Manager of Delaware Management Company, Inc., each of the tax-exempt funds, the fixed income funds and the closed-end funds in the Delaware Group;
                                    Vice President of Founders Holdings, Inc.; and Treasurer and Director of Founders CBO
                                    Corporation

J. Michael Pokorny                  Vice President/Senior Portfolio Manager of Delaware Management Company, Inc., and each of the tax-exempt funds and the fixed income funds in the Delaware Group

*Business address of each is 1818 Market Street, Philadelphia, PA 19103.

                                                Form N-1A
                                                File No. 33-442
                                                Delaware Group DelCap Fund, Inc.



Name and Principal                  Positions and Offices with the Manager and its
Business Address*                   Affiliates and Other Positions and Offices Held
-----------------------             -------------------------------------------------------------------------------------
Gary A. Reed                        Vice President/Senior Portfolio Manager of Delaware Management Company, Inc., each of the tax-exempt funds and the fixed income funds in the Delaware Group and Delaware Investment
                                    Counselors, Inc.

Paul A. Matlack                     Vice President/Senior Portfolio Manager of Delaware Management Company, Inc., each of the tax-exempt funds, the fixed income funds and the closed-end funds in the Delaware Group;
                                    Vice President of Founders Holdings, Inc.; and Secretary and Director of Founders CBO
                                    Corporation

James R. Raith, Jr.                 Vice President/Senior Portfolio Manager of Delaware Management Company, Inc., each of the tax-exempt funds, the fixed income funds and the closed-end funds in the Delaware Group;
                                    Vice President of Founders Holdings, Inc.; and President and Director of Founders CBO
                                    Corporation


Patrick P. Coyne                    Vice President/Senior Portfolio Manager of Delaware Management Company, Inc., each of the tax-exempt funds and the fixed income funds in the Delaware Group

Roger A. Early(5)                   Vice President/Senior Portfolio Manager of Delaware Management Company, Inc., each of the tax-exempt funds and the fixed income funds in the Delaware Group

Edward N. Antoian                   Vice President/Senior Portfolio Manager of Delaware Management Company, Inc., the
                                    Registrant and each of the other equity funds in the Delaware Group

George H. Burwell                   Vice President/Senior Portfolio Manager of Delaware Management Company, Inc., the
                                    Registrant and each of the other equity funds in the Delaware Group

John B. Fields                      Vice President/Senior Portfolio Manager of Delaware Management Company, Inc., the
                                    Registrant, each of the other equity funds in the Delaware Group and Delaware Investment
                                    Counselors, Inc.

Edward A. Trumpbour                 Vice President/Senior Portfolio Manager of Delaware Management Company, Inc., the
                                    Registrant and each of the other equity funds in the Delaware Group




*Business address of each is 1818 Market Street, Philadelphia, PA 19103.

                                                Form N-1A
                                                File No. 33-442
                                                Delaware Group DelCap Fund, Inc.




Name and Principal                  Positions and Offices with the Manager and its
Business Address*                   Affiliates and Other Positions and Offices Held
-----------------------             -------------------------------------------------------------------------------------
David C. Dalrymple                  Vice President/Senior Portfolio Manager of Delaware Management Company, Inc., the
                                    Registrant and each of the other equity funds in the Delaware Group

          (1) VICE PRESIDENT/GLOBAL INVESTMENT MANAGEMENT OPERATIONS, Bankers Trust and VICE PRESIDENT, CS First Boston Investment Management prior to June 1995.

          (2) VICE PRESIDENT AND COMPLIANCE OFFICER, Banc One Securities Corporation prior to June 1994 and ASSISTANT VICE PRESIDENT AND COMPLIANCE OFFICER, Aetna Life and Casualty prior to March 1993.

          (3) VICE PRESIDENT OF OPERATIONS, Supervised Service Company prior to March 1994.

          (4) ASSISTANT VICE PRESIDENT/ADMINISTRATIVE SERVICES, United Pacific Life Insurance prior to January 1994.

          (5) SENIOR VICE PRESIDENT AND PORTFOLIO MANAGER, Federated Investors prior to July 1994.

Item 29.               Principal Underwriters.

                       (a) Delaware Distributors, L.P. serves as principal underwriter for all the mutual funds in the Delaware Group.

                       (b) Information with respect to each director, officer or partner of principal underwriter:


Name and Principal                                    Positions and Offices                      Positions and Offices
Business Address*                                     with Underwriter                           with Registrant
-----------------------------                         ---------------------                      -----------------------
Delaware Distributors, Inc.                           General Partner                            None

Delaware Management
Company, Inc.                                         Limited Partner                            Investment Manager

Delaware Investment
Counselors, Inc.                                      Limited Partner                            None

Winthrop S. Jessup                                    Vice Chairman                              Executive Vice President

Keith E. Mitchell                                     President and Chief                        None
                                                      Executive Officer

David K. Downes                                       Senior Vice President and                  Senior Vice President/Chief
                                                      Chief Administrative Officer               Administrative Officer/Chief
                                                                                                 Financial Officer


*Business address of each is 1818 Market Street, Philadelphia, PA 19103.

                                                Form N-1A
                                                File No. 33-442
                                                Delaware Group DelCap Fund, Inc.





Name and Principal                                    Positions and Offices                      Positions and Offices
Business Address*                                     with Underwriter                           with Registrant
-----------------------------                         ---------------------                      -----------------------
George M. Chamberlain, Jr.                            Senior Vice President/                     Senior Vice President/
                                                      Secretary                                  Secretary

J. Lee Cook                                           Senior Vice President/                     None
                                                      National Sales Manager

Stephen H. Slack                                      Senior Vice President/                     None
                                                      Wholesaler

William F. Hostler                                    Senior Vice President/                     None
                                                      Marketing Services

Minette van Noppen                                    Senior Vice President/                     None
                                                      Retirement Services

Richard J. Flannery                                   Managing Director/Corporate                Vice President
                                                      & Tax Affairs

Eric E. Miller                                        Vice President/                            Vice President/
                                                      Assistant Secretary                        Assistant Secretary

Richelle S. Maestro                                   Vice President/                            Vice President/
                                                      Assistant Secretary                        Assistant Secretary

Joseph H. Hastings                                    Vice President/                            Vice President/
                                                      Corporate Controller                       Corporate Controller

Michael P. Bishof                                     Vice President/Treasurer                   Vice President/Treasurer

Lisa O. Brinkley                                      Vice President/                            Vice President/
                                                      Compliance                                 Compliance

Rosemary E. Milner                                    Vice President/Legal                       Vice President/Legal

Diane M. Anderson                                     Vice President/                            None
                                                      Retirement Services


*Business address of each is 1818 Market Street, Philadelphia, PA 19103.

                                                Form N-1A
                                                File No. 33-442
                                                Delaware Group DelCap Fund, Inc.




Name and Principal                                    Positions and Offices                      Positions and Offices
Business Address*                                     with Underwriter                           with Registrant
-----------------------------                         ---------------------                      -----------------------
Denise F. Guerriere                                   Vice President/Client Services             None

Julia R. Vander Els                                   Vice President/                            None
                                                      Retirement Services

Jerome J. Alrutz                                      Vice President/                            None
                                                      Retirement Services

Martin J. Cole                                        Vice President/                            None
                                                      Retirement Services

Joanne A. Mettenheimer                                Vice President/                            None
                                                      National Accounts

Christopher H. Price                                  Vice President/Annuity                     None
                                                      Marketing & Administration

Thomas S. Butler                                      Vice President/                            None
                                                      DDI Administration

Frank Albanese                                        Vice President/Wholesaler                  None

William S. Carroll                                    Vice President/Wholesaler                  None

William S. Castetter                                  Vice President/Wholesaler                  None

Thomas J. Chadie                                      Vice President/Wholesaler                  None

Robert M. Frank                                       Vice President/Wholesaler

Douglas R. Glennon                                    Vice President/Wholesaler                  None

Alan D. Kessler                                       Vice President/Wholesaler                  None

William M. Kimbrough                                  Vice President/Wholesaler                  None

Mac McAuliffe                                         Vice President/Wholesaler                  None


*Business address of each is 1818 Market Street, Philadelphia, PA 19103.

                                                Form N-1A
                                                File No. 33-442
                                                Delaware Group DelCap Fund, Inc.




Name and Principal                                    Positions and Offices                      Positions and Offices
Business Address*                                     with Underwriter                           with Registrant
-----------------------------                         ---------------------                      -----------------------
Patrick L. Murphy                                     Vice President/Wholesaler                  None

Henry W. Orvin                                        Vice President/Wholesaler                  None

Philip G. Rickards                                    Vice President/Wholesaler                  None

Dion D. Rooney                                        Vice President/Wholesaler                  None

Michael W. Rose                                       Vice President/Wholesaler                  None

Thomas E. Sawyer                                      Vice President/Wholesaler                  None

Sanford G. Simmons, Jr.                               Vice President/Wholesaler                  None

Robert E. Stansbury                                   Vice President/Wholesaler                  None

Larry D. Stone                                        Vice President/Wholesaler                  None

*Business address of each is 1818 Market Street, Philadelphia, PA 19103.

                     (c)   Not Applicable.

Item 30.              Location of Accounts and Records.

                      All accounts and records are maintained in Philadelphia at 1818 Market Street, Philadelphia, PA 19103 or One Commerce Square, Philadelphia, PA 19103.

Item 31.              Management Services.  None.

Item 32.              Undertakings.

                      (a)   Not Applicable.

                      (b)   Not Applicable.

                      (c) The Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                                Form N-1A
                                                File No. 33-442
                                                Delaware Group DelCap Fund, Inc.




                      (d) The Registrant hereby undertakes to promptly call a meeting of shareholders for the purpose of voting upon the question of removal of any director when requested in writing to do so by the record holders of not less than 10% of the outstanding shares.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, this Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in this City of Philadelphia and Commonwealth of Pennsylvania on this 21st day of November, 1995.


                                          DELAWARE GROUP DELCAP FUND, INC.


                                  By/s/Wayne A. Stork
                                    -------------------------------------------
                                                   Wayne A. Stork
                                         Chairman of the Board, President,
                                        Chief Executive Officer and Director


Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

                    Signature                                             Title                                     Date
-----------------------------------------------      -----------------------------------------------       --------------------
                                                     Chairman of the Board, President,
/s/Wayne A. Stork                                    Chief Executive Officer and Director                  November 21, 1995
--------------------------------------------------
Wayne A. Stork


                                                     Senior Vice President/Chief Financial
                                                     Officer/Chief Administrative Officer
                                                     Principal Financial Officer and
/s/David K. Downes                                   Principal Accounting Officer)                         November 21, 1995
--------------------------------------------------
David K. Downes

/s/Walter P. Babich                              *   Director                                              November 21, 1995
--------------------------------------------------
Walter P. Babich

/s/Anthony D. Knerr                              *   Director                                              November 21, 1995
--------------------------------------------------
Anthony D. Knerr

/s/Ann R. Leven                                  *   Director                                              November 21, 1995
--------------------------------------------------
Ann R. Leven

/s/W. Thacher Longstreth                         *   Director                                              November 21, 1995
--------------------------------------------------
W. Thacher Longstreth

/s/Charles E. Peck                               *   Director                                              November 21, 1995
--------------------------------------------------
Charles E. Peck

                                    *By/s/Wayne A. Stork
                                       ----------------------------------------
                                                     Wayne A. Stork
                                                as Attorney-in-Fact for
                                             each of the persons indicated

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC  20549





                                    Exhibits

                                       to

                                   Form N-1A





            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                               INDEX TO EXHIBITS


Exhibit No.                              Exhibit
-----------                              -------
EX-99.B1A                                Articles of Incorporation, as amended and supplemented to date

EX-99.B1B                                Form of Articles Supplementary (November 1995)

EX-99.B2                                 By-Laws, as amended to date

EX-99.B5                                 Investment Management Agreement (April 3, 1995)

EX-99.B6AI                               Form of Distribution Agreement (April 1995)
(Module Name
DIS_AGR_NON_MON)

EX-99.B6AII                              Form of Amendment No. 1 to Distribution Agreement (November 1995)
(Module Name
AMD_DIS_AGR_NON)

EX-99.B6B                                Form of Administration and Service Agreement (as amended November 1995)
(Module Name
ADMIN_SER_AGREE)

EX-99.B6C                                Form of Dealer's Agreement (as amended November 1995)
(Module Name
DEALERS_AGREE)

EX-99.B6D                                Form of Mutual Fund Agreement for the Delaware Group of Funds
(Module Name
MUTUAL_FUND_AGR)

EX-99.B7                                 Amended and Restated Profit Sharing Plan
(Module Name
PROF_SHARE_PLAN)

EX-99.B11                                Consent of Auditors

EX-99.B14                                Amended Model Plans
(Module Name
MODEL_PLANS)

EX-99.B15A                               Form of Plan under Rule 12b-1 for Class A (November 1995)
(Module Name
CL_A_SHARE_NON)

EX-99.B15B                               Form of Plan under Rule 12b-1 for Class B (November 1995)
(Module Name
CL_B_SHARE_ALL)


EX-99.B15C                               Form of Plan under Rule 12b-1 for Class C (November 1995)
(Module Name
CL_C_SHARE_ALL)

EX-99.B16                                Schedules of Computation for each Performance Quotation

EX-27                                    Financial Data Schedules

EX-99.B18                                Form of Plan under Rule 18f-3
(Module Name
PLAN)

EX-99.B19                                Directors' Power of Attorney

